TEMPLETON AMERICAN TRUST, INC.
                           500 East Broward Boulevard
                         Fort Lauderdale, FL 33394-3091



Dear Shareholder:

      Enclosed is a Notice of Meeting for a Special Shareholders Meeting. The Meeting has been called for March 19, 1999 at 10:00 a.m. EST, at the offices of Templeton American Trust, Inc. ("American Trust") at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091. The accompanying Proxy Statement/Prospectus describes a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                       RETURN THE ENCLOSED PROXY CARD!

      This meeting is critically important. You are being asked to consider and approve an Agreement and Plan of Reorganization which would result in your shares of American Trust being exchanged for those of a fund called Franklin Equity Fund. If shareholders approve the proposal, you will receive Class A shares of Franklin Equity Fund equal in value to your investment in Class I shares of American Trust or Class C shares of Franklin Equity Fund equal in value to your investment in Class II shares of American Trust. You will no longer be a shareholder of American Trust, and you will instead be a shareholder of Franklin Equity Fund.

      The transaction is being proposed because the projected growth in assets of American Trust was not sufficient to continue to offer a fund with competitive performance and high quality service to shareholders over the long term. The combined proxy statement and prospectus compares the investment objectives and investment policies of Franklin Equity Fund and American Trust. Franklin Equity Fund is managed by Franklin Advisers, Inc., which is an affiliate of Templeton Investment Counsel, Inc., the current investment adviser of American Trust.

      Please take the time to review this document and vote now. To ensure that your vote is counted, indicate your position on the enclosed proxy card. Sign and return your card promptly. If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

      Thank you for your attention to this matter.

                                    Sincerely,


                                    Barbara J. Green
                                    Secretary




                         TEMPLETON AMERICAN TRUST, INC.
                           500 East Broward Boulevard
                         Fort Lauderdale, FL 33394-3091

                     NOTICE OF SPECIAL SHAREHOLDERS MEETING

                          To Be Held on March 19, 1999

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Shareholders Meeting of Templeton American Trust, Inc. ("American Trust") will be held at the offices of American Trust, 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091 on March 19, 1999 at 10:00 a.m. EST. The Meeting is being called for the following reasons:

      1. To approve or disapprove an Agreement and Plan of Reorganization between American Trust and Franklin Equity Fund that provides for: (i) the acquisition of substantially all of the assets of American Trust in exchange for Class A and Class C shares of Franklin Equity Fund, (ii) the distribution of Class A shares of Franklin Equity Fund to the shareholders of Class I shares of American Trust, (iii) the distribution of Class C shares of Franklin Equity Fund to shareholders of Class II shares of American Trust, and (iv) the liquidation and dissolution of American Trust.

      2. To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

      The transaction contemplated by the Agreement and Plan of Reorganization is described in the attached Prospectus/Proxy Statement. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A thereto.

      Shareholders of record as of the close of business on January 12, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                    By Order of the Board of Directors,

                                    Barbara J. Green
                                    Secretary
February 1, 1999


      IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY SO THAT A QUORUM MAY BE ENSURED.




                     COMBINED PROXY STATEMENT AND PROSPECTUS

When reading this Proxy/Prospectus Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


                                                 TABLE OF CONTENTS

                                                                                                 PAGE
COVER PAGE                                                                                       Cover

SUMMARY                                                                                            2
         On what proposal am I being asked to vote?                                                2
         What are the general tax consequences of the Transaction?                                 2
COMPARISONS OF SOME IMPORTANT FEATURES                                                             3
         How do the investment objectives and policies of the two funds compare?                   3
         Who manages the two funds?                                                                3
         What are the fees and expenses of each fund and what might they be after the
                  Transaction?                                                                     4
         Where can I find more financial information about the two funds?                          6
         What are other key features of the two funds?                                             6
                  Transfer Agency, Custody and Administrative Services                             6
                  Fees and Expenses                                                                6
                  Distribution Services                                                            6
                  Purchases and Redemptions                                                        7
                  Dividends and Distributions                                                      7
         What are the risks of an investment in Franklin Equity Fund?                              8
                  Smaller Companies Risk                                                           8
                  Convertible Securities Risk                                                      8
                  Interest Rate, Currency and Market Risk                                          8
                  Credit and Issuer Risk                                                           9
                  Foreign Securities Risk                                                          9
                  Derivative Securities Risk                                                       9
                  Real Estate Investment Trusts ("REITs")                                          9
REASONS FOR THE TRANSACTION                                                                       10
INFORMATION ABOUT THE TRANSACTION                                                                 11
         How will the Transaction be carried out?                                                 11
         Who will pay the expenses of the Transaction?                                            11
         What are the tax consequences of the Transaction?                                        11
         What should I know about Class A and Class C Shares of the
                  Franklin Equity Fund?                                                           11
         What are the capitalizations of the two funds and what might the capitalization
                  be after the Transaction?                                                       12
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES                                                  13
         Are there any significant differences between the investment objectives and
                  strategies of the two funds?                                                    13
         How do the investment policies of the two funds compare?                                 13
         What are the fundamental investment restrictions of the two funds?                       15
VOTING INFORMATION                                                                                17
         How many votes are necessary to approve the Agreement and Plan?                          17
         How do I ensure my vote is accurately recorded?                                          17
         Can I revoke my proxy?                                                                   17
         What other matters will be voted upon at the Meeting?                                    17
         Who is entitled to vote?                                                                 17
         What other solicitations will be made?                                                   17
         Are there dissenters' rights?                                                            18
INFORMATION ABOUT FRANKLIN EQUITY FUND                                                            18
INFORMATION ABOUT AMERICAN TRUST                                                                  18
PRINCIPAL STOCKHOLDERS                                                                            18
GLOSSARY                                                                                          20
         Useful Terms and Definitions                                                             20
EXHIBITS TO COMBINED PROXY STATEMENT AND PROSPECTUS                                               22
EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION                                                  A-1




                     COMBINED PROXY STATEMENT AND PROSPECTUS

                             Dated January 15, 1999

                          Acquisition of the Assets of
                         TEMPLETON AMERICAN TRUST, INC.

              By and in exchange for Class A and Class C Shares of
                              FRANKLIN EQUITY FUND


      This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders Meeting (the "Meeting") to approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan"). If shareholders vote to approve the Agreement and Plan, the net assets of American Trust will be acquired by and in exchange for shares of Franklin Equity Fund. The Meeting will be held at the principal offices of American Trust at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091 on March 19, 1999 at 10:00 a.m. EST. The Board of Directors of Templeton American Trust, Inc. ( "American Trust") is soliciting these proxies. Franklin Equity Fund's principal offices are located at 777 Mariners Island Boulevard, San Mateo, CA 94404. This Prospectus/Proxy Statement will first be sent to shareholders on or about February 1, 1999.

      If the shareholders vote to approve the Agreement and Plan, you will receive Class A shares of Franklin Equity Fund equal in value to your investment in Class I shares of American Trust or Class C shares of Franklin Equity Fund equal in value to your investment in Class II shares of American Trust. American Trust will then be liquidated.

      Like American Trust, Franklin Equity Fund is an open-end, diversified management investment company. Franklin Equity Fund's principal investment objective is capital appreciation. Its secondary objective is to provide current income return through the receipt of dividends or interest from its investments.

      This Prospectus/Proxy Statement gives the information about the Class A and Class C shares of Franklin Equity Fund that you should know before investing. You should retain it for future reference. The prospectus of Franklin Equity Fund dated November 1, 1998 is attached to, and considered a part of, this Prospectus/Proxy Statement. You may find more information about Franklin Equity Fund, American Trust and the proposed reorganization in the following documents. You may request a free copy of these documents or other
information by calling     1-800/DIAL BEN(R) or by writing to the above
addresses.

     o The Statement of Additional Information ("SAI") dated January 18, 1999, relating to this Prospectus/Proxy Statement,

     o    American Trust's Prospectus and its SAI dated May 1, 1998,

     o American Trust's Annual Report for the fiscal year ended December 31, 1997 and its Semi-Annual Report for the period ended June 30, 1998,

     o    Franklin Equity Fund's SAI dated November 1, 1998, and

     o Franklin Equity Fund's Annual Report for the fiscal year ended June 30, 1998

Each of these documents is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference herein.

     Like all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.




                                     SUMMARY

      This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Agreement and Plan (attached as Exhibit A) and the Prospectus of Franklin Equity Fund (enclosed as Exhibit B).

ON WHAT PROPOSAL AM I BEING ASKED TO VOTE?

      The Board of Directors of American Trust approved the Agreement and Plan (which is attached as Exhibit A) and recommended that shareholders of American Trust vote to approve the Agreement and Plan. If shareholders vote to approve the Agreement and Plan, American Trust's net assets will be transferred to Franklin Equity Fund, in exchange for an equal value of shares of Franklin Equity Fund. These shares of Franklin Equity Fund will then be distributed to American Trust's shareholders and American Trust will be liquidated. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction").

      This means that your shares of American Trust will be exchanged for an equal value of shares of Franklin Equity Fund. You will receive Class A shares of Franklin Equity Fund equal in value to your investment in Class I shares of American Trust or Class C shares of Franklin Equity Fund equal in value to your investment in Class II shares of American Trust. As a result of this exchange, you will cease to be a shareholder of American Trust and will become a shareholder of Franklin Equity Fund. This exchange will occur on the Closing Date of the Transaction.

      Franklin Equity Fund is a mutual fund in the Franklin Templeton Group of Funds. It is managed by Franklin Advisers, Inc. It has investment objectives and policies which are similar but not identical to those of American Trust. The Class A and Class C shares of Franklin Equity Fund have distribution and sales charges which are substantially similar to those of the Class I and Class II shares, respectively, of American Trust. Before January 1, 1999 Franklin Equity Fund's Class A shares were designated Class I and its Class C shares were designated Class II.

      For the reasons set forth below under "Reasons for the Transaction," the Board of Directors of American Trust has concluded that the Transaction is in the best interests of the shareholders of American Trust. The Board of Directors of American Trust and the Board of Directors of Franklin Equity Fund concluded that no dilution in value would result to the shareholders of American Trust or Franklin Equity Fund, respectively, as a result of the Transaction.

           THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE
                             THE AGREEMENT AND PLAN

WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE TRANSACTION?

      It is expected that shareholders of American Trust will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of American Trust for shares of Franklin Equity Fund. However, you should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences, if any, since the foregoing discussion only relates to the federal income tax consequences. For further information about the tax consequences of the Transaction, see "Information About the Transaction - Tax Considerations."

                     COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE TWO FUNDS COMPARE?

      While not identical, the investment goals of Franklin Equity Fund and American Trust are similar. American Trust's investment goal of long-term total return is a combination of capital growth and income. Franklin Equity Fund's investment goal is capital appreciation, with a secondary goal to provide current income through the receipt of dividends or interest from investments. The difference between the two goals is one of emphasis on the income component, with a heavier emphasis being placed on income by American Trust.

      Under normal circumstances, American Trust seeks to achieve its goal of long-term total return (a combination of capital growth and income) by investing at least 65% of its total assets in both equity and debt securities of U.S. companies and the U.S. government, its agencies and instrumentalities. Under normal circumstances, Franklin Equity Fund will invest at least 65% of its assets in common stocks and securities convertible into common stock which may be traded on a securities exchange or in the over the counter market to satisfy its primary objective of capital appreciation. The balance of its assets may be invested in other securities that in the aggregate are consistent with its investment objective.

      Franklin Equity Fund may invest in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. In general, the fund may invest in smaller companies with a market capitalization of less than $1.5 billion at the time of the fund's investment. The fund currently does not intend to invest more than 25% of its total assets in securities of small capitalization companies.

      There is no specific limitation on the percentage of Franklin Equity Fund's assets that may be invested in foreign issuers but the fund presently intends to limit its investments to no more than 15% of its total assets in securities of companies of developed foreign nations. Franklin Equity Fund will ordinarily buy foreign securities traded in the U.S. and through depository receipts, although it may buy foreign securities directly in foreign markets. American Trust may invest up to 35% of its total assets in securities of issuers in any foreign country if they are listed on a stock exchange and in American, European and Global Depositary Receipts. It may invest up to 15% of its total assets in foreign securities not listed on a recognized U.S. or foreign securities exchange. Thus, Franklin Equity Fund could have a greater percentage of its assets committed to foreign securities.

      For further information about the investment objectives and policies of the two funds, see "Comparison Of Investment Objectives and Policies."

WHO MANAGES THE TWO FUNDS?

      The management of the business and affairs of both funds are the responsibility of their respective Boards of Directors. Franklin Equity Fund is a California corporation, organized on August 30, 1984. American Trust is a Maryland corporation, organized on October 31, 1990.

      Franklin Advisers, Inc. ("Advisers") manages the assets of Franklin Equity Fund. Templeton Investment Counsel, Inc. ("Investment Counsel") manages the assets of American Trust. Advisers and Investment Counsel are both wholly-owned subsidiaries of Franklin Resources, Inc. ("Resources").

      Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers and its affiliates serve as investment manager or administrator to 54 registered investment companies, with approximately 166 U.S. based funds or series. Together, they have over $222 billion in assets under management for approximately 7 million U.S. based mutual fund shareholder and other accounts. Resources is a publicly owned holding company. Its principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of Resources' outstanding shares.

      The team responsible for the day-to-day management of Franklin Equity Fund's portfolio is: Conrad B. Herrmann and Canyon A. Chan since 1993, and Serena Perin since 1996. Information regarding these individuals and their business experience for the last five years is given in the accompanying prospectus of Franklin Equity Fund, under the heading "Who Manages the Fund?"

      The team responsible for the day-to-day management of American Trust is: Peter A. Nori since 1996, and Gary R. Clemons and William T. Howard, Jr. since 1993. Additional information regarding these individuals and their business experience for the last five years is given in the prospectus of American Trust, under the heading "Who Manages the Fund?"



WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

                             PRO FORMA FEE TABLE FOR
                     AMERICAN TRUST AND FRANKLIN EQUITY FUND
                       BASED UPON THE HISTORICAL EXPENSES
                   FOR THE 12 MONTH PERIOD ENDED JUNE 30, 1998


                                                                      ACTUAL
                                                            --------------------------
                                                        AMERICAN TRUST    FRANKLIN EQUITY     PRO FORMA CLASS A
                                                           CLASS I              FUND          AFTER TRANSACTION
                                                         (UNAUDITED)           CLASS A           (UNAUDITED)

SHAREHOLDER TRANSACTION EXPENSES*
---------------------------------
         Maximum Sales Charge (as a percentage of
         Offering Price).........................           5.75%               5.75%               5.75%
         Paid at time of purchase 1..............           5.75%               5.75%               5.75%
         Paid at redemption 2....................            None               None                 None
         Exchange Fee (per transaction) 3........            None               None                 None

ANNUAL FUND OPERATING EXPENSES
------------------------------
(as percentage of average net assets)
         Management Fees.........................           0.70%               0.50%               0.50%
         Rule 12b-1 Fees 4.......................           0.29%               0.21%               0.21%
         Other Expenses..........................           0.43%               0.19%               0.19%
                                                            -----               -----               -----
         Total Fund Operating Expenses...........           1.42%               0.90%               0.90%



                                                                     ACTUAL
                                                          ----------------------------
                                                        AMERICAN TRUST    FRANKLIN EQUITY     PRO FORMA CLASS C
                                                           CLASS II             FUND          AFTER TRANSACTION
                                                         (UNAUDITED)           CLASS C           (UNAUDITED)

SHAREHOLDER TRANSACTION EXPENSES*
---------------------------------
         Maximum Sales Charge (as a percentage of
         Offering Price).........................           1.99%               1.99%               1.99%
         Paid at time of purchase 5..............           1.00%               1.00%               1.00%
         Paid at redemption 2....................           0.99%               0.99%               0.99%
         Exchange Fee (per transaction) 3........            None               None                 None

ANNUAL FUND OPERATING EXPENSES
------------------------------
(as percentage of average net assets)
         Management Fees.........................           0.70%               0.50%               0.50%
         Rule 12b-1 Fees 4.......................           1.00%               1.00%               1.00%
         Other Expenses..........................           0.43%               0.19%               0.19%
                                                            -----               -----               -----
         Total Fund Operating Expenses...........           2.13%               1.69%               1.69%

* IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.

1 THERE IS NO FRONT-END SALES CHARGE IF YOU INVEST $1 MILLION OR MORE IN
  CLASS A SHARES.

2 A CONTINGENT DEFERRED SALES CHARGE MAY APPLY TO CLASS II OR CLASS C
  PURCHASES IF YOU SELL THE SHARES WITHIN 18 MONTHS AND TO CLASS I OR CLASS A PURCHASES OF $1 MILLION OR MORE IF YOU SELL THE SHARES WITHIN ONE YEAR. A CDSC MAY ALSO APPLY TO PURCHASES BY CERTAIN RETIREMENT PLANS THAT QUALIFY TO BUY CLASS I OR CLASS A SHARES WITHOUT A FRONT-END SALES CHARGE. THE CHARGE IS 1% OF THE VALUE OF THE SHARES SOLD OR THE NET ASSET VALUE AT THE TIME OF PURCHASE, WHICHEVER IS LESS. THE NUMBER IN THE TABLE SHOWS THE CHARGE AS A PERCENTAGE OF THE OFFERING PRICE. WHILE THE PERCENTAGE IS DIFFERENT DEPENDING ON WHETHER THE CHARGE IS SHOWN BASED ON THE NET ASSET VALUE OR THE OFFERING PRICE, THE DOLLAR AMOUNT PAID BY YOU WOULD BE THE SAME. SEE "HOW DO I SELL SHARES? - CONTINGENT DEFERRED SALES CHARGE" IN EACH FUND'S PROSPECTUS FOR DETAILS.

3 THERE IS A $5.00 FEE FOR BOTH FUNDS FOR EXCHANGES BY MARKET TIMERS AS
  DEFINED IN THE GLOSSARY TO THIS PROXY STATEMENT. WE PROCESS ALL OTHER EXCHANGES WITHOUT A FEE.

4 THESE FEES MAY NOT EXCEED 0.35% FOR AMERICAN TRUST'S CLASS I SHARES AND
  0.25% FOR FRANKLIN EQUITY FUND'S CLASS A SHARES. THESE FEES MAY NOT EXCEED 1.00% FOR CLASS II OR CLASS C SHARES OF THE FUNDS. THE COMBINATION OF FRONT-END SALES CHARGES AND RULE 12B-1 FEES COULD CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE NASD'S RULES.

5 ALTHOUGH CLASS II AND CLASS C HAS A LOWER FRONT-END SALES CHARGE THAN CLASS
  I AND CLASS A, THEIR RULE 12B-1 FEES ARE HIGHER. OVER TIME YOU MAY PAY MORE FOR CLASS II AND CLASS C SHARES.

EXAMPLE:

  Assume the annual return for each class is 5% and operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.


CLASS I/CLASS A                      1 YEAR    3 YEARS    5 YEARS   10 YEARS
---------------                      ------    -------    -------   --------
American Trust Class I                $71**      $100      $131       $218
Franklin Equity Fund Class A          $66**      $85       $104       $162
Pro Forma Franklin Equity Fund
Class A (after proposed
transaction)                           $66       $85       $104       $162
CLASS II/CLASS C
American Trust Class II              $41***      $76       $123       $254
Franklin Equity Fund Class C         $37***      $63       $101       $208
Pro Forma Franklin Equity Fund
Class C (after proposed
transaction)                           $37       $63       $101       $208

**Assumes a Contingent Deferred Sales Charge will not apply.

***For the same Class II or Class C investment, you would pay projected expenses of $31 (American Trust) and $27 (Franklin Equity Fund) if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE TWO FUNDS?

      The current prospectuses of American Trust and Franklin Equity Fund each contain further financial information regarding per share income and capital changes, under the heading "Financial Highlights."

WHAT ARE OTHER KEY FEATURES OF THE TWO FUNDS?

      TRANSFER AGENCY, CUSTODY AND ADMINISTRATIVE SERVICES. Both funds receive shareholder accounting and other clerical services from Franklin Templeton Investor Services, Inc. ("Investor Services") in its capacity as transfer agent and dividend paying agent. Investor Services is a wholly-owned subsidiary of Resources.

      Bank of New York is the custodian for the assets of Franklin Equity Fund. The main office of the Bank of New York is 90 Washington Street, New York, New York 10286. The Chase Manhattan Bank, N.A., MetroTech Center, Brooklyn, New York 11245, serves as custodian of American Trust's assets.

      FT Services provides certain administrative facilities and services to both funds. These services include the preparation and maintenance of books and records, preparation of tax returns and financial reports, and monitoring compliance with regulatory requirements. FT Services receives a fee from American Trust for the administration services described above. In the case of Franklin Equity Fund, Advisers pays the administrative fee, at its own expense, and it is not a separate expense of the Franklin Equity Fund.

      FEES AND EXPENSES. Pursuant to its Investment Management Agreement with Investment Counsel, American Trust pays Investment Counsel a monthly fee equal on an annual basis to 0.70% of the average daily net assets of the Fund. American Trust also pays FT Services a monthly fee for the administration services described above. The monthly fee is equal on an annual basis to 0.15% of the first $200,000,000 of American Trust's average daily net assets, with certain reductions at higher asset amounts.

      Under its Management Agreement with Advisers, Franklin Equity Fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of the Fund; 1/24 of 1% (approximately 1/2 of 1% per year) of net assets of the Fund in excess of $100 million up to $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of the Fund in excess of $250 million. Given the present size of Franklin Equity Fund, Advisers is entitled to receive a fee totaling approximately 1/2 of 1% per year of the net assets of the Fund. Also, Advisers would pay FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200,000,000 with certain reductions at higher asset amounts. This administration fee is paid by Advisers and is not a separate expense of Franklin Equity Fund.

      DISTRIBUTION SERVICES. Franklin/Templeton Distributors, Inc. ("Distributors") distributes the shares of both Franklin Equity Fund and American Trust. The Boards of Directors of both Franklin Equity Fund and American Trust have adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act. Franklin Equity Fund's Board has adopted a separate Plan of Distribution for its Class A shares and its Class C shares. American Trust's Board has adopted a separate Plan of Distribution for its Class I shares and its Class II shares. The Distribution Plans of each fund provide that the relevant Class of each fund may pay or reimburse Distributors or others for activities primarily intended to sell shares of that Class. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements and a prorated portion of Distributors' overhead expenses.

      Payments by Franklin Equity Fund under its Class A Plan may not exceed 0.25% per year of the average daily net assets of its Class A shares. Payments by American Trust under its Plan for Class I may not exceed 0.35% per year of Class I's average daily net assets. With regard to both Franklin Equity Fund and American Trust, the payments by each fund under its Plan for Class II or Class C may not exceed 0.75% per year of the average daily net assets of its Class II or Class C shares. Each fund may also pay a servicing fee of up to 0.25% per year of its Class II's or Class C's average daily net assets under its Class II or Class C plan.

      The ratio of operating expenses to average net assets for Class A and Class C of Franklin Equity Fund for its most recent fiscal year ended June 30, 1998 was 0.90% and 1.69%, respectively. The ratio of operating expenses to average net assets for Class I and Class II of American Trust as of its most recent fiscal year ended December 31, 1997 was 1.41% and 2.17%, respectively. American Trust's annualized ratio of operating expenses based on its semi-annual period ended June 30, 1998 was 1.50% and 2.15%, respectively.

      PURCHASES AND REDEMPTIONS. Both funds sell their shares on a continuous basis at their respective current Offering Price. The current Offering Price is equal to each fund's Net Asset Value plus any applicable sales charge. For Class I and Class A shares, the sales charge is calculated as a percentage of the dollar amount you invest. The maximum sales charge on sales of Class I and Class A shares is 5.75% of the dollar amount you invest (equivalent to 6.10% of the Net Asset Value of the purchase). This is reduced on larger purchases of $50,000 or more. The current prospectus for each fund contains a chart showing the reduced sales charges that would apply to larger purchases of the respective funds. The sales charge for Class II and Class C shares is 1%. Unlike Class I and Class A, the Class II and Class C sales charge does not vary based on the size of your purchase.

      Franklin Equity Fund requires a minimum initial investment of $1000 and subsequent investments of at least $50. The minimum may be waived or reduced when shares are purchased through retirement plans or plans providing for regular periodic investments. American Trust requires a minimum investment of $100 to open an account and $50 to add to an account. It may waive these minimums for retirement plans.

      Shares of both funds may be redeemed at their respective Net Asset Value per share. However, redemptions of Class I or Class A shares of both funds which were purchased in amounts of $1,000,000 or more are generally subject to a Contingent Deferred Sales Charge of 1% for a period of 12 months following the purchase. Franklin Equity Fund shares acquired by American Trust shareholders as a result of this Transaction are subject to a Contingent Deferred Sales Charge to the same extent that the American Trust shares were subject to a Contingent Deferred Sales Charge. Shares of each fund may be exchanged for shares of other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectuses of the respective Franklin Templeton Fund.

      Additional information and specific instructions explaining how to purchase and redeem shares of Franklin Equity Fund and American Trust are outlined in the current prospectus of each fund, under the heading "About Your Account." The accompanying prospectus of Franklin Equity Fund also lists phone numbers for you to call if you have any questions about your account, under the heading "What If I Have Questions About My Account." These phone numbers are the same for both funds.

      DIVIDENDS AND DISTRIBUTIONS. Both funds distribute substantially all of their net investment income and net capital gains to their shareholders.
Such distributions are normally taxable to shareholders as income or capital gains. Each fund will notify its shareholders annually of the amount and nature of such income or gains.

      American Trust intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. Franklin Equity Fund intends to declare dividends semi-annually in May and November to shareholders of record on the last business day of that month and pay them on or about the 15th business day of the following month. Franklin Equity Fund generally makes a capital gains distribution once a year in December.

      Both funds automatically reinvest dividend and capital gain distributions in additional shares of the same class of that fund, unless you select a different option. Specific instructions explaining how to select a different option are outlined in the current prospectus of each fund, under the Heading "What Distributions Might I Receive from the Fund?"

WHAT ARE THE RISKS OF AN INVESTMENT IN FRANKLIN EQUITY FUND?

      As with most investments, investments in American Trust and Franklin Equity Fund involve risks. There can be no guarantee against losses resulting from an investment in either fund, nor can there be any assurance that either fund will achieve its investment objective. The risks associated with an investment in each fund are substantially similar, with any differences outlined below. (For information about the investment objectives and policies of the two funds, see "Comparison of Investment Objectives and Policies.")

  SMALLER COMPANIES RISK. Franklin Equity Fund may invest a substantial portion of its assets in securities issued by smaller capitalization companies. Historically, smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

  In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, they may have limited product lines, they may have a small share of the market for their products or services, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

  Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

  CONVERTIBLE SECURITIES RISK. American Trust and Franklin Equity Fund may each invest a portion of their assets in convertible securities. A convertible security has risk characteristics of both equity and debt securities. Its value may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

  INTEREST RATE, CURRENCY AND MARKET RISK. Because both funds invest in equity and debt securities, investments in each fund involve risks related to changes in economic conditions, movements in the stock and bond markets, and changes in interest rates, in any country where that fund has investments.
To the extent that each fund invests in debt securities, changes in interest rates in any country where that fund invests will affect the value of each fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy are likely to have a negative effect on the value of each fund's shares. To the extent that each fund invests in common stocks, a general market decline in any country where that fund is invested may cause the value of what the fund owns, and thus the fund's price, to decline. Changes in currency valuations may also affect the price of a fund's shares. Individual and worldwide stock markets, interest rates throughout the world, and currency valuations have increased and decreased in the past. These changes are unpredictable.

      CREDIT AND ISSUER RISK. The funds' investments in debt securities involve the risk that the issuer will be unable to make principal and interest payments in a timely manner and the debt security will go into default. The purchase of defaulted debt securities involves significant additional risks, such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

      FOREIGN SECURITIES RISK. As discussed above, American Trust and Franklin Equity Fund may each invest a substantial portion of their assets in foreign equity securities, although Franklin Equity Fund could have a greater percentage of its assets invested in foreign securities. Therefore, the funds share certain risks that are inherent when investing in foreign securities and that are not typically associated with investments in U.S. securities. These risks include adverse currency fluctuations, political, social or economic instability in the country of the issuer, or unfavorable diplomatic developments which could affect investment in securities of issuers in foreign nations. In addition, foreign investments may be affected by expropriation, nationalization, extraordinary taxation, or other governmental restrictions which might affect the amount and types of foreign investments made or the payment of principal or interest on securities in the investment portfolios of the funds.

      In addition, there may be less publicly available information about issuers and foreign companies may not be subject to auditing, accounting and financial reporting standards comparable to those applicable to U.S. companies. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. A fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

      Some of the countries in which American Trust may invest include Russia and certain Asian, Latin American and Eastern European countries all of which are considered developing or emerging markets. Investments in these countries are subject to all risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.

      Emerging markets involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody.

      DERIVATIVE SECURITIES RISK. Option transactions, foreign currency exchange transactions and futures contracts are considered derivative investments. To the extent that each of the funds enters into these transactions, its success will depend upon its respective investment adviser's ability to predict pertinent market movements and no assurance can be given that its judgment will be correct. A liquid secondary market for any particular option or future may not be available when an option or futures position is sought to be closed and the inability to close a position may have an adverse impact on the fund's ability to effectively hedge securities. In addition, there may be an imperfect correlation between movements in the securities on which the options or futures contract is based and movements in the securities in a fund's portfolio.

      REAL ESTATE INVESTMENT TRUSTS ("REITS"). Both funds are subject to the risks associated with investing in REITs. The risks involved in REITs include risks common to all real estate investing, such as declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. Each fund does not intend to invest more than 10% of its total assets in REITs.

                            REASONS FOR THE TRANSACTION

      The Board of Directors of American Trust has recommended the Transaction in order to combine the fund with a larger fund. The larger fund should be better able to diversify its investments and to obtain certain savings in costs for American Trust and its shareholders. The Transaction was also recommended in order to combine two similar funds within the Franklin Templeton Group to eliminate duplication of expenses and internal competition.

      Because of the relatively low demand for American Trust, Investment Counsel recommended to the Board of Directors that American Trust's assets be merged with a larger fund that has similar investment objectives and policies.

      The Agreement and Plan was presented to, and approved by, American Trust's Board of Directors at a meeting held on December 1, 1998. At the meeting the Board questioned management about the potential benefits and costs to shareholders of American Trust. In deciding whether to recommend approval of the Transaction to shareholders, the Board considered, among other things: the expense ratio of American Trust and Franklin Equity Fund; the comparative investment performance of American Trust and Franklin Equity Fund; the compatibility of the investment objectives, policies, restrictions and portfolios of American Trust with Franklin Equity Fund; the tax consequences of the Transaction; and the significant experience of Advisers. During the course of its deliberations, the Board of Directors also considered that the expenses of the Transaction would be shared equally by American Trust, Franklin Equity Fund, Advisers and Investment Counsel.

      The Board of Directors concluded that the Transaction is in the best interests of the shareholders of American Trust and that no dilution of value would result to the shareholders of American Trust from the Transaction. It then decided to approve the Agreement and Plan and to recommend that shareholders of American Trust vote to approve the Transaction. (As required by law, the Directors approving the Agreement and Plan included a majority of the Directors who are not interested persons of American Trust.)

      The Board's conclusion was based on a number of factors, including that the Transaction would permit shareholders to pursue their investment goals in a larger fund. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. A fund with higher aggregate net assets may also be able to reduce or eliminate certain duplicate costs and expenses. This may result in lower overall expense ratios through the spreading of fixed costs of fund operations over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agent fees, would be largely unaffected by the Transaction. The Board of Directors of Franklin Equity Fund also determined that the Transaction was in the best interests of Franklin Equity Fund and its shareholders and that no dilution would result to such shareholders.

      FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AGREEMENT AND PLAN. If the Agreement and Plan is not approved, the Board of Directors will consider other possible courses of action for American Trust, including dissolution and liquidation.

                         INFORMATION ABOUT THE TRANSACTION

      This is only a summary of the Agreement and Plan. You should read the actual Agreement and Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

      If the shareholders of American Trust approve the Agreement and Plan, the Transaction will take place after the funds satisfy various conditions, including the delivery of certain documents. Franklin Equity Fund and American Trust will agree on a specific date for the actual Transaction to take place. This is called the Closing Date. If the shareholders of American Trust do not approve the Agreement and Plan, the Transaction will not take place.

      If the shareholders approve the Agreement and Plan, American Trust will deliver to Franklin Equity Fund substantially all of its assets on the Closing Date. In exchange, American Trust will receive Class A and Class C Shares of Franklin Equity Fund which have a value equal to the dollar value of the assets delivered to Franklin Equity Fund. The stock transfer books of American Trust will be permanently closed as of 1:00 P.M. Pacific time on the Closing Date. American Trust only will accept requests for redemption received in proper form before 1:00 P.M. Pacific time on the Closing Date. Requests received after that time will be considered requests to redeem shares of Franklin Equity Fund.

      To the extent permitted by law, the funds may agree to amend the Agreement and Plan without shareholder approval. They may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of American Trust.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

      The expenses resulting from the Transaction will be split equally by the following four parties: American Trust, Franklin Equity Fund, Advisers and Investment Counsel. As described above, Advisers and Investment Counsel are the investment advisers for the funds involved in the Transaction.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

      The Transaction is intended to qualify as a tax-free reorganization for Federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from American Trust and Franklin Equity Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to Franklin Equity Fund, that shareholders of American Trust will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of American Trust for shares of Franklin Equity Fund or that Franklin Equity Fund will recognize any gain or loss upon receipt of American Trust's assets.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor as to state and local tax consequences, if any, of the Transaction, because the above discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT CLASS A AND CLASS C SHARES OF FRANKLIN EQUITY FUND?

      Class A and Class C shares of Franklin Equity Fund will be distributed to shareholders of American Trust's Class I and Class II shares, respectively. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, will have no preemptive or conversion rights and will be transferable upon the books of Franklin Equity Fund. The shares of Franklin Equity Fund will be recorded electronically in each shareholder's account. Franklin Equity Fund will then send a confirmation to each shareholder. As described in its prospectus, Franklin Equity Fund does not issue share certificates unless requested. Former shareholders of the American Trust whose shares are represented by outstanding share certificates will not be allowed to redeem shares of the Franklin Equity Fund until the certificates have been returned.

      Unlike American Trust, the shares of Franklin Equity Fund have cumulative voting rights. This gives shareholders a number of votes equal to the number of shares owned times the number of directors to be elected. Each shareholder may cast the whole number of votes for one candidate or spread such votes among two or more candidates. American Trust has non-cumulative voting rights. This gives the holders of more than 50% of the shares voting the ability to elect 100% of the Directors.

      Like American Trust, Franklin Equity Fund does not routinely hold annual meetings of shareholders. With respect to both funds, shareholders who hold at least 10% of that fund's outstanding shares may call a meeting.

      Unlike American Trust, Franklin Equity Fund offers additional classes of shares, Advisor Class and Class B. For matters that only affect a certain class of a fund, only the shareholders of that class are entitled to vote. Each class differs as to sales charges, expenses and services. Different fees and expenses will affect performance.

WHAT ARE THE CAPITALIZATIONS OF THE TWO FUNDS AND WHAT MIGHT THE
CAPITALIZATION BE AFTER THE TRANSACTION?

      The following table sets forth as of June 30, 1998 (i) the capitalization of American Trust and each of its classes, (ii) the capitalization of Franklin Equity Fund and its Class A and Class C; and (iii) the pro forma capitalization of Franklin Equity Fund and its Class A and Class C as adjusted to give effect to the proposed Transaction. The capitalization of Franklin Equity Fund and the classes are likely to be different when the Transaction is consummated.




                       AMERICAN TRUST    FRANKLIN EQUITY      Franklin Equity
                                               FUND           Fund Pro Forma
                                                             after Transaction
                                                                (UNAUDITED)

Net assets*......       $59,374,904        $666,463,026        $725,837,930
Total shares             3,314,675          60,643,186          66,080,960
outstanding*.....
Class I/Class A net      $6,703,060        $613,835,217        $620,538,277
assets
Class I/Class A net        $17.93             $10.99              $10.99
asset value per
share............
Class I/Class A           373,909           55,832,059          56,441,983
shares outstanding
Class II/Class C           $17.91             $10.91              $10.91
net asset value per
share............
Class II/Class C        $52,671,844         $35,716,958         $88,388,802
net assets
Class II/Class C         2,940,766           3,273,565           8,101,415
shares outstanding

* Unlike American Trust, Franklin Equity Fund offers two additional classes of shares, Class B and Advisor Class. The information shown above for Franklin Equity Fund and Franklin Equity Fund after Transaction includes the Advisor Class only. Class B shares were not offered until January 1, 1999.

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      This section describes key investment policies of Franklin Equity Fund and American Trust and certain noteworthy differences between the investment objectives and policies of the two funds. For a complete description of Franklin Equity Fund's investment policies and risks you should read the prospectus of Franklin Equity Fund dated November 1, 1998. It is attached to this Prospectus/Proxy Statement.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES AND STRATEGIES OF THE TWO FUNDS?

      American Trust's investment goal is long-term total return, which is a combination of capital growth and income. Franklin Equity Fund's investment objective is capital appreciation, with a secondary goal to provide current income through the receipt of dividends or interest from investments. The difference between the two goals is one of emphasis on the income component, with a heavier emphasis being placed on income by American Trust. The investment goal of each fund is a fundamental policy, which means that it may only be changed by approval of that fund's shareholders.

      Under normal circumstances, American Trust seeks to achieve its objective of long-term total return by investing at least 65% of its total assets in both equity and debt securities of U.S. companies and the U.S. government, its agencies and instrumentalities. Under normal circumstances, Franklin Equity Fund will invest at least 65% of its assets in common stocks and securities convertible into common stock which may be traded on a securities exchange or in the over the counter market to satisfy its primary objective of capital appreciation. The balance of its assets may be invested in other securities that in the aggregate are consistent with its investment goal.

      When choosing equity securities for American Trust, Investment Counsel concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. Investment Counsel does a company-by-company analysis, rather than focusing on a specific industry or economic sector. It also considers a company's historical value measures, including the ratio of a company's share price to its earnings, its profit margins and liquidation value.

      Franklin Equity Fund invests in securities of companies that Advisers believes have strong future growth prospects and whose securities prices are attractive relative to those growth prospects. Investments are made when the securities, in the opinion of Advisers, are trading at attractive valuation ratios relative to their industry. These investments may be more volatile than other types of investments and, therefore, may be subject to a greater degree of risk. The payment of dividends may be considered when securities are purchased.

      When selecting securities for Franklin Equity Fund, Advisors, like Investment Counsel, uses a traditional fundamental analysis of individual companies in which it invests. However, Advisers also uses disciplined, quantitative models. Advisers use these quantitative models (formulas that compare financial data of many companies) and other measures to discover attractive investment candidates. Advisers also evaluates these companies based on fundamental factors, including quality of earnings, strength of management, market position and potential growth.

HOW DO THE INVESTMENT POLICIES OF THE TWO FUNDS COMPARE?

      In seeking to achieve their investment objectives, both Franklin Equity Fund and American Trust invest a substantial percentage of their assets in equity securities. Such securities include common stocks, preferred stock and securities convertible into common stock. Both funds may invest in debt securities, which may include bonds, notes, debentures, commercial paper, time deposits, bankers acceptances and structured investments.

      There is no specific limitation on the percentage of Franklin Equity Fund's assets that may be invested in foreign issuers, but the fund presently intends to limit its investments to no more than 15% of its total assets in securities of companies of developed foreign nations. Franklin Equity Fund will ordinarily buy foreign securities traded in the U.S. and through depositary receipts, although it may buy foreign securities directly in foreign markets. American Trust may only invest up to 35% of its total assets in securities of issuers in any foreign country if they are listed on a stock exchange and in American, European and Global Depositary Receipts.
It may invest up to 15% of its total assets in foreign securities not listed on a recognized U.S. or foreign securities exchange. It will only invest up to 35% of its total assets in emerging markets, including 5% of its total assets in Russian securities. Thus, Franklin Equity Fund potentially could have a greater percentage of its assets committed to foreign securities.

      Both funds may invest in both rated and unrated debt securities. Presently, each fund intends to invest no more than 5% of its total assets in securities rated below investment grade (rated lower than BBB by S&P or Baa by Moody's) or in unrated debt which it determines to be of comparable quality. As a fundamental policy, American Trust may not invest more than 10% of its total assets in defaulted debt securities.

      For temporary defensive purposes, both funds may invest up to 100% of their assets in money market securities. Money market securities include securities of the U.S. government and its agencies, commercial paper and various bank debt instruments. With regard to American Trust, the money market securities may be denominated in the currency of any nation and may include securities issued or guaranteed by a foreign government, its agencies or instrumentalities. Also, American Trust may invest only up to 25% of its total assets in obligations of banks and will invest only up to 10% of its total assets in time deposits that are subject to an early withdrawal penalty. Both funds may also enter into repurchase agreements.

      Both funds may invest in relatively new or unseasoned companies where the opportunity for rapid growth is expected to be above average. However, investment in the securities of issuers which have been in continuous operation for less than three years is limited to no more than 5% of the value of each fund's total assets. For both funds, this may not be changed except upon a shareholder vote.

      Both funds may also invest in companies that qualify as real estate investment trusts ("REITs"). Franklin Equity Fund does not intend to invest more than 10% of its total assets in REITs. As for American Trust, no percentage restriction has been stated for its investment in REITs.

      Both funds may invest in convertible securities. A convertible security generally is a preferred stock or debt security that pays dividends or interest and may be converted into common stock. Franklin Equity Fund does not intend to invest more than 10% of its total assets in convertible securities.

      To generate additional income, American Trust may lend its portfolio securities in an amount up to 33 1/3% of the value of its total assets at the time of the most recent loan. Franklin Equity Fund may lend its portfolio securities if such loans do not exceed 10% of the value of the fund's total assets at the time of the most recent loan.

      Although it currently has no intention of doing so, American Trust may purchase options and write covered options, in order to increase its return or to hedge its portfolio investments. Although it currently has no intention of doing so, Franklin Equity Fund may purchase options and write covered options in order to hedge its portfolio securities and securities it intends to buy and to accommodate cash flows. For hedging purposes only, both funds may buy and sell financial futures contracts, index futures contracts, foreign currency futures and options thereon. Franklin Equity Fund may only enter into options transactions if the total premiums it paid for such options is 5% or less of its total assets. Each fund may not commit more than 5% of its total assets to initial deposits and premiums on futures contracts
and related options, except for closing transactions.   With respect to
American Trust, the value of the securities on which the futures contracts are based will not exceed 25% of its total assets. Options, futures, options on futures and forward contracts are generally considered "derivative securities."

      To help protect its portfolio against adverse changes in foreign currency exchange rates, American Trust may (1) buy and sell foreign currency at the prevailing rate in the foreign currency exchange market; (2) enter into forward foreign currency contracts which are agreements to buy or sell a specific currency at a set price on a future date (generally within one year). It may only commit up to 20% of its total assets to these contracts; and (3) buy and sell put and call options on foreign currencies.

      Both funds may invest up to 10% of their total assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

      Neither fund emphasizes short-term trading profits. However, in the past, the portfolio turnover rate of Franklin Equity Fund generally has been higher than American Trust. The portfolio turnover rate for American Trust for its last three fiscal years ended December 31, 1997, 1996 and 1995 was 41.06%, 15.93% and 4.44%, respectively. The portfolio turnover rate for Franklin Equity Fund during its last three fiscal years ended June 30, 1998, 1997 and 1996 was 38.00%, 53.67% and 59.86%, respectively.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TWO FUNDS?

      Both funds have adopted certain investment restrictions governing their activities. Unless otherwise noted, these restrictions cannot be changed without shareholder approval. Many of the restrictions are the same for both funds, although there are differences as described below.

      Both funds are limited in the extent to which they may purchase the securities of any single issuer. Franklin Equity Fund may not purchase the securities of any one issuer (other than obligations of the U.S.) if as a result it would have invested more than 5% of the value of its total assets in the securities of the issuer or hold more than 10% of any or all classes of the securities of any one issuer. American Trust with respect to 75% of its total assets, may not purchase more than 5% of any class of securities of a single company, including more than 10% of its outstanding voting securities. As a non-fundamental policy, which may be changed without shareholder approval, with respect to all its assets, American Trust will not purchase more than 10% of any company's outstanding voting securities. In addition, with respect to 75% of its total assets, it will not invest more than 5% of its total assets in securities issued by any one company or government, except for U.S. government securities. Additionally, both funds are restricted from investing in securities for the purpose of exercising management or control.

      Neither American Trust nor Franklin Equity Fund may invest more than 25% of its assets in any single industry.

      American Trust is restricted from purchasing or retaining securities of any company in which Directors or officers of American Trust or of Investment Counsel, individually own more than 1/2 of 1% of the securities of such company, or, in the aggregate, own more than 5% of the securities of such company. Franklin Equity Fund may not purchase or retain a security if any officer, director or security holder of the issuer is at the same time an officer, director or employee of Franklin Equity Fund or of Advisers and such person owns beneficially more than 1/2 of 1% of the securities, and if all such persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.

      In addition, both funds are restricted from acting as an underwriter. Furthermore, Franklin Equity Fund may not acquire securities which, at the time of the acquisition, could be disposed of publicly by Franklin Equity Fund only after registration under the Securities Act of 1933.

      American Trust has adopted a restriction under which it may not engage on a joint or joint and several basis in trading accounts in securities. Franklin Equity Fund is also restricted from engaging in joint or joint and several trading accounts in securities (except with respect to short-term investments of cash), except that an order to purchase or sell may be combined with orders from persons to obtain lower brokerage commissions, although this policy may be changed without shareholder approval.

      Neither fund may lend money, except to the extent that they each may
(i) purchase publicly distributed bonds, debentures, notes and other evidence of indebtedness, (ii) enter into repurchase transactions, and (iii) lend portfolio securities.

      American Trust may not issue senior securities (except to the extent that it may borrow from banks), purchase securities on margin or sell securities short, except to the extent it makes margin payments in connection with futures, options and forward contracts. Franklin Equity Fund is restricted from maintaining a margin account with a securities dealer and is restricted from selling securities short, unless at the time it already owns securities equivalent in kind and amount to those sold. However, Franklin Equity Fund does not currently intend to enter into short sales.

      Neither fund may invest in real estate, although each fund is permitted to invest in real estate investment trusts.

      American Trust may not invest in other open-end investment companies except as permitted under the 1940 Act. Franklin Equity Fund may not invest in securities of other investment companies except: (a) where there is no commission other than the customary brokerage commission; (b) where securities of another open-end investment company may be acquired pursuant to a plan or reorganization, merger, consolidation or acquisition; and (c) to the extent that the fund invests its uninvested daily cash balances in shares of money market funds in the Franklin Group of Funds subject to certain limitations.

      American Trust is restricted from investing in interests (other than debentures or equity stock interests) in oil, gas or other mineral explorations or development programs; or purchasing or selling commodity contracts (except to the extent that it may invest in futures). Franklin Equity Fund also may not invest in commodities and commodities contracts, but it is not limited from investing in interests in oil, gas or other mineral exploration or development programs, however, Franklin Equity Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs.

      American Trust may not invest more than 5% of its total assets in warrants, whether or not listed on the New York Stock Exchange or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this restriction. Franklin Equity Fund has no stated restriction with respect to warrants.

      Finally with respect to borrowing money, American Trust is restricted from borrowing money, except that it may borrow money from banks in an amount not exceeding 331/3% of the value of its total assets (including the amount borrowed). Franklin Equity Fund may only borrow money for temporary or emergency (not investment) purposes, and then only from banks in an amount up to 5% of its assets.

      If a bankruptcy or other extraordinary event occurs concerning a particular security owned by a fund, each fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, each fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders. If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

      In addition, American Trust may exercise subscription rights to purchase securities which would exceed certain limitations described above, if, prior to the receipt of such securities, it has sold at least as many securities of the same class and value as it would receive upon exercise of such subscription.

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE AGREEMENT AND PLAN?

      The affirmative vote of the holders of a majority of the total number of shares of American Trust outstanding and entitled to vote is necessary to approve the Agreement and Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of American Trust held on the Record Date. If sufficient votes to approve the proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute quorum) or any officer present entitled to preside or act as Secretary of the Meeting may adjourn the Meeting.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?



          You can vote in any one of three ways:

o    By mail, with the enclosed proxy card.
o    In person at the Meeting.
o Through Shareholder Communications Corporation ("SCC"), a proxy solicitor, by calling 1-800/733-8481, ext. 466.

     IF YOU SIMPLY SIGN AND DATE THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN AND IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT UPON ANY UNEXPECTED MATTERS THAT COME BEFORE THE MEETING OR ADJOURNMENT OF THE MEETING.

CAN I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is voted by sending a written notice to American Trust expressly revoking your proxy, by signing and forwarding to American Trust a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

     The Board of Directors of American Trust does not intend to bring any matters before the Meeting other than described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

     Shareholders of record of American Trust at the close of business on January 12, 1999 (the "Record Date") will be entitled to vote at the Meeting. Each share is entitled to one vote. On the Record Date, there were 347,974.042 outstanding shares of Class I, and 2,509,894.104 outstanding shares of Class II. Under relevant state law and American Trust's corporate documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved.

WHAT OTHER SOLICITATIONS WILL BE MADE?

     American Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. American Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of American Trust and Franklin Equity Fund, without extra pay, may conduct additional solicitations by telephone, telegraph and personal interviews. American Trust has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses ranging between $16,293 and $20,475.

     The costs of any such additional solicitation and of any adjourned session will be shared equally by American Trust, Franklin Equity Fund, Investment Counsel and Advisers.

ARE THERE DISSENTERS' RIGHTS?

     It is the position of the Division of Investment Management of the SEC that shareholders of American Trust will not be entitled to any "dissenters' rights" since the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the Closing Date. After the Closing Date, you may redeem your Franklin Equity Fund shares or exchange them into shares of certain other funds in the Franklin Templeton Funds, subject to the terms of the prospectus of the fund being acquired.



                     INFORMATION ABOUT FRANKLIN EQUITY FUND

     Information about Franklin Equity Fund is included in its current Prospectus dated November 1, 1998, which is attached to, and considered a part of, this Prospectus/Proxy Statement. Additional information about Franklin Equity Fund is included in its SAI, dated November 1, 1998, which has been filed with the SEC and is incorporated by reference herein. You may request a free copy of the Fund's SAI and other information by calling 1-800/DIAL BEN or by writing to the Fund at 777 Mariners Island Blvd., San Mateo, CA 94403-7777. Franklin Equity Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940. These materials can be inspected and copied at: the Public Reference Facilities maintained by the SEC at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Office of the SEC at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549, at prescribed rates.


                        INFORMATION ABOUT AMERICAN TRUST

     Information about American Trust is included in its current Prospectus and SAI dated May 1, 1998. These documents have been filed with the SEC and are incorporated by reference herein. You may request free copies of these documents and other information by calling 1-800/DIAL BEN or by writing to 777 Mariners Island Blvd., San Mateo, CA 94403-7777. Reports and other information filed by American Trust can be inspected and copied at: the Public Reference Facilities maintained by the SEC at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Office of the SEC at 1401 Brickell Avenue, Suite 200, Miami, FL 33131. Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549, at prescribed rates.


                             PRINCIPAL STOCKHOLDERS

     As of the Record Date, the officers and Directors of American Trust, as a group, owned less than 1% of the outstanding voting shares of American Trust. The officers and Directors of Franklin Equity Fund, as a group, owned less than 1% of the outstanding Class A, Class B and Class C shares of the Fund and 8.14% of its Advisor Class shares. No person owned (beneficially or of record) 5% or more of the outstanding shares of any class of American Trust. As of the record date, the principal shareholders of Franklin Equity Fund (beneficial or of record) were:

--------------------------------------------------------------------------------
NAME AND ADDRESS               SHARE AMOUNT            PERCENTAGE
--------------------------------------------------------------------------------
ADVISOR CLASS                    135,063.222                5.48%
FTTC Trust Operations
R. Martin Wiskemann IRA
P.O. Box 7519
San Mateo, CA  94403-7519
--------------------------------------------------------------------------------
Franklin Templeton               606,631.484                24.60%
  Fund Allocator Moderate
  Target Fund
c/o Fund Accounting Department
1810 Gateway 3rd Floor
San Mateo, CA  99404-2470
--------------------------------------------------------------------------------
Franklin Templeton             1,130,730.299                45.84%
  Fund Allocator Growth
  Target Fund
c/o Fund Accounting Department
1810 Gateway 3rd Floor
San Mateo, CA  94404-2470
--------------------------------------------------------------------------------
FTTC Trustee For                 262,647.473                10.65%
  ValuSelect Franklin
  Resources PSP
Attn:  Trading
P.O. Box 2438
Rancho Cordova, CA  95741
--------------------------------------------------------------------------------
CLASS B                            1,924.928                85.22%
Franklin Resources, Inc.
Attn: Michael Corcoran
555 Airport Blvd. 4th Floor
Burlingame, CA 94010
--------------------------------------------------------------------------------
FTTC Cust. for the SIMPLE IRA        158.603                7.02%
of Fairfield Pest Control,
Inc.
FBO Thomas E. Grey
3203 W. Madison Ave.
Fairfield, IA 52556
--------------------------------------------------------------------------------

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94403-7777, Franklin Equity Fund's investment manager

BOARD - The Board of Directors of each fund

CLASS I AND CLASS II; CLASS A AND CLASS C - The funds in the Franklin Templeton Funds offer multiple classes of shares. American Trust offers classes of shares designated as "Class I" and Class II." Franklin Equity Fund offers classes of shares designated as "Class A" and "Class C." Franklin Equity Fund also offers two additional classes of shares designated as "Class B" and "Advisor Class." The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CONTINGENCY PERIOD - For Class I and Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II and Class C shares, the contingency period is 18 months. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE - A sales charge of 1% that may apply if you sell your shares within the Contingency Period

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the principal underwriter of American Trust and Franklin Equity Fund, located at 777 Mariners Island Boulevard, San Mateo, CA 94403-7777

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the administrator to American Trust and Franklin Equity Fund, located at 777 Mariners Island Boulevard, San Mateo, CA 94403-7777

INVESTMENT COUNSEL - Templeton Investment Counsel, Inc., 500 Broward Boulevard, Fort Lauderdale, FL 33394-3091, investment manager to American Trust

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the shareholder servicing and transfer agent to American Trust and Franklin Equity Fund, located at 777 Mariners Island Boulevard, San Mateo, CA 94403-7777

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. The maximum front-end sales charge is 5.75% for Class I and Class A and 1% for Class II and Class C.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning,  these terms refer
to  the  Franklin  Equity  Fund,   American  Trust  and/or  Investor   Services,
Distributors, or other wholly owned subsidiaries of Resources


                           EXHIBITS TO COMBINED PROXY

                            STATEMENT AND PROSPECTUS

EXHIBIT

  A Agreement and Plan of Reorganization between Templeton American Trust, Inc. and Franklin Equity Fund (attached)

  B Prospectus dated November 1, 1998 of Franklin Equity Fund as supplemented January 1, 1999 (enclosed)


 C Annual Report of Franklin Equity Fund for the fiscal year ended June 30, 1998 (enclosed)




                                                                     EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), made as of this 22nd day of January, 1999 by and between Franklin Equity Fund ("Franklin Equity Fund"), a corporation organized under the laws of the State of California in 1984, with its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404 and Templeton American Trust, Inc. ("Templeton American Trust"), a corporation organized under the laws of the State of Maryland in 1990, with its principal place of business at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394.

                            PLAN OF REORGANIZATION

      The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by Franklin Equity Fund of substantially all of the property, assets and goodwill of Templeton American Trust in exchange solely for shares of common stock, no par value, of Franklin Equity Fund - Class A ("Franklin Equity Class A Shares") and shares of common stock, no par value, of Franklin Equity Fund - Class C ("Franklin Equity Class C Shares") (collectively, "Franklin Equity Shares"),
(ii) the distribution of (a) Franklin Equity Class A Shares to the shareholders of Class I shares of common stock of Templeton American Trust; and (b) Franklin Equity Class C Shares to the shareholders of Class II shares of common stock of Templeton American Trust, according to their respective interests, and (iii) the subsequent dissolution of Templeton American Trust as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

                                  AGREEMENT

      In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF TEMPLETON AMERICAN TRUST.

      (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Franklin Equity Fund herein contained, and in consideration of the delivery by Franklin Equity Fund of the number of its Franklin Equity Class A Shares and Franklin Equity Class C Shares hereinafter provided, Templeton American Trust agrees that it will convey, transfer and deliver to Franklin Equity Fund at the Closing all of its then existing assets free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption) except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (i) to pay the costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Templeton American Trust's books as liability reserves; (ii) to discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) to pay such contingent liabilities as its Board of Directors shall reasonably deem to exist against Templeton American Trust, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on Templeton American Trust's books (hereinafter "Net Assets"). Templeton American Trust shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

      (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Templeton American Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Franklin Equity Fund agrees at the Closing to deliver to Templeton American Trust (i) the number of Franklin Equity Class A Shares determined by dividing the net asset value per share of Templeton American Trust Class I Shares by the net asset value per share of Franklin Equity Class A Shares, and multiplying the result thereof by the number of outstanding Templeton American Trust Class I Shares on the Closing Date; and
(ii) the number of Franklin Equity Class C Shares determined by dividing the net asset value per share of the Templeton American Trust Class II Shares by the net asset value per share of Franklin Equity Class C Shares, and multiplying the result thereof by the number of outstanding Templeton American Trust Class II Shares on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

      (c) Immediately following the Closing, Templeton American Trust shall dissolve and distribute pro rata to its shareholders of record as of the close of business on the Closing Date Franklin Equity Class A Shares and Franklin Equity Class C Shares received by Templeton American Trust pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of Franklin Equity Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Franklin Equity Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of common stock of the Templeton American Trust shall be entitled to surrender the same to the transfer agent for the Franklin Equity Fund in exchange for the number of Franklin Equity Shares into which the shares of the Templeton American Trust theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Franklin Equity Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of common stock of the American Trust shall be deemed for all the Franklin Equity Fund's purposes to evidence ownership of the number of Franklin Equity Shares of the class into which the shares of common stock of the Templeton American Trust (which prior to the Closing were represented thereby) have been converted.

2.    VALUATION.

      (a) The value of Templeton American Trust's Net Assets to be acquired by Franklin Equity Fund hereunder shall be computed as of 1:00 P.M. Pacific time on the Closing Date using the valuation procedures set forth in Templeton American Trust's currently effective prospectus.

      (b) The net asset value of a share of Franklin Equity Class A Shares and Franklin Equity Class C Shares shall be determined to the nearest full cent as of 1:00 P.M. Pacific time on the Closing Date, using the valuation procedures set forth in Franklin Equity Fund's currently effective prospectus.

      (c) The net asset value of a share of common stock of the Class I and Class II shares of Templeton American Trust shall be determined to the nearest full cent as of 1:00 P.M. Pacific time on the Closing Date, using the valuation procedures set forth in Templeton American Trust's currently effective prospectus.

3.    CLOSING AND CLOSING DATE.

      The Closing Date shall be April 15, 1999 or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Franklin Equity Fund at 2:00 P.M. Pacific time on the Closing
Date. Templeton American Trust shall have provided for delivery as of the Closing of those Net Assets to be transferred to Franklin Equity Fund's Custodian, the Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286. Also, Templeton American Trust shall deliver at the Closing a list of names and addresses of the shareholders of record of its Class I and Class II shares and the number of shares of common stock of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 P.M. Pacific time on the Closing Date, certified by its transfer agent or by its President to the best of their knowledge and belief. Franklin Equity Fund shall issue and deliver a certificate or certificates evidencing the shares of common stock of the appropriate classes to be delivered to said transfer agent registered in such manner as Templeton American Trust may request, or provide evidence satisfactory to Templeton American Trust that such Franklin Equity Shares have been registered in an account on the books of Franklin Equity Fund in such manner as Templeton American Trust may request.

4.    REPRESENTATIONS AND WARRANTIES BY TEMPLETON AMERICAN TRUST.

      Templeton American Trust represents and warrants to Franklin Equity Fund that:

      (a) Templeton American Trust is a corporation created under the laws of the State of Maryland on October 31, 1990, by Articles of Incorporation, and is validly existing and in good standing under the laws of that state. Templeton American Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end, management investment company and all its shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

      (b) Templeton American Trust is authorized to issue two hundred million (200,000,000) shares of common stock, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights.

      (c) The financial statements appearing in Templeton American Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1997 audited by McGladrey & Pullen, L.L.P. and its Semi-Annual Report to Shareholders (unaudited) for the period ended June 30, 1998, copies of which have been delivered to Franklin Equity Fund, fairly present the financial position of Templeton American Trust as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

      (d) The books and records of Templeton American Trust made available to Franklin Equity Fund and/or its counsel accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Templeton American Trust.

      (e) Templeton American Trust has the necessary power and authority to conduct its business as such business is now being conducted.

      (f) Templeton American Trust is not a party to or obligated under any provision of its Articles of Incorporation, bylaws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

      (g) Templeton American Trust has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

5.    REPRESENTATIONS AND WARRANTIES BY FRANKLIN EQUITY FUND.

      Franklin Equity Fund represents and warrants to Templeton American Trust that:

      (a) Franklin Equity Fund is a corporation organized under the laws of the State of California on August 30, 1984, and is validly existing and in good standing under the laws of that state. Franklin Equity Fund is duly registered under the 1940 Act, as a diversified, open-end, management investment company and all its shares sold have been sold pursuant to an effective Registration Statement filed under the 1933 Act, as amended, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

      (b) Franklin Equity Fund is authorized to issue five billion (5,000,000,000) shares of common stock, no par value. The shares are offered in four classes. Of the total authorized capital, two billion (2,000,000,000) shares are allocated to Franklin Equity Fund - Class A and one billion nine hundred million (1,900,000,000) shares are allocated to Franklin Equity Fund - Class C. Each outstanding share is fully paid, non-assessable, fully transferable, and has full voting rights. Franklin Equity Shares to be issued pursuant to this Agreement and Plan of Reorganization will be fully paid, non-assessable, freely transferable and have full voting rights.

      (c) At the Closing, the Franklin Equity Shares will be duly qualified for offering to the public in all states of the United States in which qualification of such shares is required in order for the transaction contemplated under this Agreement to take place, and there are a sufficient number of Franklin Equity Shares registered under the 1933 Act, to permit the transfers contemplated by this Agreement to be consummated.

      (d) The financial statements appearing in Franklin Equity Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1998, audited by PricewaterhouseCoopers, LLP, copies of which have been delivered to Templeton American Trust, fairly present the financial position of Franklin Equity Fund as of the respective dates indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (e) Franklin Equity Fund has the necessary power and authority to conduct its business as such business is now being conducted.

      (f) Franklin Equity Fund is not a party to or obligated under any provision of its Articles of Incorporation, bylaws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

      (g) Franklin Equity Fund has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

6. REPRESENTATIONS AND WARRANTIES BY TEMPLETON AMERICAN TRUST AND FRANKLIN EQUITY FUND.

      Templeton American Trust and Franklin Equity Fund each represents and warrants to the other that:

      (a) The statement of assets and liabilities to be furnished by it, as of 1:00 P.M. Pacific time on the Closing Date, for the purpose of determining the number of Franklin Equity Class A Shares and Franklin Equity Class C Shares to be issued pursuant to Section 1 of this Agreement will accurately reflect its Net Assets in the case of Templeton American Trust and its net assets in the case of Franklin Equity Fund, and outstanding shares of common stock, as of such date in conformity with generally accepted accounting principles applied on a consistent basis.

      (b) At the Closing it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatever except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

      (c) Except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.

      (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

      (e) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes its valid and binding obligation enforceable in accordance with its terms.

      (f) It anticipates that consummation of this Agreement will not cause Templeton American Trust and Franklin Equity Fund to fail to conform to the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for Federal income taxation as a regulated investment company at the end of its fiscal year.

      (g) It has the necessary power and authority to conduct its business as such business is now being conducted.

7.    COVENANTS OF TEMPLETON AMERICAN TRUST AND FRANKLIN EQUITY FUND.

      (a) Templeton American Trust and Franklin Equity Fund each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.

      (b) Templeton American Trust undertakes that it will not acquire the Franklin Equity Shares for the purpose of making distributions thereof other than to Templeton American Trust's shareholders.

      (c) Templeton American Trust undertakes that if this Agreement is consummated, it will file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended, for an order declaring that it has ceased to be an investment company.

      (d) Templeton American Trust and Franklin Equity Fund each agree that by the Closing, all of its Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

      (e) Templeton American Trust will at the Closing provide Franklin Equity Fund with a copy of the shareholder ledger accounts for all the shareholders of record of its Class I shares and Class II shares as of 1:00 P.M. Pacific time on the Closing Date, who are to become shareholders of Franklin Equity Fund as a result of the transfer of assets which is the subject of this Agreement, certified by its transfer agent or its President to the best of their knowledge and belief.

      (f) Templeton American Trust agrees to mail to each shareholder of record entitled to vote at the meeting of its shareholders at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act and the rules and regulations, respectively, thereunder.

      (g) Franklin Equity Fund will file with the Securities and Exchange Commission a Registration Statement on Form N-14 under the 1933 Act ("Registration Statement") relating to the Franklin Equity Shares issuable hereunder, and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at the time the Registration Statement becomes effective, at the time of Templeton American Trust's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8. CONDITIONS PRECEDENT TO BE FULFILLED BY TEMPLETON AMERICAN TRUST AND FRANKLIN EQUITY FUND.

      The obligations of Templeton American Trust and Franklin Equity Fund to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

      (a) That (1) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

      (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Directors certified by the Secretary or equivalent officer.

      (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the Plan of Reorganization under Section 25(c) of the 1940 Act and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

      (d) That the holders of at least a majority of the total number of shares of common stock of Templeton American Trust outstanding and entitled to vote shall have affirmatively voted in favor of the adoption of this Agreement and the Plan of Reorganization contemplated hereby at an annual or special meeting.

      (e) That each party shall have declared a distribution or distributions prior to the Closing Date which, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its net investment income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 1:00 P.M. Pacific time on the Closing Date, and (ii) any undistributed net investment income and net realized capital gains from any period to the extent not otherwise declared for distribution.

      (f) That there shall be delivered to Templeton American Trust and Franklin Equity Fund an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Franklin Equity Fund, to the effect that provided the acquisition contemplated hereby is carried out in accordance with this
Agreement:

            (1) Provided the acquisition is carried out in accordance with the applicable state laws, the acquisition by Franklin Equity Fund of substantially all the assets of Templeton American Trust as provided for herein in exchange for the Franklin Equity Shares will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Templeton American Trust and Franklin Equity Fund will each be a party to the respective reorganization within the meaning of Section 368(b) of the Code;

            (2) No gain or loss will be recognized by Templeton American Trust upon the transfer of substantially all of its assets to Franklin Equity Fund in exchange solely for voting shares of Franklin Equity Fund (Sections 361(a) and 357(a));

            (3) No gain or loss will be recognized by Franklin Equity Fund upon the receipt of substantially all of the assets of Templeton American Trust in exchange solely for voting shares of Franklin Equity Fund (Section 1032(a)). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276);

            (4) The basis of the assets of Templeton American Trust received by Franklin Equity Fund will be the same as the basis of such assets to Templeton American Trust immediately prior to the exchange (Section 362(b));

            (5) The holding period of the assets of Templeton American Trust received by Franklin Equity Fund will include the period during which such assets were held by Templeton American Trust (Section 1223(2));

            (6) No gain or loss will be recognized to the shareholders of Templeton American Trust upon the exchange of their shares in Templeton American Trust for voting shares of Franklin Equity Fund (Section 354(a));

            (7) The basis of the classes of Franklin Equity Shares received by Templeton American Trust's shareholders shall be the same as the basis of the shares of Templeton American Trust exchanged therefor (Section 358(a)(1));

            (8) The holding period of classes of Franklin Equity Shares received by Templeton American Trust's shareholders will include the holding period of Templeton American Trust's shares surrendered in exchange therefor, provided that Templeton American Trust's shares were held as a capital asset on the date of the exchange (Section 1223(1)); and

            (9) Franklin Equity Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Templeton American Trust described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

      (g) That Franklin Equity Fund shall have received an opinion in form and substance satisfactory to it from Messrs. Dechert, Price & Rhoads, LLP, counsel to Templeton American Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

            (1) Templeton American Trust was organized under the laws of the State of Maryland by Articles of Incorporation dated October 31, 1990, and is validly existing as a corporation and in good standing under the laws of the State of Maryland;

            (2) Templeton American Trust is authorized to issue two hundred million (200,000,000) shares of common stock, par value $0.01 per share. Assuming that the initial shares of common stock were issued in accordance with the 1940 Act and the Articles of Incorporation and bylaws of Templeton American Trust, and that all other outstanding shares of Templeton American Trust were sold, issued and paid for in accordance with the terms of Templeton American Trust's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

            (3) Templeton American Trust is an open-end, diversified investment company of the management type registered as such under the 1940 Act;

            (4) Except as disclosed in Templeton American Trust's current prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Templeton American Trust, the unfavorable outcome of which would materially and adversely affect Templeton American Trust;

            (5) All actions required to be taken by Templeton American Trust to authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of Templeton American Trust; and

            (6) This Agreement is the legal, valid and binding obligation of Templeton American Trust and is enforceable against Templeton American Trust in accordance with its terms.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Templeton American Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Templeton American Trust.

      (h) That Templeton American Trust shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Franklin Equity Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

            (1) Franklin Equity Fund was organized under the laws of the State of California on August 30, 1984, and is validly existing and in good standing under the laws of that state;

            (2) Franklin Equity Fund is authorized to issue five billion (5,000,000,000) shares of common stock, no par value, and is subdivided into four classes of shares. Assuming that the initial capital shares of Franklin Equity Fund were issued in accordance with the 1940 Act, as amended, and its Articles of Incorporation and that all other shares were sold, issued and paid for in accordance with the terms of Franklin Equity Fund's prospectus in effect at the time of such sales, each such outstanding share of Franklin Equity Fund is fully paid, non-assessable, freely transferable and has full voting rights;

            (3) Franklin Equity Fund is an open-end, diversified investment company of the management type registered as such under the 1940 Act, as amended;

            (4) Except as disclosed in Franklin Equity Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Franklin Equity Fund, the unfavorable outcome of which would materially and adversely affect Franklin Equity Fund;

            (5) Franklin Equity Shares to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by Franklin Equity Fund;

            (6) All corporate actions required to be taken by Franklin Equity Fund to authorize this Agreement and to effect the Plan of Reorganization have been duly authorized by all necessary corporate action on the part of Franklin Equity Fund;

            (7) Neither the execution, delivery nor performance of this Agreement by Franklin Equity Fund violates any provision of its Articles of Incorporation, its bylaws, or the provisions of any agreement or other instrument, known to such counsel to which Franklin Equity Fund is a party or by which Franklin Equity Fund is otherwise bound; this Agreement is the legal, valid and binding obligation of Franklin Equity Fund and is enforceable against Franklin Equity Fund in accordance with its terms; and

            (8) The Registration Statement of the Prospectus of Franklin Equity Fund, dated November 1, 1998 (the "Prospectus"), is, at the time of the signing of this Agreement, effective under the 1933 Act, and to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the Securities and Exchange Commission under the 1933 Act, and nothing has come to its attention which causes it to believe that at the time the Prospectus became effective, or at the time of the signing of this Agreement, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need express no opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel know of no legal or government proceedings required to be described in the Prospectus or of any contract or document of a character required to be described in the Prospectus that is not described as required.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Franklin Equity Fund with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Franklin Equity Fund.

      (i) That Templeton American Trust shall have received a certificate from the President and Secretary of Franklin Equity Fund to the effect that the statements contained in Franklin Equity Fund's Prospectus, at the time the Prospectus became effective, at the date of the signing of this Agreement and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

      (j) That Franklin Equity Fund's Registration Statement with respect to Franklin Equity Class A Shares and Franklin Equity Class C Shares to be delivered to Templeton American Trust shareholders in accordance with this Agreement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

      (k) That the Franklin Equity Class A Shares and Franklin Equity Class C Shares to be delivered hereunder shall have filed a notice or been registered with each state commission or agency with which such notice or registration is required in order to permit the shares lawfully to be delivered to each Templeton American Trust shareholder.

      (l) That at the Closing, Templeton American Trust transfers to Franklin Equity Fund aggregate Net Assets of Templeton American Trust comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Templeton American Trust on the Closing Date.

9.    BROKERAGE FEES AND EXPENSES.

      (a) Templeton American Trust and Franklin Equity Fund each represents and warrants to the other that there are no broker or finders fees payable by it in connection with the transactions provided for herein.

      (b) The expenses of entering into and carrying out the provisions of this Agreement shall be borne one-quarter by Templeton American Trust, one quarter by Franklin Equity Fund, one quarter by Franklin Advisers, Inc. and one-quarter by Templeton Investment Counsel, Inc.

10.   TERMINATION; POSTPONEMENT; WAIVER; ORDER.

      (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of Templeton American Trust) prior to the Closing or the Closing may be postponed as follows:

            (1) by mutual consent of Templeton American Trust and Franklin Equity Fund;

            (2) by Franklin Equity Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived; and

            (3) by Templeton American Trust if any condition of its obligations set forth in Section 8 has not been fulfilled or waived.

      An election by Templeton American Trust or Franklin Equity Fund to terminate this Agreement and to abandon the Plan of Reorganization shall be exercised respectively by the Board of Directors of either Templeton American Trust or Franklin Equity Fund.

      (b) If the transactions contemplated by this Agreement have not been consummated by June 30, 1999, the Agreement shall automatically terminate on that date, unless a later date is agreed to by both Franklin Equity Fund and Templeton American Trust.

      (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Templeton American Trust or Franklin Equity Fund or persons who are their directors, officers, agents or shareholders in respect of this Agreement.

      (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either Templeton American Trust or Franklin Equity Fund, respectively (whichever is entitled to the benefit thereof), by action taken by their respective Boards of Directors, if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse affect on the benefits intended under this Agreement to the holders of shares of Templeton American Trust or Franklin Equity Fund, on behalf of which such action is taken.

      (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with, and be terminated by, the Plan of Reorganization, and neither Templeton American Trust nor Franklin Equity Fund nor any of their officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of Templeton American Trust or Franklin Equity Fund against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

      (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions which are determined by action of the Board of Directors of Templeton American Trust or Franklin Equity Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Templeton American Trust, unless such terms and conditions shall result in a change in the method of computing the number of Franklin Equity Shares to be issued to Templeton American Trust in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Templeton American Trust prior to the meeting at which the transactions contemplated by this Agreement shall have been approved, this Agreement shall not be consummated and shall terminate unless Templeton American Trust shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.   ENTIRE AGREEMENT AND AMENDMENTS.

      This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

12.   COUNTERPARTS.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.   NOTICES.

      Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin Equity Fund at 777 Mariners Island Boulevard, P. O. Box 7777, San Mateo, CA 94403-7777, Attention: Secretary, or Templeton American Trust, Inc., at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, Attention: Secretary, as the case may be.

14.   GOVERNING LAW.

      This Agreement shall be governed by and carried out in accordance with the laws of the State of Maryland.



      IN WITNESS WHEREOF, Franklin Equity Fund and Templeton American Trust, Inc. have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                    TEMPLETON AMERICAN TRUST, INC.
Attest:


/S/ LARRY L. GREENE                       By: /S/ DEBORAH R. GATZEK
Assistant Secretary                           Deborah R. Gatzek
                                              Vice President



                                    FRANKLIN EQUITY FUND
Attest:


/S/ LARRY L. GREENE                       By: /S/ DEBORAH R. GATZEK
Assistant Secretary                           Deborah R. Gatzek
                                              Vice President







                        SUPPLEMENT DATED JANUARY 1, 1999
                              TO THE PROSPECTUS OF
                              FRANKLIN EQUITY FUND
                             DATED NOVEMBER 1, 1998

The prospectus is amended as follows:

I. As of January 1, 1999, the fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. All references in the prospectus to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The second paragraph on the cover of the prospectus is replaced with the following:

     This prospectus describes the fund's Class A, B and C shares. The fund currently offers another share class with a different sales charge and expense structure, which affects performance.

III. The section "Expense Summary" is replaced with the following:

     EXPENSE SUMMARY

     This table is designed to help you understand the costs of investing in the fund. It is based on the fund's historical expenses for the fiscal year ended June 30, 1998. The fund's actual expenses may vary.

                                                CLASS A1  CLASS B2   CLASS C1
     --------------------------------------------------------------------------

     A.  SHAREHOLDER TRANSACTION EXPENSES3
         Maximum Sales Charge
         (as a percentage of Offering Price)     5.75%      4.00%     1.99%
           Paid at time of purchase4             5.75%      None      1.00%
           Paid at redemption5                    None      4.00%     0.99%
         Exchange Fee (per transaction)6          None      None       None

     B.  ANNUAL FUND OPERATING EXPENSES
         (AS A PERCENTAGE OF AVERAGE NET
         ASSETS)
         Management Fees                         0.50%      0.50%     0.50%
         Rule 12b-1 Fees7                        0.21%      1.00%     1.00%
         Other Expenses                          0.19%      0.19%     0.19%
                                               --------------------------------
         Total Fund Operating Expenses           0.90%      1.69%     1.69%
                                               --------------------------------

     C. EXAMPLE

        Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in the fund.

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
     ---------------------------------------------------------------------------
         CLASS A                        $6628     $845       $1,045     $1,619
         CLASS B
           Assuming you sold your
           shares at the end of the
           period                       $572      $833       $1,118     $1,788 9

           Assuming you stayed in the
           fund                         $172      $533       $  918     $1,788 9
         CLASS C                        $368 10   $627       $1,009     $2,078

        THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended June 30, 1998. The Rule 12b-1 fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
3. If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
4. There is no front-end sales charge if you invest $1 million or more in Class A shares. Although Class B and C have a lower front-end sales charge than Class A, their Rule 12b-1 fees are higher. Over time you may pay more for Class B and C shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
5. A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more if you sell the shares within one year and to any Class C purchase if you sell the shares within 18 months. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase if you sell the shares within six years. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class A shares without a front-end sales charge. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage for Class C is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
6. There is a $5 fee for exchanges by Market Timers.
7. These fees may not exceed 0.25% for Class A and 1.00% for Class B and C. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
8. Assumes a Contingent Deferred Sales Charge will not apply.
9. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
10. For the same Class C investment, you would pay projected expenses of $270 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

IV. The following paragraph is added under "What Are the Risks of Investing in the Fund?":

     YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors the manager considers.

     The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

     If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.

V.   In the section "Who Manages the Fund?",

     (a) the section "Year 2000 Issue" is replaced with the following:

     YEAR 2000 PROBLEM. The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

     When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

     The manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and the manager may have no control.

     (b) the first sentence under "The Rule 12b-1 Plans" is replaced with the following:

     Each class has a separate distribution or "Rule 12b-1" plan under which the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class.

     (c) and the following paragraphs are added to the section "The Rule 12b-1 Plans":

     Under the Class B plan, the fund pays Distributors up to 0.75% per year of Class B's average daily net assets to pay Distributors for providing distribution and related services and bearing certain Class B expenses. All distribution expenses over this amount will be borne by those who have incurred them. Securities Dealers are not eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

     The fund may also pay a servicing fee of up to 0.25% per year of Class B's average daily net assets under the Class B plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities. Securities Dealers may be eligible to receive this portion of the Rule 12b-1 fees from the date of purchase. After 8 years, Class B shares convert to Class A shares and Securities Dealers may then receive the Rule 12b-1 fees applicable to Class A.

     The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

VI.  Under "How Is the Fund Organized?",

     (a) the first paragraph is replaced with the following:

     The fund is a diversified, open-end management investment company, commonly called a mutual fund. It was organized as a California corporation on August 30, 1984, and is registered with the SEC. The fund offers four classes of shares: Franklin Equity Fund - Class A, Franklin Equity Fund - Class B, Franklin Equity Fund - Class C and Franklin Equity Fund - Advisor Class. Additional classes of shares may be offered in the future.

     (b) and the following sentence is added:

     As of December 7, 1998, Franklin Templeton Growth Target Fund owned of record and beneficially more than 25% of the outstanding Advisor Class shares of the fund.

VII. The sections "Choosing a Share Class" and "Purchase Price of Fund Shares," found under "How Do I Buy Shares?", are replaced with the following:

     CHOOSING A SHARE CLASS

     Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

    CLASS A*                 CLASS B*                     CLASS C*
--------------------------------------------------------------------------------
   o Front-end sales       o No front-end sales         o Front-end sales
     charge of 5.75%         charge                       charge of 1%
     or less

   o Contingent            o Contingent Deferred        o Contingent Deferred
     Deferred Sales          Sales Charge of 4% or        Sales Charge of 1%
     Charge of 1% on         less on shares you           on shares you sell
     purchases of $1         sell within six years        within 18 months
     million or more
     sold within one
     year

   o Lower annual          o Higher annual              o Higher annual
     expenses than           expenses than Class A        expenses than Class A
     Class B or C due       (same as Class C) due        (same as Class B) due
     to lower Rule           to higher Rule 12b-1         to higher Rule 12b-1
     12b-1 fees              fees. Automatic              fees. No conversion to
                             conversion to Class A        Class A shares, so
                             shares after eight           annual expenses do not
                             years, reducing future       decrease.
                             annual expenses.

   o No maximum            o Maximum purchase           o Maximum purchase
     purchase amount         amount of $249,999. We       amount of $999,999.
                             invest any investment of     We invest any
                             $250,000 or more in          investment of $1
                             Class A shares, since        million or more in
                             a reduced front-end sales    Class A shares, since
                             charge is available          there is no front-end
                             and Class A's annual         sales charge available
                             expenses are lower.          and Class A's annual
                                                          expenses are lower.

     *Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999. Class B shares are not available to all retirement plans. Class B shares are only available to IRAs (of any type), Trust Company 403(b) plans, and Trust Company qualified plans with participant or earmarked accounts.

     PURCHASE PRICE OF FUND SHARES

     For Class A shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class C shares is 1% and, unlike Class A, does not vary based on the size of your purchase. There is no front-end sales charge for Class B shares.

                                       TOTAL SALES CHARGE         AMOUNT PAID TO
                                       AS A PERCENTAGE OF         DEALER AS A
     AMOUNT OF PURCHASE            OFFERING          NET AMOUNT   PERCENTAGE OF
     AT OFFERING PRICE              PRICE             INVESTED    OFFERING PRICE
     --------------------------------------------------------------------------

     CLASS A
     Under $50,000               5.75%              6.10%         5.00%
     $50,000 but less than
     $100,000                    4.50%              4.71%         3.75%
     $100,000 but less than      3.50%              3.63%         2.80%
     $250,000
     $250,000 but less than      2.50%              2.56%         2.00%
     $500,000
     $500,000 but less than      2.00%              2.04%         1.60%
     $1,000,000
     $1,000,000 or more*         None               None          None

     CLASS B*                    None               None          None

     CLASS C
     Under $1,000,000*           1.00%              1.01%         1.00%

     *A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more and any Class C purchase. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

VIII.In the section "Sales Charge  Waivers," found under "How Do I Buy Shares? -
     Sales Charge Reductions and Waivers,"

     (a) the first paragraph is replaced with the following:

     SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class A shares only, except for items 1 and 2 which also apply to Class B and C purchases.

     (b) and the second waiver category is replaced with the following:

     2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

           If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares. If you own both Class A and B shares and you later sell your shares, we will sell your Class A shares first, unless otherwise instructed.

           Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

           This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with proceeds from a money fund may be subject to a sales charge.

IX. The section "How Do I Buy Shares in Connection with Retirement Plans?", found under "How Do I Buy Shares?", is replaced with the following:

     HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

     Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

     Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.

     Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

X. The section "How Do I Buy Shares? - Other Payments to Securities Dealers" is replaced with the following:

     OTHER PAYMENTS TO SECURITIES DEALERS

     The payments described below may be made to Securities Dealers who initiate and are responsible for Class B and C purchases and certain Class A purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

     1.    Class A purchases of $1 million or more - up to 1% of the   amount
           invested.

     2.    Class B purchases - up to 4% of the amount invested.

     3.    Class C purchases - up to 1% of the purchase price.

     4. Class A purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers Retirement Plans" above - up to 1% of the amount invested.

     5. Class A purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

     6. Class A purchases by Chilean retirement plans - up to 1% of the amount invested.

     A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 3 or 6 above or a payment of up to 1% for investments described in paragraph 4 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

     FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

XI. The second and third paragraphs under "May I Exchange Shares for Shares of Another Fund?" are replaced with the following:

     If you own Class A shares, you may exchange into any of our money funds except Franklin Templeton Money Fund. Franklin Templeton Money Fund is the only money fund exchange option available to Class B and C shareholders. Unlike our other money funds, shares of Franklin Templeton Money Fund may not be purchased directly and no drafts (checks) may be written on Franklin Templeton Money Fund accounts.

     Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class B or C shares.

XII. In the section "Contingent Deferred Sales Charge," found under "May I Exchange Shares for Shares of Another Fund? - Will Sales Charges Apply to My Exchange?",

     (a) the following sentence is added to the end of the first paragraph:

     The purchase price for determining a Contingent Deferred Sales Charge on exchanged shares will be the price you paid for the original shares.

     (b) and the third paragraph is replaced with the following:

     If you exchange Class A shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class B or C shares for the same class of shares of Franklin Templeton Money Fund, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

XIII.The second and third items in the section "Exchange Restrictions," found under "May I Exchange Shares for Shares of Another Fund?", are replaced with the following:

        You may only exchange shares within the same class, except as noted below. If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

        Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

XIV. In the "By Phone" section of the chart under "How Do I Sell Shares?",

   (a) the first bulleted item is replaced with the following:

     If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

   (b) and the third bulleted item is deleted.

XV. In the section "Contingent Deferred Sales Charge," found under "How Do I Sell Shares?",

     (a) the following is added after the second paragraph:

     For Class B shares, there is a Contingent Deferred Sales Charge if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

                                               THIS % IS DEDUCTED FROM YOUR
     IF YOU SELL YOUR CLASS B SHARES           PROCEEDS AS A CONTINGENT
     WITHIN THIS MANY YEARS AFTER BUYING THEM  DEFERRED SALES CHARGE
     ------------------------------------------------------------------------
     1 Year                                    4
     2 Years                                   4
     3 Years                                   3
     4 Years                                   3
     5 Years                                   2
     6 Years                                   1
     7 Years                                   0

     (b) and the section "Waivers" is replaced with the following:

     WAIVERS. We waive the Contingent Deferred Sales Charge for:

     Account fees

     Sales of Class A shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

     Redemptions by the fund when an account falls below the minimum required account size

     Redemptions following the death of the shareholder or beneficial owner

     Redemptions through a systematic withdrawal plan set up before February 1, 1995

     Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's Net Asset Value depending on the frequency of your plan

     Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

     Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

     Returns  of  excess  contributions  (and  earnings,   if  applicable)  from
     retirement plan accounts

     Participant   initiated   distributions  from  employee  benefit  plans  or
     participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

XVI. The third paragraph under "What Distributions Might I Receive From the Fund?" is replaced with the following:

     Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

XVII.The  paragraph  following  distribution  option  3  in  the  section  "What
     Distributions Might I Receive From the Fund? - Distribution Options" is replaced with the following: Distributions may be reinvested only in the same class of shares, except as follows: (i) Class C shareholders who chose to reinvest their distributions in Class A shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class B and C shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

XVIII. Under "Transaction Procedures and Special Requirements,"

     (a) the section "Joint Accounts" is replaced with the following:

     JOINT ACCOUNTS. For accounts with more than one registered owner, the fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

     Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

     (b) the reference to $50,000 in the section "Signature Guarantees" is replaced with $100,000.

     (c) and the section "Trust Company Retirement Plan Accounts," found under "Telephone Transactions," is deleted.

XIX. In the section "Services to Help You Manage Your Account - TeleFACTS(R),"

    (a) the third bulleted item is replaced with the following:

        exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

    (b) and the last sentence is replaced with the following:

    The code number is 134 for Class A, 334 for Class B and 234 for Class C.

XX.  In the "Useful Terms and Definitions" section,

     (a) the definition of "Class I, Class II and Advisor Class" is replaced with the following:

     CLASS A, CLASS B, CLASS C AND ADVISOR CLASS - The fund offers four classes of shares, designated "Class A," "Class B," "Class C" and "Advisor Class." The four classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

     (b) and the following definitions are revised:

     CONTINGENCY PERIOD - For Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. The contingency period is six years for Class B shares and 18 months for Class C shares. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

     CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your Class A or C shares within the Contingency Period. For Class B, the maximum CDSC is 4% and declines to 0% after six years.

     OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.

                 Please keep this supplement for future reference.








PROSPECTUS & APPLICATION

FRANKLIN
EQUITY FUND

INVESTMENT STRATEGY

GROWTH

NOVEMBER 1, 1998

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

This prospectus describes the fund's Class I and Class II shares. The fund currently offers another share class with a different sales charge and expense structure, which affects performance.

To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated November 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, or to receive a free copy of the prospectus for the fund's other share class, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FRANKLIN EQUITY FUND

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary ..................................................     2
Financial Highlights .............................................     4
How Does the Fund Invest Its Assets? .............................     5
What Are the Risks of Investing in the Fund? .....................     8
Who Manages the Fund? ............................................    11
How Taxation Affects the Fund and Its Shareholders ...............    13
How Is the Fund Organized? .......................................    16

ABOUT YOUR ACCOUNT

How Do I Buy Shares? .............................................    17
May I Exchange Shares for Shares of Another Fund? ................    25
How Do I Sell Shares? ............................................    28
What Distributions Might I Receive From the Fund? ................    31
Transaction Procedures and Special Requirements ..................    32
Services to Help You Manage Your Account .........................    36
What If I Have Questions About My Account? .......................    39

GLOSSARY

Useful Terms and Definitions .....................................    39

FRANKLIN
EQUITY FUND

NOVEMBER 1, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the fund. It is based on the historical expenses of each class for the fiscal year ended June 30, 1998. The fund's actual expenses may vary.

                                                         CLASS I    CLASS II

A. SHAREHOLDER TRANSACTION EXPENSES+

Maximum Sales Charge
(as a percentage of Offering Price) ...............        5.75%       1.99%
 Paid at time of purchase .........................        5.75%++     1.00%+++
 Paid at redemption++++ ...........................        None        0.99%
Exchange Fee (per transaction) ....................         None*       None*

B. ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees ...................................        0.50%       0.50%
Rule 12b-1 Fees ...................................        0.21%**     1.00%**
Other Expenses ....................................        0.19%       0.19%
                                                           -----------------
Total Fund Operating Expenses .....................        0.90%       1.69%
                                                           =================

C. EXAMPLE

Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the fund.

                     1 YEAR      3 YEARS     5 YEARS    10 YEARS
                     -------------------------------------------

CLASS I ..........    $66***       $85         $104        $162
CLASS II .........      $37        $63         $101        $208

For the same Class II investment, you would pay projected expenses of $27 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*There is a $5.00 fee for exchanges by Market Timers.
**These fees may not exceed 0.25% for Class I and 1.00% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.
***Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the fund's independent auditor. The audit report covering each of the most recent five years appears in the fund's Annual Report to Shareholders for the fiscal year ended June 30, 1998. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.


                                                                     Class I
                              ------------------------------------------------------------------------------------
                                                               Year Ended June 30,
                              ------------------------------------------------------------------------------------
                              1998     1997     1996     1995    1994      1993      1992     1991     1990   1989
                              ------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value,
beginning of year            $10.16    $8.26    $7.24    $6.53   $7.25     $7.12     $7.36    $7.17    $7.21  $6.67
                              -------------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income         .05      .05      .06      .08     .10       .12       .14      .15      .17    .19
  Net realized and
   unrealized gains            2.08     2.34     1.48     1.33     .11       .56       .09      .19      .34    .56
                              -------------------------------------------------------------------------------------
Total from investment
operations                     2.13     2.39     1.54     1.41     .21       .68       .23      .34      .51    .75
                              -------------------------------------------------------------------------------------
Less distributions from:
 Net investment income         (.05)    (.06)    (.06)    (.08)   (.10)     (.12)     (.14)    (.15)    (.29)  (.11)
 Net realized gains           (1.25)    (.43)    (.46)    (.62)   (.83)     (.43)     (.33)       -     (.26)  (.10)
                              -------------------------------------------------------------------------------------
Total distributions           (1.30)    (.49)    (.52)    (.70)   (.93)     (.55)     (.47)    (.15)    (.55)  (.21)
                              -------------------------------------------------------------------------------------
Net asset value, end of year $10.99   $10.16    $8.26    $7.24   $6.53     $7.25     $7.12    $7.36    $7.17  $7.21
                              =====================================================================================
Total return*                 22.43%   29.75%   22.16%   23.78%   2.32%     9.53%     3.36%    4.87%    7.00% 11.54%

Ratios/supplemental data
Net assets, end of
year (000's)               $613,835 $462,972 $366,602 $317,463 $279,880 $345,755  $364,826 $374,993 $419,422 $370,705
Ratios to average net assets:
 Expenses                       .90%     .91%     .95%     .95%    .79%      .69%      .70%     .69%     .69%   .70%
 Net investment income          .48%     .61%     .72%    1.21%   1.27%     1.67%     1.86%    2.29%    2.51%  2.82%
Portfolio turnover rate       38.00%   53.67%   59.86%   86.20%  95.18%    51.12%    49.19%   56.76%   42.71% 51.17%

                                                            Class II
                                                --------------------------------
                                                       Year Ended June 30,
                                                --------------------------------
                                                 1998     1997   1996    1995+
                                                --------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .......      $10.12    $8.23  $7.24  $6.65
                                                --------------------------------
Income from investment operations:
 Net investment income (loss) ............        (.01)    (.02)   .02    .01
 Net realized and unrealized gains .......        2.05     2.34   1.45    .62
                                                --------------------------------
Total from investment operations .........        2.04     2.32   1.47    .63
                                                --------------------------------
Less distributions from:
 Net investment income ...................          -        -    (.02)  (.04)
 Net realized gains ......................       (1.25)    (.43)  (.46)     -
                                                --------------------------------
Total distributions ......................       (1.25)    (.43)  (.48)  (.04)
                                                --------------------------------
Net asset value, end of year .............      $10.91   $10.12  $8.23  $7.24
                                                ================================
Total return* ............................       21.47%   28.93% 20.94%  9.42%

Ratios/supplemental data
Net assets, end of year (000's) ..........     $35,717   $9,554  $4,208  $342
Ratios to average net assets:
 Expenses ................................        1.69%    1.72%  1.77%  1.77%**
 Net investment income (loss) ............        (.28%)   (.22%) (.10%)  .74%**
Portfolio turnover rate ..................       38.00%   53.67% 59.86% 86.20%


*TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE, AND IS NOT ANNUALIZED. PRIOR TO MAY 1, 1994, DIVIDENDS FROM NET INVESTMENT INCOME WERE REINVESTED AT THE OFFERING PRICE.
**ANNUALIZED.
+FOR THE PERIOD MAY 1, 1995 (EFFECTIVE DATE) TO JUNE 30, 1995.

HOW DOES THE FUND INVEST ITS ASSETS?

WHAT ARE THE FUND'S GOALS?

The principal investment goal of the fund is capital appreciation. The fund's secondary goal is to provide current income return through the receipt of dividends or interest from its investments. These goals are fundamental, which means that they may not be changed without shareholder approval.

WHAT IS THE FUND'S INVESTMENT STRATEGY?

The fund's investment strategy is generally to invest in companies that the manager believes have strong future growth prospects and whose securities are undervalued relative to those growth prospects. The fund uses traditional fundamental analysis and continuous active management along with disciplined, quantitative models to identify what the manager believes are potentially rewarding investments that may provide enhanced value to shareholders over the long term.

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund tries to achieve its investment goals by investing at least 65% of its assets in equity securities which may be traded on a securities exchange or in the over-the-counter market. The fund may invest up to 35% of its assets in other securities that are consistent with the fund's goals.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, and convertible securities. The fund's primary investments are in common stock.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; and commercial paper.

The fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The fund may buy debt securities which are rated Baa by Moody's or BBB by S&P or better; or unrated debt which it determines to be of comparable quality. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's). Please see the SAI for more details on the risks associated with lower-rated securities.

SMALLER COMPANIES. The fund may invest in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. In general, the fund may invest in smaller companies with a market capitalization of less than $1.5 billion at the time of the fund's investment. Market capitalization is the total market value of a company's outstanding common stock. The securities of small capitalization companies are traded on most U.S. national securities exchanges including the NYSE and the American Stock Exchange and in the over-the-counter market. The fund currently does not intend to invest more than 25% of its total assets in securities of small capitalization companies.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS. The fund will ordinarily buy foreign securities traded in the U.S. It may buy the securities directly in foreign markets. The fund may buy American, European, and Global Depositary Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

Although the fund may invest without limit in foreign securities, it presently intends to limit its investments to no more than 15% of its total assets in securities of companies of developed foreign nations.

CONVERTIBLE SECURITIES. A convertible security generally is a preferred stock or debt security that pays dividends or interest and may be converted into common stock. The fund does not intend to invest more than 10% of its total assets in convertible securities.

REITS. The fund may invest in real estate investment trusts ("REITs"). A REIT is a pooled investment vehicle which typically invests directly in real estate and/or in mortgages and loans collateralized by real estate. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments. The fund does not intend to invest more than 10% of its total assets in REITs.

Please see the SAI for more details on the types of securities in which the fund invests.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in securities of the U.S. government and its agencies, commercial paper, or various bank debt instruments such as bankers' acceptances and CDs.

REPURCHASE AGREEMENTS. The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement.

OPTIONS AND FINANCIAL FUTURES. The fund may sell covered put and call options and buy put and call options on securities and securities indices that trade on securities exchanges and in the over-the-counter market. The fund may buy and sell financial futures with respect to securities, securities indices and currencies. The fund may invest in options and financial futures only to hedge against changes in the values of its securities or currencies or those that it intends to buy. The fund may only enter option transactions if the total premiums it paid for such options is 5% or less of its total assets. The fund may only enter into futures contracts or related options if its initial margin deposits and premiums are 5% or less of its total assets.

SECURITIES LENDING. To generate additional income, the fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Such loans may not exceed 10% of the value of the fund's total assets measured at the time of the most recent loan. For each loan the fund must receive in return collateral with a value at least equal to 100% of the current market value of the loaned securities.

ILLIQUID INVESTMENTS. The fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

There is no assurance that the fund will meet its investment goals. Investments in securities that have potential to increase in value may be subject to a greater degree of risk and may be more volatile than other types of investments.

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock and bond markets as a whole.

SMALLER COMPANIES RISK. Historically, smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, they may have limited product lines, they may have a small share of the market for their products or services, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN SECURITIES RISK. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. Investments in Depositary
Receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

CONVERTIBLE SECURITIES RISK. A convertible security has risk characteristics of both equity and debt securities. Its value may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

DERIVATIVE SECURITIES RISK. Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Option transactions and futures contracts are considered derivative investments. To the extent the fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements.

REITS RISK. The fund's investments in REITs are subject to certain risks related to the real estate industry in general. Increases in property taxes and operating expenses, changes in zoning laws and neighborhood values, casualty or construction losses, and overbuilding and increased competition could have a negative impact on the value of REITs. General and local economic conditions and real estate values can affect REITs. Rising interest rates, which may increase mortgage and financing costs, can restrain construction and buying and selling activity which could negatively affect REITs. REITs are also subject to the risk that a borrower may be unable to make interest and principal payments on a loan made by a REIT.

Loss of status as a qualified REIT or changes in the treatment of REITs under the Code could adversely affect the value of a particular REIT or the market for REITs as a whole and the fund's performance.

CREDIT AND ISSUER RISK. The fund's investments in debt securities involve credit risk. This is the risk that the issuer of a debt security will be unable to make principal and interest payments in a timely manner and the debt security will go into default.

INTEREST RATE, MARKET AND CURRENCY RISK. To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the fund's shares. To the extent the fund invests in common stocks, a general market decline in any country where the fund is invested may cause the value of what the fund owns, and thus the fund's share price, to decline. Changes in currency valuations may also affect the price of fund shares. The value of stock markets, currency valuations and interest rates throughout the world have increased and decreased in the past. These changes are unpredictable.

TAX CONSIDERATIONS. The fund's investments in options, futures, foreign securities and other complex securities are subject to special tax rules that may affect the amount, timing or character of the income earned by the fund and distributed to you. The fund may also be subject to withholding taxes on earnings from certain of its foreign securities. These special tax rules are discussed in the "Additional Information on Distributions and Taxes" section of the SAI.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations. The Board also monitors the fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Franklin Advisers, Inc. manages the fund's assets and makes its investment decisions. The manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles
B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the manager and its affiliates manage over $207 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the fund's portfolio is: Conrad B. Herrmann and Canyon A. Chan since 1993, and Serena Perin since 1996.

Conrad B. Herrmann, CFA
Senior Vice President of Franklin Advisers, Inc.

Mr. Herrmann is a Chartered Financial Analyst and holds a Master of Business Administration degree from Harvard University. He earned a Bachelor of Arts degree from Brown University. Mr. Herrmann has been with the Franklin Templeton Group since 1989 and is a member of several securities industry-related associations.

Canyon A. Chan, CFA
Vice President of Franklin Advisers, Inc.

Mr. Chan is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Quantitative Economics from Stanford University. He has been with the Franklin Templeton Group since 1991. He is a member of several securities industry-related associations.

Serena Perin, CFA
Vice President of Franklin Advisers, Inc.

Ms. Perin is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Business Economics from Brown University. She has been with the Franklin Templeton Group since 1991. Ms. Perin is a member of several securities industry-related associations.

MANAGEMENT FEES. During the fiscal year ended June 30, 1998, management fees totaling 0.50% of the average monthly net assets of the fund were paid to the manager. Total expenses, including fees paid to the manager, were 0.90% for Class I and 1.69% for Class II.

PORTFOLIO TRANSACTIONS. The manager tries to obtain the best execution on all transactions. If the manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with the manager, FT Services provides certain administrative services and facilities for the fund. During the fiscal year ended June 30, 1998, administration fees totaling 0.14% of the average daily net assets of the fund were paid to FT Services. These fees are paid by the manager. They are not a separate expense of the fund. Please see "Investment Management and Other Services" in the SAI for more information.

YEAR 2000 ISSUE. Like other mutual funds, the fund could be adversely affected if the computer systems used by the manager and other service providers do not properly process date-related information on or after January 1, 2000 ("Year 2000 Issue"). The Year 2000 Issue, and in particular foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions, and others. While there can be no assurance that the fund will not be adversely affected, the manager and its affiliated service providers are taking steps that they believe are reasonably designed to address the Year 2000 Issue, including seeking reasonable assurances from the fund's other major service providers.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the fund under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

TAXATION OF THE FUND'S INVESTMENTS.     ---------------------------------------
The fund invests your money in the      HOW DOES THE FUND EARN
stocks, bonds and other securities      INCOME AND GAINS?
that are described in the section "How  ---------------------------------------
Does the Fund Invest Its Assets?"
Special tax rules may apply in          The fund earns dividends and interest
determining the income and gains that   (the fund's "income") on its
the fund earns on its investments.      investments. When the fund sells a
These rules may, in turn, affect the    security for a price that is higher
amount of distributions that the fund   than it paid, it has a gain. When the
pays to you. These special tax rules    fund sells a security for a price that
are discussed in the SAI.               is lower than it paid, it has a loss.
                                        If the fund has held the security for
TAXATION OF THE FUND. As a regulated    more than one year, the gain or loss
investment company, the fund generally  will be a long-term capital gain or
pays no federal income tax on the       loss. If the fund has held the
income and gains that it distributes    security for one year or less, the
to you.                                 gain or loss will be a short-term
                                        capital gain or loss. The fund's gains
FOREIGN TAXES. Foreign governments may  and losses are netted together, and,
impose taxes on the income and gains    if the fund has a net gain (the fund's
from the fund's investments in foreign  "gains"), that gain will generally be
stocks and bonds. These taxes will      distributed to you.
reduce the amount of the fund's
distributions to you.

TAXATION OF SHAREHOLDERS

Distributions. Distributions from the fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

DISTRIBUTIONS TO RETIREMENT PLANS.      ---------------------------------------
Fund distributions received by your     WHAT IS A DISTRIBUTION?
qualified retirement plan, such as a    ---------------------------------------
section 401(k) plan or IRA, are
generally tax-deferred; this means      As a shareholder, you will receive
that you are not required to report     your share of the fund's income and
fund distributions on your income tax   gains on its investments in stocks,
return when paid to your plan, but,     bonds and other securities. The fund's
rather, when your plan makes payments   income and short-term capital gains
to you. Special rules apply to payouts  are paid to you as ordinary dividends.
from Roth and Education IRAs.           The fund's long-term capital gains are
                                        paid to you as capital gain
DIVIDENDS-RECEIVED DEDUCTION.           distributions. If the fund pays you an
Corporate investors may be entitled to  amount in excess of its income and
a dividends-received deduction on a     gains, this excess will generally be
portion of the ordinary dividends they  treated as a non-taxable distribution.
receive from the fund.                  These amounts, taken together, are
                                        what we call the fund's distributions
                                        to you.

REDEMPTIONS AND EXCHANGES. If you       ---------------------------------------
redeem your shares or if you exchange   WHAT IS A REDEMPTION?
your shares in the fund for shares in   ---------------------------------------
another Franklin Templeton Fund, you
will generally have a gain or loss      A redemption is a sale by you to the
that the IRS requires you to report on  fund of some or all of your shares in
your income tax return. If you          the fund. The price per share you
exchange fund shares held for 90 days   receive when you redeem fund shares
or less and pay no sales charge, or a   may be more or less than the price at
reduced sales charge, for the new       which you purchased those shares. An
shares, all or a portion of the sales   exchange of shares in the fund for
charge you paid on the purchase of the  shares of another Franklin Templeton
shares you exchanged is not included    Fund is treated as a redemption of
in their cost for purposes of           fund shares and then a purchase of
computing gain or loss on the           shares of the other fund. When you
exchange. If you hold your shares for   redeem or exchange your shares, you
six months or less, any loss you have   will generally have a gain or loss,
will be treated as a long-term capital depending upon whether the amount you loss to the extent of any capital gain receive for your shares is more or distributions received by you from the less than your cost or other basis in
fund. All or a portion of any loss on   the shares. Please call Fund
the redemption or exchange of your      Information for a free shareholder Tax
shares will be disallowed by the IRS    Information Handbook if you need more
if you purchase other shares in the     information in calculating the gain or
fund within 30 days before or after     loss on the redemption or exchange of
your redemption or exchange.            your shares.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

BACKUP WITHHOLDING. When you open an    ---------------------------------------
account, IRS regulations require that   WHAT IS A BACKUP
you provide your taxpayer               ---------------------------------------
identification number ("TIN"), certify  WITHHOLDING?
that it is correct, and certify that
you are not subject to backup           Backup withholding occurs when the
withholding under IRS rules. If you     fund is required to withhold and pay
fail to provide a correct TIN or the    over to the IRS 31% of your
proper tax certifications, the fund is  distributions and redemption proceeds.
required to withhold 31% of all         You can avoid backup withholding by
taxable distributions (including        providing the fund with your TIN, and
ordinary dividends and capital gain     by completing the tax certifications
distributions), and redemption          on your shareholder application that
proceeds paid to you. The fund is also  you were asked to sign when you opened
required to begin backup withholding    your account. However, if the IRS
on your account if the IRS instructs    instructs the fund to begin backup
the fund to do so. The fund reserves    withholding, it is required to do so
the right not to open your account,     even if you provided the fund with
or, alternatively, to redeem your       your TIN and these tax certifications,
shares at the current Net Asset Value,  and backup withholding will remain in
less any taxes withheld, if you fail    place until the fund is instructed by
to provide a correct TIN, fail to       the IRS that it is no longer required.
provide the proper tax certifications,
or the IRS instructs the fund to begin
backup withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND INFORMATION.

HOW IS THE FUND ORGANIZED?

The fund is a diversified open-end management investment company, commonly called a mutual fund. It was organized as a California corporation on August 30, 1984, and is registered with the SEC. As of January 2, 1997, the fund began offering a new class of shares designated Franklin Equity Fund - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Franklin Equity Fund - Class I and Franklin Equity Fund - Class II. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The fund has cumulative voting rights. This gives each shareholder a number of votes equal to the number of shares owned times the number of Board members to be elected. You may cast all of your votes for one candidate or distribute your votes between two or more candidates.

The fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of August 4, 1998, Franklin Templeton Fund Allocator Growth Target Fund owned of record and beneficially more than 25% of the outstanding shares of the Advisor Class of the fund.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1.  Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

       To open a regular, non-retirement account ...........      $1,000

       To open an IRA, IRA Rollover,
        Roth IRA, or Education IRA .........................      $  250*

       To open a custodial account for a minor
         (an UGMA/UTMA account) ............................      $  100

       To open an account with an
        automatic investment plan ..........................      $   50**

       To add to an account ................................      $   50***

    *For all other retirement accounts, there is no minimum investment requirement.
    **$25 for an Education IRA.
    ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.
    We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.  Make your investment using the table below.

METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------

BY MAIL                   For an initial investment:

                             Return the application to the fund with your check made payable to the fund.

                          For additional investments:

                             Send a check made payable to the fund. Please include your account number on the check.

--------------------------------------------------------------------------------
BY WIRE                   1.  Call Shareholder Services or, if that number is
                              busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                          2. For an initial investment you must also return your signed shareholder application to the fund.

                          IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day.
                          If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

CLASS I                                 CLASS II
--------------------------------------------------------------------------------
o  Higher front-end sales charges       o  Lower front-end sales charges than
   than Class II shares. There are         Class I shares
   several ways to reduce these
   charges, as described below. There
   is no front-end sales charge for
   purchases of $1 million or more.*

o  Contingent Deferred Sales Charge     o  Contingent Deferred Sales Charge
   on purchases of $1 million or more      on purchases sold within 18 months
   sold within one year

o  Lower annual expenses than Class     o  Higher annual expenses than Class
   II shares                               I shares


*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                       TOTAL SALES CHARGE        AMOUNT PAID
                                        AS A PERCENTAGE OF      TO DEALER AS A
AMOUNT OF PURCHASE                    OFFERING   NET AMOUNT      PERCENTAGE OF
AT OFFERING PRICE                       PRICE     INVESTED      OFFERING PRICE
------------------------------------------------------------------------------

CLASS I

Under $50,000 ......................    5.75%      6.10%            5.00%
$50,000 but less than $100,000 .....    4.50%      4.71%            3.75%
$100,000 but less than $250,000 ....    3.50%      3.63%            2.80%
$250,000 but less than $500,000 ....    2.50%      2.56%            2.00%
$500,000 but less than $1,000,000 ..    2.00%      2.04%            1.60%
$1,000,000 or more* ................     None       None             None

CLASS II

Under $1,000,000* ..................    1.00%      1.01%            1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - Class I Only. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you reinvest the money in the same class of shares. This waiver does not apply to exchanges. Shares purchased with proceeds from a money fund may be subject to a sales charge.

     If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3. Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

     If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

     If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

7. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

 4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

 5. Registered Securities Dealers and their affiliates, for their investment accounts only

 6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

 8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 9.  Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

11.  Group annuity separate accounts offered to retirement plans

12. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.   Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------

BY MAIL                   1.   Send us signed written instructions

                          2. Include any outstanding share certificates for the shares you want to exchange

--------------------------------------------------------------------------------
BY PHONE                  Call Shareholder Services or TeleFACTS(R)

                          - If you do not want the ability to exchange by phone to apply to your account, please let us know.

--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

o  You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the fund, such as "Class Z" shares. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may exchange their Class Z shares for Class I shares of the fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW
--------------------------------------------------------------------------------

BY MAIL          1.   Send us signed written instructions. If you would like
                      your redemption proceeds wired to a bank account, your instructions should include:

                      o The name, address and telephone number of the bank where you want the proceeds sent

                      o  Your bank account number

                      o  The Federal Reserve ABA routing number

                      o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                 2. Include any outstanding share certificates for the shares you are selling

                 3.   Provide a signature guarantee if required

                 4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

--------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                 Telephone requests will be accepted:

                      o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                      o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

                      o Unless you are selling shares in a Trust Company retirement plan account

                      o Unless the address on your account was changed by phone within the last 15 days

                      - If you do not want the ability to redeem by phone to apply to your account, please let us know.

--------------------------------------------------------------------------------
THROUGH
YOUR DEALER      Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o  Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy

o  Returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The fund declares dividends from its net investment income semi-annually in May and November to shareholders of record on the last business day of that month and pays them on or about the 15th day of the next month.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o  Your name,

o  The fund's name,

o  The class of shares,

o  A description of the request,

o  For exchanges, the name of the fund you are exchanging into,

o  Your account number,

o  The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)   You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)   We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

--------------------------------------------------------------------------------
TYPE OF ACCOUNT       DOCUMENTS REQUIRED
--------------------------------------------------------------------------------

CORPORATION           Corporate Resolution

PARTNERSHIP           1.   The pages from the partnership agreement that
                           identify the general partners, or

                      2.   A certification for a partnership agreement

--------------------------------------------------------------------------------
TRUST                 1.   The pages from the trust document that identify the
                           trustees, or

                      2.   A certification for trust
--------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.

AUTOMATIC PAYROLL DEDUCTION - CLASS I ONLY

You may have money transferred from your paycheck to the fund to buy additional Class I shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton
   Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS(R). The code number is 134 for Class I and 234 for Class II.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The fund, Distributors and the manager are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                                    HOURS OF OPERATION
                                                    (PACIFIC TIME)
DEPARTMENT NAME               TELEPHONE NO.         (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------
Shareholder Services          1-800/632-2301        5:30 a.m. to 5:00 p.m.
Dealer Services               1-800/524-4040        5:30 a.m. to 5:00 p.m.
Fund Information              1-800/DIAL BEN        5:30 a.m. to 8:00 p.m.
                              (1-800/342-5236)      6:30 a.m. to 2:30 p.m.
                                                    (Saturday)
Retirement Plan Services      1-800/527-2020        5:30 a.m. to 5:00 p.m.
Institutional Services        1-800/321-8563        6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)        1-800/851-0637        5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

BOARD - The Board of Directors of the fund

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DEPOSITARY RECEIPTS - U.S. Certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II. We calculate the offering price to two decimal places using standard rounding criteria.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.








ANNUAL REPORT

FRANKLIN EQUITY FUND

June 30, 1998


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



Conrad B. Herrmann
Portfolio Manager
Franklin Equity Fund

Contents

Shareholder Letter................................................       1
Performance Summaries
 Class I..........................................................       5
 Class II.........................................................       8
 Advisor Class....................................................      11
Financial Highlights &
Statement of Investments  ........................................      14
Financial Statements  ............................................      21
Notes to
Financial Statements..............................................      24
Independent
Auditor's Report..................................................      27


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 17 of this report

SHAREHOLDER LETTER


Your Fund's Objective: Franklin Equity Fund seeks capital appreciation and secondarily, current income, by investing primarily in common stocks or securities convertible into common stocks.


Dear Shareholder:

We are pleased to bring you this report for Franklin Equity Fund covering the fiscal year ended June 30, 1998. During this period, the ongoing currency crisis in Asia caused periodic turbulence in global equity markets. However, as of June 30, this crisis had not significantly affected the U.S. or European economies. U.S. gross domestic product grew at an estimated 3.5% rate, while the consumer price index increased only +1.7%. With European conditions also bright, stock prices in many developed markets ended the year at, or near, record high levels. Within this environment, Franklin Equity Fund - Class I shares provided a +22.43% one-year total return, as shown in the Performance Summary on page 5, outperforming the Dow Jones(R) Industrial Average, which posted a return of +18.73%. The Standard & Poor's(R) 500 (S&P 500(R)) stock index delivered a return of +30.16% for the same period.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Holdings from several diverse industries contributed to the fund's positive performance. The price of our stock in Cisco Systems, Inc., which supplies most of the devices that regulate the flow of data over the Internet, increased 105% during the fund's fiscal year and shares of Owens-Illinois, Inc., a leading global producer of glass and plastic containers, rose 44%. Stock prices of the advertising agency Omnicom Inc., Providian Financial Corp., and the computer game software developer Electronic Arts, Inc., increased 61%, 144%, and 60%, respectively.

Due to anticipated cost savings and more complete product lines, several corporate mergers and acquisitions involving companies in our portfolio also contributed to the fund's performance. The price of our stock in U.S.A. Waste Services, Inc. increased when it merged with Waste Management Corp. to create the largest waste disposal company in the country; our holdings in Citicorp and Travelers Group, Inc. benefited from their proposal to combine into a financial services powerhouse; and our shares in Tellabs, Inc. and CIENA Corp. increased in price after the announcement that they will combine to produce high-speed fiber optic telecommunications transmission equipment.

Of course, not every holding performed well. During the reporting period, prices for several of the fund's technology-related stocks performed below expectations. Examples include Xilinx, Inc., a leading provider of custom-programmed semiconductors, and Motorola, Inc., a world leader in wireless communications systems. Although weak demand from Asian countries affected these companies, we believe they still have solid long-term growth prospects. In fact, we remained overweighted in the technology sector because of its potential for tremendous growth through ongoing changes in computing and communications.

During the period under review, prices declined dramatically for many natural resource commodities such as crude oil, exerting downward pressure on a number of stocks in the oilfield services sector and oil exploration and production industry. This enabled the fund to initiate additional positions in EVI Weatherford, Inc. and Varco International, Inc., two manufacturers of oilfield equipment. The former is a leading supplier of oilfield tools and equipment, and the latter is a leading supplier of oil drilling rigs for offshore deepwater locations. Oil producers have become more interested in exploring these areas as a result of operating economics and improved surveying technology.

Looking forward, we are bullish about the domestic market's prospects. An aging "baby-boom" generation has fostered increased awareness about investing for retirement, which should provide positive money flows into the capital markets. And a growing global economy could continue to provide worldwide growth and productivity opportunities for many domestic firms. Of course, the U.S. equity market does face at least two potential pitfalls. First, the Asian crisis could begin to affect U.S. and European economic growth, causing a slowdown in corporate profits to spread from technology companies to the rest of the economy. Second, the current, low U.S. unemployment rate could lead to wage inflation, which might pressure the Federal Reserve to tighten monetary policy. We believe that Franklin Equity Fund, while not immune to slowing growth and turmoil in Asia, is positioned so that it may weather any volatility better than the overall market. The fund has a lower weighted average price/earnings ratio than that of the S&P 500 (based on an average of analysts' estimates of next year's earnings), but the weighted average estimated earnings growth rate of our portfolio is higher than the estimate of earnings growth for the S&P 500 as estimated by the same analysts. In our opinion, the fund's lower valuation ratios should provide reduced downside risk, while the higher earnings growth may provide relatively high returns over the long run.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Please remember, this discussion reflects our views and opinions as of June 30, 1998, the end of the reporting period.

Of course, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

As always, we thank you for your participation in Franklin Equity Fund and look forward to serving your investment needs in the years to come. We welcome any comments or suggestions you may have.

Sincerely,

Conrad B. Herrmann
Portfolio Manager
Franklin Equity Fund



PERFORMANCE SUMMARY

Class I

Franklin Equity Fund - Class I reported a +22.43% cumulative total return for the one-year period ended June 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. The fund's share price, as measured by net asset value, increased 83 cents, from $10.16 on June 30, 1997, to $10.99 on June 30, 1998. During the reporting period, shareholders received per-share distributions of 5.5 cents ($0.055) in income dividends, 14.95 cents ($0.1495) in short-term capital gains, and $1.0965 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 6 compares the performance of Franklin Equity Fund - Class I to that of the Standard and Poor's 500 Stock Index (S&P 500) over the past ten years. The S&P 500 is a domestic, broad market index consisting of various-sized companies. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I
Periods ended 6/30/98

                                                   1-Year    5-Year      10-Year
Cumulative Total Return1                           22.43%     134.77%    234.31%
Average Annual Total Return2                       16.90%      18.61%     12.83%
Value of $10,000 Investment3                      $11,690    $23,477    $33,431
                              6/30/94   6/30/95   6/30/96    6/30/97    6/30/98
One-Year Total Return4         2.32%    23.78%     22.16%     29.75%     22.43%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.5% initial sales charge. Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price; thus actual total returns would differ.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge. Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price; thus actual total returns would differ.
4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Equity Fund - Class I paid distributions derived from long-term capital gains of $1.0965 per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

Class II

Franklin Equity Fund - Class II reported a +21.47% cumulative total return for the one-year period ended June 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. The fund's share price, as measured by net asset value, increased 79 cents, from $10.12 on June 30, 1997, to $10.91 on June 30, 1998. During the reporting period, shareholders received per-share distributions of 14.95 cents ($0.1495) in short-term capital gains and $1.0965 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 10 compares the performance of Franklin Equity Fund - Class II to that of the Standard and Poor's 500 Stock Index (S&P 500) over the past three years. The S&P 500 is a domestic, broad market index consisting of various-sized companies. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II
Periods ended 6/30/98
                                                         Since
                                                       Inception
                                     1-Year    3-Year  (5/1/95)
Cumulative Total Return1             21.47%     89.39%  107.53%
Average Annual Total Return2         19.29%     23.33%  25.53%
Value of $10,000 Investment3         $11,929   $18,758  $20,537
                                     6/30/96   6/30/97  6/30/98
One-Year Total Return4               20.94%    28.93%   21.47%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include all sales charges.
4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charges. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Equity Fund - Class II paid distributions derived from long-term capital gains of $1.0965 per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.


Advisor Class

Franklin Equity Fund - Advisor Class reported a +22.61% cumulative total return for the one-year period ended June 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions. The fund's share price, as measured by net asset value, increased 83 cents, from $10.17 on June 30, 1997, to $11.00 on June 30, 1998. During the reporting period, shareholders received per-share distributions of 7.22 cents ($0.0722) in income dividends, 14.95 cents ($0.1495) in short-term capital gains, and $1.0965 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 12 compares the performance of Franklin Equity Fund - Advisor Class to that of the Standard and Poor's 500 (S&P 500) Stock Index over the past ten years. The S&P 500 is a domestic, broad market index consisting of various-sized companies. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Advisor Class
Periods ended 6/30/98

                                               1-Year*  5-Year* 10-Year*
Cumulative Total Return1                        22.61%  146.61%  251.03%
Average Annual Total Return1                    22.61%   19.79%   13.38%
Value of $10,000 Investment*,2                $12,261  $24,661  $35,103
                             6/30/94 6/30/95  6/30/96  6/30/97  6/30/98
One-Year Total Return*,        32.32%  23.78%   22.16%   29.99%   22.61%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, such as 12b-1 fees; and
(b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997, (commencement of sales), the cumulative total return of Advisor Class shares was 45.25%. This was a period of generally rising securities prices.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
3. One-year total return represents the change in value of an investment over the periods ended on the indicated dates. All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.
Franklin Equity Fund - Advisor Class paid distributions derived from long-term capital gains of $1.0965 per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.


Past performance is not predictive of future results.

FRANKLIN EQUITY FUND
Financial Highlights



                                                                             Class I
                                                   ---------------------------------------------------------
                                                                       Year Ended June 30,
                                                   ---------------------------------------------------------
                                                         1998       1997       1996       1995       1994
                                                   ---------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................       $10.16     $ 8.26      $7.24      $6.53      $7.25
                                                   ---------------------------------------------------------
Income from investment operations:

 Net investment income ............................          .05        .05        .06        .08        .10
 Net realized and unrealized gains ................         2.08       2.34       1.48       1.33        .11
                                                   ---------------------------------------------------------
Total from investment operations ..................         2.13       2.39       1.54       1.41        .21
                                                   ---------------------------------------------------------
Less distributions from:
 Net investment income ............................         (.05)      (.06)      (.06)      (.08)      (.10)
 Net realized gains ...............................        (1.25)      (.43)      (.46)      (.62)      (.83)
                                                   ----------------------------------------------------------
Total distributions ...............................        (1.30)      (.49)      (.52)      (.70)      (.93)
                                                   ----------------------------------------------------------
Net asset value, end of year ......................       $10.99     $10.16      $8.26      $7.24      $6.53
                                                   =========================================================

Total return* .....................................        22.43%     29.75%     22.16%     23.78%      2.32%

Ratios/supplemental data
Net assets, end of year (000's) ...................     $613,835   $462,972   $366,602   $317,463   $279,880
Ratios to average net assets:
 Expenses .........................................          .90%       .91%       .95%       .95%       .79%
 Net investment income ............................          .48%       .61%       .72%      1.21%      1.27%
Portfolio turnover rate ...........................        38.00%     53.67%     59.86%     86.20%     95.18%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

                                                                                Class II
                                                              ---------------------------------------------
                                                                            Year Ended June 30,
                                                              ---------------------------------------------
                                                                    1998       1997      1996       1995+
                                                              ---------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................       $10.12     $ 8.23     $7.24      $6.65
                                                              ---------------------------------------------
Income from investment operations:
 Net investment income (loss) ................................         (.01)      (.02)      .02        .01
 Net realized and unrealized gains ...........................         2.05       2.34      1.45        .62
                                                              ---------------------------------------------
Total from investment operations .............................         2.04       2.32      1.47        .63
                                                              ---------------------------------------------
Less distributions from:
 Net investment income .......................................          --         --       (.02)      (.04)
 Net realized gains ..........................................        (1.25)      (.43)     (.46)       --
                                                              ---------------------------------------------
Total distributions ..........................................        (1.25)      (.43)     (.48)      (.04)
                                                              ---------------------------------------------
Net asset value, end of year .................................       $10.91     $10.12     $8.23      $7.24
                                                              =============================================

Total return* ................................................        21.47%     28.93%    20.94%      9.42%

Ratios/supplemental data
Net assets, end of year (000's) ..............................      $35,717     $9,554    $4,208       $342
Ratios to average net assets:
 Expenses ....................................................         1.69%      1.72%     1.77%      1.77%**
 Net investment income (loss) ................................         (.28%)     (.22%)    (.10%)      .74%**
Portfolio turnover rate ......................................        38.00%     53.67%    59.86%     86.20%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
+For the period May 1, 1995 (effective date) to June 30, 1995.

                                                                                         Advisor Class
                                                                                --------------------------
                                                                                     Year Ended June 30,
                                                                                --------------------------
                                                                                    1998           1997++
                                                                                --------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................     $10.17         $ 8.62
                                                                                --------------------------
Income from investment operations:
 Net investment income .........................................................        .07            .03
 Net realized and unrealized gains .............................................       2.08           1.56
                                                                                --------------------------
Total from investment operations ...............................................       2.15           1.59
                                                                                --------------------------
Less distributions from:
 Net investment income .........................................................       (.07)          (.04)
 Net realized gains ............................................................      (1.25)         --
                                                                                --------------------------
Total distributions ............................................................      (1.32)          (.04)
                                                                                --------------------------
Net asset value, end of year ...................................................     $11.00         $10.17
                                                                                ==========================

Total return* ..................................................................      22.61%         18.47%

Ratios/supplemental data
Net assets, end of year (000's) ................................................    $16,911         $6,890
Ratios to average net assets:
 Expenses ......................................................................        .69%           .72%**
 Net investment income .........................................................        .71%           .79%**
Portfolio turnover rate ........................................................      38.00%         53.67%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
++For the period January 2, 1997 (effective date) to June 30, 1997.

                                            See notes to financial statements.

FRANKLIN EQUITY FUND
Statement of Investments, June 30, 1998





                                                                                           SHARES        VALUE
 Common Stocks 93.4%
    Consumer Durables 1.5%
    Mattel, Inc............................................................               225,000       $ 9,520,313
                                                                                                      -------------
    Consumer Non-Durables 7.0%
    ConAgra, Inc...........................................................               200,000         6,337,500
    Gillette Co. ..........................................................               130,000         7,369,375
    Nike, Inc., Class B....................................................               115,000         5,599,063
    PepsiCo, Inc...........................................................               150,000         6,178,125
    Philip Morris Cos., Inc................................................               170,000         6,693,750
    Procter & Gamble Co. ..................................................                80,000         7,285,000
    Sara Lee Corp. ........................................................               125,000         6,992,188
                                                                                                      -------------
                                                                                                         46,455,001
                                                                                                      -------------
    Consumer Services .9%
a   CapStar Hotel Co. .....................................................               225,000         6,300,000
                                                                                                      -------------
    Electronic Technology 18.6%
a   3Com Corp. ............................................................               200,000         6,137,500
a   Adaptec, Inc...........................................................               150,000         2,146,875
a   Altera Corp. ..........................................................               110,582         3,269,080
a   Amkor Technology, Inc..................................................               150,000         1,401,570
a   Applied Materials, Inc.................................................               125,000         3,687,500
a   CIENA Corp. ...........................................................               150,000        10,443,750
a   Cisco Systems, Inc.....................................................               200,000        18,412,500
    Intel Corp. ...........................................................               140,000        10,377,500
a   Komag, Inc.............................................................               450,000         2,404,710
a   L-3 Communications Holdings, Inc.......................................                50,000         1,634,375
    Linear Technology Corp. ...............................................                75,000         4,523,438
    Lockheed Martin Corp. .................................................                47,305         5,008,417
a   Loral Space & Communications, Ltd......................................               300,000         8,475,000
    Lucent Technologies, Inc...............................................               100,000         8,318,750
    Motorola, Inc..........................................................                85,000         4,467,813
    Nokia Corp., ADR (Finland).............................................               120,000         8,707,500
a   RELTEC Corp. ..........................................................                51,200         2,304,000
a   Tekelec ...............................................................               100,000         4,475,000
a   Tellabs, Inc...........................................................               100,000         7,162,500
a   Uniphase Corp. ........................................................                90,000         5,650,317
a   Xilinx, Inc............................................................               150,000         5,100,000
                                                                                                      -------------
                                                                                                        124,108,095
                                                                                                      -------------
    Energy Minerals 6.0%
a   Barrett Resources Corp. ...............................................               225,000         8,423,438
    Mobil Corp. ...........................................................               100,000         7,662,500
    Texaco, Inc............................................................               125,000         7,460,938
    Ultramar Diamond Shamrock Corp. .......................................               250,000         7,890,625
    YPF, SA, ADR (Argentina)...............................................               275,000         8,267,188
                                                                                                      -------------
                                                                                                         39,704,689
                                                                                                      -------------

    Finance 16.6%
    Ace, Ltd...............................................................               125,000       $ 4,875,000
    American International Group, Inc......................................                75,000        10,950,000
    ARM Financial Group, Inc., Class A.....................................               100,000         2,212,500
    Associates First Capital Corp. ........................................               125,000         9,609,375
    BankBoston Corp. ......................................................               150,000         8,343,750
    Citicorp ..............................................................                30,000         4,477,500
    Espirito Santo Financial Group, ADR (Luxembourg).......................               400,000         9,750,000
a   Federated Investors, Inc., Class B.....................................               350,000         6,475,000
    FelCor Suite Hotels, Inc...............................................               150,000         4,706,250
a   Heller Financial, Inc..................................................                37,500         1,125,000
    Household International, Inc...........................................                75,000         3,731,250
    Life Re Corp. .........................................................                47,000         3,854,000
    Providian Financial Corp. .............................................               125,000         9,820,313
a   Security Capital Group, Inc., Class B..................................               150,000         3,993,750
    Starwood Hotels & Resorts .............................................               150,000         7,246,875
    Travelers Group, Inc...................................................               115,000         6,971,875
    U.S. Bancorp ..........................................................               195,000         8,385,000
    Washington Mutual, Inc.................................................                93,750         4,072,266
                                                                                                      -------------
                                                                                                        110,599,704
                                                                                                      -------------
    Health Services 1.3%
    HBO & Co. .............................................................               250,000         8,812,500
                                                                                                      -------------
    Health Technology 7.9%
    Baxter International, Inc..............................................               125,000         6,726,563
    Bristol-Myers Squibb Co. ..............................................                70,000         8,045,625
a   ESC Medical Systems, Ltd...............................................               250,000         8,437,500
    Mentor Corp. ..........................................................               187,900         4,556,575
    Novartis, AG (Switzerland) ............................................                 5,000         8,320,148
    Roche Holdings, AG (Switzerland) ......................................                   700         6,874,011
a   Serologicals Corp. ....................................................               200,000         6,450,000
a   Shire Pharmaceuticals Group, Plc., ADR (United Kingdom)................               152,700         3,263,963
                                                                                                      -------------
                                                                                                         52,674,385
                                                                                                      -------------
    Industrial Services 4.7%
a   AES Corp. .............................................................               250,000        13,140,625
a   American Disposal Services ............................................               140,000         6,562,500
a   U.S.A. Waste Services, Inc.............................................               100,000         4,937,500
a   Varco International, Inc...............................................               275,000         5,448,438
    Waste Management, Inc..................................................                35,000         1,225,000
                                                                                                      -------------
                                                                                                         31,314,063
                                                                                                      -------------
    Non-Energy Minerals 2.5%
    Carpenter Technology Corp. ............................................               150,000         7,537,500
    De Beers Cons Mines, ADR (South Africa)................................               300,000         5,250,000
a   Ispat International, NV (Netherlands)..................................               200,000         3,750,000
                                                                                                      -------------
                                                                                                         16,537,500
                                                                                                      -------------

    Process Industries 2.9%
    Crown Cork & Seal Co., Inc.............................................                75,000       $ 3,562,500
a   Owens-Illinois, Inc....................................................               200,000         8,950,000
    Praxair, Inc...........................................................               150,000         7,021,875
                                                                                                      -------------
                                                                                                         19,534,375
                                                                                                      -------------
    Producer Manufacturing 2.7%
a   Atchison Casting Corp. ................................................                75,000         1,340,625
a   EVI Weatherford, Inc...................................................               175,000         6,496,875
    Mark IV Industries, Inc................................................               262,500         5,676,563
    Roper Industries, Inc..................................................               150,000         3,918,750
a   U.S. Filter Corp. .....................................................                29,300           822,231
                                                                                                      -------------
                                                                                                         18,255,044
                                                                                                      -------------
    Retail Trade .4%
a   Consolidated Stores Corp. .............................................                75,000         2,718,750
                                                                                                      -------------
    Technology Services 8.4%
    Adobe Systems, Inc.....................................................               100,000         4,243,750
a   Electronic Arts, Inc...................................................               175,000         9,450,000
a   i2 Technologies, Inc...................................................               200,000         7,025,000
a   Oracle Corp. ..........................................................               150,000         3,684,375
a   Parametric Technology Corp. ...........................................               225,000         6,103,125
    SAP, AG (Germany)......................................................                25,000        15,166,205
a   Synopsys, Inc..........................................................               215,000         9,836,250
a   Unigraphics Solutions, Inc.............................................                20,700           289,800
                                                                                                      -------------
                                                                                                         55,798,505
                                                                                                      -------------
    Transportation 4.1%
    Air Express International Corp. .......................................               300,000         8,025,000
    C.H. Robinson Worldwide, Inc...........................................               274,500         6,828,188
    Expeditors International of Washington, Inc............................               150,000         6,600,000
    Southwest Airlines Co. ................................................               202,500         5,999,063
                                                                                                      -------------
                                                                                                         27,452,251
                                                                                                      -------------
    Utilities & Telecommunications 7.9%
a   AirTouch Communications, Inc...........................................               200,000        11,687,500
    Enron Corp. ...........................................................               225,000        12,164,063
    GTE Corp. .............................................................                75,000         4,171,875
a   Paging Network, Inc....................................................               500,000         7,000,000
    PG & E Corp. ..........................................................               125,000         3,945,313
    Portugal Telecommunications, SA (Portugal).............................               175,000         9,274,840
a   STET Hellas Telecommunications, SA, ADR (Greece).......................                41,000         1,701,500
    TECO Energy, Inc.......................................................               100,000         2,681,250
                                                                                                      -------------
    .......................................................................                              52,626,341
                                                                                                      -------------
    Total Common Stocks (Cost $424,415,660)                                                             622,411,516
                                                                                                      -------------


 Convertible Bonds 1.8%
    Omnicom Group, Inc. sub. notes, 4.25%, 1/03/07 ........................           $ 2,000,000       $ 3,337,500
    Omnicom Group, Inc. sub. notes, 144A 4.25%, 1/03/07 ...................             2,000,000         3,322,500
    U.S. Filter Corp., sub. notes, 4.50%, 12/15/01 ........................             5,200,000         5,310,500
                                                                                                      -------------
    Total Convertible Bonds (Cost $9,995,140)..............................                              11,970,500
                                                                                                      -------------

b   Repurchase Agreement 5.6%
    Joint Repurchase Agreement, 5.614%, 7/01/98,
 (Maturity Value $37,556,177) (Cost $37,550,321)...........................            37,550,321        37,550,321
     BancAmerica Robertson Stephens
     Barclays Capital Group, Inc.
     Bear, Stearns Securities Corp.
     BT Alex Brown, Inc.
     Chase Securities, Inc.
     CIBC Wood Gundy Securities Corp.
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner, Kleinwort Benson, North America, L.L.C.
     Greenwich Capital Markets, Inc.
     Paribas Corp.
     SBC Warburg Dillon Read, Inc.
   Collateralized by U.S. Treasury Bills & Notes
    Total Investments (Cost $471,961,121) 100.8%...........................                             671,932,337
    Other Assets, less Liabilities (.8%)...................................                              (5,469,311)
                                                                                                      -------------
    Total Net Assets: 100.0%...............................................                            $666,463,026
                                                                                                      =============

aNon-income producing.
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 1998, all repurchase agreements had been entered into on that date.

                                            See notes to financial statements.

FRANKLIN EQUITY FUND
Financial Statements
Statement of Assets and Liabilities
June 30, 1998

Assets:
 Investments in securities, at value (cost $471,961,121) ...................................  $671,932,337
 Cash ......................................................................................       828,973
 Receivables:
  Investment securities sold ...............................................................     2,061,161
  Capital shares sold ......................................................................       582,251
  Dividends and interest ...................................................................       477,251
                                                                                             -------------
      Total assets .........................................................................   675,881,973
                                                                                             -------------
Liabilities:
 Payables:
  Investment securities purchased ..........................................................       893,831
  Capital shares redeemed ..................................................................        94,799
  Affiliates ...............................................................................       605,167
  Shareholders .............................................................................       773,150
 Payable upon return of securities loaned (Note 6) .........................................     7,000,000
 Other liabilities .........................................................................        52,000
                                                                                             -------------
      Total liabilities ....................................................................     9,418,947
                                                                                             -------------
       Net assets, at value ................................................................  $666,463,026
                                                                                             =============
Net assets consist of:
 Undistributed net investment income .......................................................           $--
 Net unrealized appreciation ...............................................................   199,971,216
 Accumulated net realized gain .............................................................    36,407,655
 Capital shares ............................................................................   430,084,155
                                                                                             -------------
      Net assets, at value .................................................................  $666,463,026
                                                                                             =============
Class I:
 Net asset value per share ($613,835,217 / 55,832,059 shares outstanding)* .................        $10.99
                                                                                             =============
 Maximum offering price per share ($10.99 / 95.5%) .........................................        $11.51
                                                                                             =============
Class II:
 Net asset value per share ($35,716,958 / 3,273,565 shares outstanding)* ...................        $10.91
                                                                                             =============
 Maximum offering price per share ($10.91 / 99.0%) .........................................        $11.02
                                                                                             =============
Advisor Class:
 Net asset value and maximum offering price per share
($16,910,851 / 1,537,562 shares outstanding) ...............................................        $11.00
                                                                                             =============

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


Statement of Operations
for the year ended June 30, 1998

Investment income:
(Net of foreign taxes of $141,967)
 Dividends ....................................................................  $ 5,327,245
 Interest .....................................................................    2,682,061
                                                                                ------------
      Total investment income .................................................                $ 8,009,306
Expenses:
 Management fees (Note 3) .....................................................    2,894,330
 Distribution fees (Note 3)
  Class I .....................................................................    1,143,410
  Class II ....................................................................      193,215
 Transfer agent fees (Note 3) .................................................      741,808
 Custodian fees ...............................................................       31,095
 Reports to shareholders ......................................................      182,801
 Registration and filing fees .................................................       75,141
 Professional fees ............................................................       43,829
 Directors' fees and expenses .................................................       23,057
 Other ........................................................................       14,683
                                                                                ------------
      Total expenses ..........................................................                  5,343,369
                                                                                            --------------
       Net investment income ..................................................                  2,665,937
                                                                                            --------------
Realized and unrealized gains:
 Net realized gain from:
  Investments .................................................................   45,937,802
  Foreign currency transactions ...............................................       18,318
                                                                                ------------
      Net realized gain .......................................................                 45,956,120
 Net unrealized appreciation on investments ...................................                 64,966,613
                                                                                            --------------
Net realized and unrealized gain ..............................................                110,922,733
                                                                                            --------------
Net increase in net assets resulting from operations ..........................               $113,588,670
                                                                                            ==============

Statements of Changes in Net Assets
for the years ended June 30, 1998 and 1997

                                                                                    1998          1997
                                                                              ---------------------------
Increase in net assets:
 Operations:
  Net investment income .....................................................   $ 2,665,937   $ 2,459,947
  Net realized gain from investments and foreign currency transactions ......    45,956,120    53,832,495
  Net unrealized appreciation on investments ................................    64,966,613    52,251,082
                                                                              ---------------------------
      Net increase in net assets resulting from operations ..................   113,588,670   108,543,524
Distributions to shareholders from:
 Net investment income:
  Class I ...................................................................    (2,815,157)   (2,742,841)
  Class II ..................................................................            --          (499)
  Advisor Class .............................................................      (101,907)      (13,857)
 Net realized gains:
  Class I ...................................................................   (59,592,831)  (19,328,932)
  Class II ..................................................................    (1,764,595)     (302,817)
  Advisor Class .............................................................    (1,486,880)           --
                                                                              ---------------------------
 Total distributions to shareholders ........................................   (65,761,370)  (22,388,946)
 Capital share transactions: (Note 2)
  Class I ...................................................................   105,330,108    12,024,439
  Class II ..................................................................    24,428,866     3,888,815
  Advisor Class .............................................................     9,460,338     6,538,415
                                                                              ---------------------------
 Total capital share transactions ...........................................   139,219,312    22,451,669
      Net increase in net assets ............................................   187,046,612   108,606,247
Net assets:
 Beginning of year ..........................................................   479,416,414   370,810,167
                                                                              ---------------------------
 End of year ................................................................  $666,463,026  $479,416,414
                                                                              ===========================


                                            See notes to financial statements.

FRANKLIN EQUITY FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Equity Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide capital growth. The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers three classes of shares: Class I, Class II and Advisor Class. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At June 30, 1998, there were 5 billion shares authorized (no par value), of which 2 billion shares each were designated as Class I and Class II, and 1 billion shares were designated as Advisor Class. Transactions in the Fund's shares were as follows:



                                                                       Year Ended June 30
                                                  -------------------------------------------------------
                                                               1998                         1997
                                                  -------------------------------------------------------
                                                      Shares       Amount           Shares       Amount
                                                  -------------------------------------------------------
Class I Shares
 Shares sold ..................................... 22,473,770  $238,141,732      12,390,036 $ 110,637,538
 Shares issued on reinvestment of distributions ..  5,802,636    57,378,546       2,264,152    20,354,201
 Shares redeemed ................................. (17,998,114) (190,190,170)   (13,503,886) (118,967,300)
                                                  -------------------------------------------------------
 Net increase .................................... 10,278,292 $ 105,330,108       1,150,302 $  12,024,439
                                                  =======================================================
Class II Shares
 Shares sold .....................................  3,076,695 $  32,410,808         709,987  $  6,305,367
 Shares issued on reinvestment of distributions ..    162,921     1,603,453          30,191       268,397
 Shares redeemed .................................   (910,495)   (9,585,395)       (307,006)   (2,684,949)
                                                  -------------------------------------------------------
 Net increase ....................................  2,329,121 $  24,428,866         433,172  $  3,888,815
                                                  =======================================================
Advisor Class Shares*
 Shares sold .....................................  1,602,804 $  17,239,578         732,158  $  7,035,865
 Shares issued on reinvestment of distributions ..    160,504     1,588,337           1,393        13,857
 Shares redeemed .................................   (903,282)   (9,367,577)        (56,015)     (511,307)
                                                  -------------------------------------------------------
 Net increase ....................................    860,026  $  9,460,338         677,536  $  6,538,415
                                                  =======================================================

*Effective date of Advisor Class shares was January 2, 1997.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

        Annualized
       Fee Rate  Month-End Net Assets
       -------------------------------------------------------------
         .625%   First $100 million
         .500%   Over $100 million, up to and including $250 million
         .450%   In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% and 1.00% per year of its average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the year of $138,630 and $9,399, respectively.


4. INCOME TAXES

At June 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $472,238,229 was as follows:

        Unrealized appreciation ........          $215,722,502
        Unrealized depreciation ........           (16,028,394)

        Net unrealized appreciation ....          $199,694,108

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions. Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 1998 aggregated $296,899,712 and $206,459,590, respectively.

6. LENDING OF PORTFOLIO SECURITIES

The Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $327,714 for the year ended June 30,1998. The value of the loaned securities was $6,496,875 at June 30, 1998.

FRANKLIN EQUITY FUND
Independent Auditor's Report


To the Shareholders and Board of Directors of Franklin Equity Fund:

We have audited the accompanying statement of assets and liabilities of the Franklin Equity Fund (the Fund), including the Fund's statement of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Equity Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

PricewaterhouseCoopers LLP

San Francisco, California

August 5, 1998



FRANKLIN EQUITY FUND
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $30,426,840 as a 20% capital gain dividend for the fiscal year ended June 30, 1998.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 36.20% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended June 30, 1998.



GRAPHIC MATERIAL (1)

This chart shows, in pie format, the sector distribution of total net assets for the Franklin Equity Fund, as of June 30, 1998.

Electronic Technology                                     18.6%
Finance                                                   16.6%
Technology Services                                        8.4%
Health Technology                                          7.9%
Utilities                                                  7.9%
Consumer Non-Durables                                      7.0%
Other Sectors                                             28.8%
Short-Term Investments & Other Net Assets                  4.8%
                                                         100.0%

GRAPHIC MATERIAL (2)

This chart shows the top ten holdings of the Franklin Equity Fund, including company name and industry, as of June 30, 1998, based on total net assets.

                                                            % OF TOTAL
COMPANY, INDUSTRY                                           NET ASSETS
Cisco Systems, Inc.                                            2.8%
ELECTRONIC TECHNOLOGY
SAP AG (Germany)                                               2.3%
TECHNOLOGY SERVICES
AES Corp.                                                      2.0%
INDUSTRIAL SERVICES
Enron Corp.                                                    1.8%
UTILITIES
AirTouch Communications, Inc.                                  1.8%
UTILITIES & TELECOMMUNICATIONS
American International Group, Inc.                             1.6%
FINANCE
CIENA Corp.                                                    1.6%
ELECTRONIC TECHNOLOGY
Intel Corp.                                                    1.6%
ELECTRONIC TECHNOLOGY
Synopsys, Inc.                                                 1.5%
TECHNOLOGY SERVICES
Providian Financial Corp.                                      1.5%
FINANCE



GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin Equity Fund - Class I to that of the S&P 500 Stock Index, based on a $10,000 investment from July 1, 1988 to June 30, 1998.

   DATE      FRANKLIN   S&P 500        500
           EQUITY FUND            Composite $T
            - CLASS I
 6/30/88      $9,556    $10,000
 7/31/88      $9,384     $9,962      -0.38%
 8/31/88      $8,934     $9,623      -3.40%
 9/30/88      $9,339    $10,033       4.26%
 10/31/88     $9,556    $10,312       2.78%
 11/30/88     $9,281    $10,165      -1.43%
 12/31/88     $9,541    $10,343       1.75%
 1/31/89     $10,177    $11,100       7.32%
 2/28/89      $9,985    $10,823      -2.49%
 3/31/89     $10,118    $11,075       2.33%
 4/30/89     $10,547    $11,650       5.19%
 5/31/89     $11,006    $12,122       4.05%
 6/30/89     $10,665    $12,053      -0.57%
 7/31/89     $11,376    $13,141       9.03%
 8/31/89     $11,910    $13,399       1.96%
 9/30/89     $11,605    $13,344      -0.41%
 10/31/89    $10,857    $13,034      -2.32%
 11/30/89    $10,963    $13,300       2.04%
 12/31/89    $11,174    $13,620       2.40%
 1/31/90     $10,433    $12,706      -6.71%
 2/28/90     $10,638    $12,870       1.29%
 3/31/90     $11,142    $13,211       2.65%
 4/30/90     $10,701    $12,882      -2.49%
 5/31/90     $11,631    $14,138       9.75%
 6/30/90     $11,430    $14,043      -0.67%
 7/31/90     $11,350    $13,998      -0.32%
 8/31/90      $9,932    $12,733      -9.04%
 9/30/90      $9,278    $12,113      -4.87%
 10/31/90     $8,832    $12,060      -0.43%
 11/30/90     $9,645    $12,840       6.46%
 12/31/90    $10,172    $13,198       2.79%
 1/31/91     $11,223    $13,773       4.36%
 2/28/91     $11,951    $14,758       7.15%
 3/31/91     $12,096    $15,115       2.42%
 4/30/91     $12,032    $15,151       0.24%
 5/31/91     $12,662    $15,804       4.31%
 6/30/91     $11,997    $15,081      -4.58%
 7/31/91     $12,339    $15,783       4.66%
 8/31/91     $12,584    $16,157       2.37%
 9/30/91     $12,372    $15,888      -1.67%
 10/31/91    $12,225    $16,100       1.34%
 11/30/91    $11,655    $15,452      -4.03%
 12/31/91    $12,890    $17,219      11.44%
 1/31/92     $12,960    $16,899      -1.86%
 2/29/92     $13,201    $17,117       1.29%
 3/31/92     $12,787    $16,783      -1.95%
 4/30/92     $12,718    $17,277       2.94%
 5/31/92     $12,683    $17,361       0.49%
 6/30/92     $12,410    $17,103      -1.49%
 7/31/92     $12,741    $17,802       4.09%
 8/31/92     $12,532    $17,437      -2.05%
 9/30/92     $12,689    $17,641       1.17%
 10/31/92    $12,672    $17,701       0.34%
 11/30/92    $13,212    $18,303       3.40%
 12/31/92    $13,353    $18,528       1.23%
 1/31/93     $13,447    $18,684       0.84%
 2/28/93     $13,223    $18,938       1.36%
 3/31/93     $13,633    $19,337       2.11%
 4/30/93     $13,242    $18,869      -2.42%
 5/31/93     $13,633    $19,373       2.67%
 6/30/93     $13,602    $19,429       0.29%
 7/31/93     $13,414    $19,352      -0.40%
 8/31/93     $14,033    $20,085       3.79%
 9/30/93     $13,827    $19,931      -0.77%
 10/31/93    $14,277    $20,343       2.07%
 11/30/93    $14,540    $20,150      -0.95%
 12/31/93    $14,492    $20,394       1.21%
 1/31/94     $14,916    $21,087       3.40%
 2/28/94     $14,959    $20,516      -2.71%
 3/31/94     $14,131    $19,621      -4.36%
 4/30/94     $14,280    $19,872       1.28%
 5/31/94     $14,195    $20,198       1.64%
 6/30/94     $13,918    $19,703      -2.45%
 7/31/94     $14,109    $20,350       3.28%
 8/31/94     $14,685    $21,184       4.10%
 9/30/94     $14,386    $20,667      -2.44%
 10/31/94    $14,621    $21,132       2.25%
 11/30/94    $14,280    $20,363      -3.64%
 12/31/94    $14,292    $20,664       1.48%
 1/31/95     $14,292    $21,199       2.59%
 2/28/95     $14,812    $22,026       3.90%
 3/31/95     $15,380    $22,676       2.95%
 4/30/95     $15,735    $23,343       2.94%
 5/31/95     $16,374    $24,276       4.00%
 6/30/95     $17,228    $24,840       2.32%
 7/31/95     $17,942    $25,664       3.32%
 8/31/95     $18,061    $25,728       0.25%
 9/30/95     $18,703    $26,814       4.22%
 10/31/95    $18,275    $26,718      -0.36%
 11/30/95    $18,822    $27,890       4.39%
 12/31/95    $18,999    $28,429       1.93%
 1/31/96     $19,431    $29,395       3.40%
 2/29/96     $19,761    $29,669       0.93%
 3/31/96     $19,761    $29,954       0.96%
 4/30/96     $20,777    $30,394       1.47%
 5/31/96     $21,183    $31,178       2.58%
 6/30/96     $21,046    $31,296       0.38%
 7/31/96     $19,619    $29,913      -4.42%
 8/31/96     $20,485    $30,544       2.11%
 9/30/96     $21,861    $32,264       5.63%
 10/31/96    $22,065    $33,154       2.76%
 11/30/96    $23,849    $35,661       7.56%
 12/31/96    $23,362    $34,955      -1.98%
 1/31/97     $24,916    $37,140       6.25%
 2/28/97     $24,112    $37,429       0.78%
 3/31/97     $23,362    $35,891      -4.11%
 4/30/97     $24,594    $38,034       5.97%
 5/31/97     $26,657    $40,350       6.09%
 6/30/97     $27,307    $42,157       4.48%
 7/31/97     $29,538    $45,513       7.96%
 8/31/97     $28,705    $42,964      -5.60%
 9/30/97     $30,640    $45,319       5.48%
 10/31/97    $29,189    $43,805      -3.34%
 11/30/97    $29,457    $45,833       4.63%
 12/31/97    $29,581    $46,622       1.72%
 1/31/98     $29,581    $47,139       1.11%
 2/28/98     $31,980    $50,538       7.21%
 3/31/98     $33,043    $53,126       5.12%
 4/30/98     $33,711    $53,662       1.01%
 5/31/98     $32,253    $52,739      -1.72%
 6/30/98     $33,431    $54,880       4.06%

GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the Franklin Equity Fund - Class II to that of the S&P 500 Stock Index, based on a $10,000 investment from July 1, 1988 to June 30, 1998.

   DATE      FRANKLIN   S&P 500        500
           EQUITY FUND            Composite $T
            - CLASS II
  5/1/95      $9,896    $10,000
 5/31/95     $10,298    $10,400      4.00%
 6/30/95     $10,843    $10,641      2.32%
 7/31/95     $11,262    $10,995      3.32%
 8/31/95     $11,322    $11,022      0.25%
 9/30/95     $11,726    $11,487      4.22%
 10/31/95    $11,457    $11,446     -0.36%
 11/30/95    $11,786    $11,948      4.39%
 12/31/95    $11,901    $12,179      1.93%
 1/31/96     $12,156    $12,593      3.40%
 2/29/96     $12,363    $12,710      0.93%
 3/31/96     $12,347    $12,832      0.96%
 4/30/96     $12,968    $13,021      1.47%
 5/31/96     $13,223    $13,357      2.58%
 6/30/96     $13,113    $13,407      0.38%
 7/31/96     $12,221    $12,815     -4.42%
 8/31/96     $12,747    $13,085      2.11%
 9/30/96     $13,607    $13,822      5.63%
 10/31/96    $13,719    $14,203      2.76%
 11/30/96    $14,818    $15,277      7.56%
 12/31/96    $14,501    $14,975     -1.98%
 1/31/97     $15,453    $15,911      6.25%
 2/28/97     $14,969    $16,035      0.78%
 3/31/97     $14,484    $15,376     -4.11%
 4/30/97     $15,236    $16,294      5.97%
 5/31/97     $16,506    $17,286      6.09%
 6/30/97     $16,907    $18,060      4.48%
 7/31/97     $18,260    $19,498      7.96%
 8/31/97     $17,742    $18,406     -5.60%
 9/30/97     $18,928    $19,415      5.48%
 10/31/97    $17,993    $18,766     -3.34%
 11/30/97    $18,176    $19,635      4.63%
 12/31/97    $18,240    $19,973      1.72%
 1/31/98     $18,221    $20,195      1.11%
 2/28/98     $19,690    $21,651      7.21%
 3/31/98     $20,330    $22,759      5.12%
 4/30/98     $20,725    $22,989      1.01%
 5/31/98     $19,803    $22,594     -1.72%
 6/30/98     $20,537    $23,511      4.06%



GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the Franklin Equity Fund - Advisor Class to that of the S&P 500 Stock Index, based on a $10,000 investment from July 1, 1988 to June 30, 1998.

   DATE       FRANKLIN     S&P 500       500
           EQUITY FUND -            Composite $T
             ADV CLASS
  7/1/88       $10,000     $10,000
 7/31/88       $9,820      $9,962      -0.38%
 8/31/88       $9,350      $9,623      -3.40%
 9/30/88       $9,773      $10,033      4.26%
 10/31/88      $10,000     $10,312      2.78%
 11/30/88      $9,713      $10,165     -1.43%
 12/31/88      $9,985      $10,343      1.75%
 1/31/89       $10,650     $11,100      7.32%
 2/28/89       $10,449     $10,823     -2.49%
 3/31/89       $10,588     $11,075      2.33%
 4/30/89       $11,037     $11,650      5.19%
 5/31/89       $11,517     $12,122      4.05%
 6/30/89       $11,161     $12,053     -0.57%
 7/31/89       $11,904     $13,141      9.03%
 8/31/89       $12,464     $13,399      1.96%
 9/30/89       $12,144     $13,344     -0.41%
 10/31/89      $11,361     $13,034     -2.32%
 11/30/89      $11,473     $13,300      2.04%
 12/31/89      $11,693     $13,620      2.40%
 1/31/90       $10,918     $12,706     -6.71%
 2/28/90       $11,132     $12,870      1.29%
 3/31/90       $11,660     $13,211      2.65%
 4/30/90       $11,198     $12,882     -2.49%
 5/31/90       $12,171     $14,138      9.75%
 6/30/90       $11,961     $14,043     -0.67%
 7/31/90       $11,878     $13,998     -0.32%
 8/31/90       $10,393     $12,733     -9.04%
 9/30/90       $9,709      $12,113     -4.87%
 10/31/90      $9,242      $12,060     -0.43%
 11/30/90      $10,093     $12,840      6.46%
 12/31/90      $10,645     $13,198      2.79%
 1/31/91       $11,745     $13,773      4.36%
 2/28/91       $12,506     $14,758      7.15%
 3/31/91       $12,658     $15,115      2.42%
 4/30/91       $12,591     $15,151      0.24%
 5/31/91       $13,251     $15,804      4.31%
 6/30/91       $12,555     $15,081     -4.58%
 7/31/91       $12,913     $15,783      4.66%
 8/31/91       $13,169     $16,157      2.37%
 9/30/91       $12,947     $15,888     -1.67%
 10/31/91      $12,794     $16,100      1.34%
 11/30/91      $12,196     $15,452     -4.03%
 12/31/91      $13,490     $17,219     11.44%
 1/31/92       $13,562     $16,899     -1.86%
 2/29/92       $13,815     $17,117      1.29%
 3/31/92       $13,381     $16,783     -1.95%
 4/30/92       $13,309     $17,277      2.94%
 5/31/92       $13,273     $17,361      0.49%
 6/30/92       $12,987     $17,103     -1.49%
 7/31/92       $13,334     $17,802      4.09%
 8/31/92       $13,115     $17,437     -2.05%
 9/30/92       $13,279     $17,641      1.17%
 10/31/92      $13,261     $17,701      0.34%
 11/30/92      $13,826     $18,303      3.40%
 12/31/92      $13,974     $18,528      1.23%
 1/31/93       $14,072     $18,684      0.84%
 2/28/93       $13,837     $18,938      1.36%
 3/31/93       $14,267     $19,337      2.11%
 4/30/93       $13,857     $18,869     -2.42%
 5/31/93       $14,267     $19,373      2.67%
 6/30/93       $14,234     $19,429      0.29%
 7/31/93       $14,038     $19,352     -0.40%
 8/31/93       $14,686     $20,085      3.79%
 9/30/93       $14,470     $19,931     -0.77%
 10/31/93      $14,941     $20,343      2.07%
 11/30/93      $15,216     $20,150     -0.95%
 12/31/93      $15,166     $20,394      1.21%
 1/31/94       $15,610     $21,087      3.40%
 2/28/94       $15,654     $20,516     -2.71%
 3/31/94       $14,788     $19,621     -4.36%
 4/30/94       $14,943     $19,872      1.28%
 5/31/94       $14,855     $20,198      1.64%
 6/30/94       $14,564     $19,703     -2.45%
 7/31/94       $14,765     $20,350      3.28%
 8/31/94       $15,367     $21,184      4.10%
 9/30/94       $15,055     $20,667     -2.44%
 10/31/94      $15,300     $21,132      2.25%
 11/30/94      $14,944     $20,363     -3.64%
 12/31/94      $14,956     $20,664      1.48%
 1/31/95       $14,956     $21,199      2.59%
 2/28/95       $15,501     $22,026      3.90%
 3/31/95       $16,095     $22,676      2.95%
 4/30/95       $16,466     $23,343      2.94%
 5/31/95       $17,135     $24,276      4.00%
 6/30/95       $18,028     $24,840      2.32%
 7/31/95       $18,775     $25,664      3.32%
 8/31/95       $18,900     $25,728      0.25%
 9/30/95       $19,572     $26,814      4.22%
 10/31/95      $19,124     $26,718     -0.36%
 11/30/95      $19,697     $27,890      4.39%
 12/31/95      $19,882     $28,429      1.93%
 1/31/96       $20,334     $29,395      3.40%
 2/29/96       $20,679     $29,669      0.93%
 3/31/96       $20,679     $29,954      0.96%
 4/30/96       $21,743     $30,394      1.47%
 5/31/96       $22,168     $31,178      2.58%
 6/30/96       $22,024     $31,296      0.38%
 7/31/96       $20,531     $29,913     -4.42%
 8/31/96       $21,438     $30,544      2.11%
 9/30/96       $22,877     $32,264      5.63%
 10/31/96      $23,091     $33,154      2.76%
 11/30/96      $24,957     $35,661      7.56%
 12/31/96      $24,448     $34,955     -1.98%
 1/31/97       $26,074     $37,140      6.25%
 2/28/97       $25,261     $37,429      0.78%
 3/31/97       $24,476     $35,891     -4.11%
 4/30/97       $25,765     $38,034      5.97%
 5/31/97       $27,924     $40,350      6.09%
 6/30/97       $28,630     $42,157      4.48%
 7/31/97       $30,938     $45,513      7.96%
 8/31/97       $30,094     $42,964     -5.60%
 9/30/97       $32,121     $45,319      5.48%
 10/31/97      $30,601     $43,805     -3.34%
 11/30/97      $30,910     $45,833      4.63%
 12/31/97      $31,011     $46,622      1.72%
 1/31/98       $31,043     $47,139      1.11%
 2/28/98       $33,527     $50,538      7.21%
 3/31/98       $34,673     $53,126      5.12%
 4/30/98       $35,373     $53,662      1.01%
 5/31/98       $33,813     $52,739     -1.72%
 6/30/98       $35,103     $54,880      4.06%







                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!



                  Please detach at perforation before mailing.



PROXY                                                                      PROXY

         SPECIAL SHAREHOLDERS MEETING OF TEMPLETON AMERICAN TRUST, INC.
                                 March 19, 1999

The undersigned hereby revokes all previous proxies for his shares and appoints Barbara J. Green, James R. Baio and Bruce S. Rosenberg, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton American Trust, Inc. ("American Trust") that the undersigned is entitled to vote at American Trust's Special Shareholders Meeting (the "Meeting") to be held at 500 East Broward Boulevard, Fort Lauderdale, FL
33394-3091 at 10:00 a.m., EST on the 19th day of March 1999, including any adjournment thereof, upon such business as may properly be brought before the Meeting.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



                    NOTE: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.



                    ------------------------------------------------------------
                    Signature



                    ------------------------------------------------------------
                    Signature



                    ------------------------------------------------------------
                    Signature


                          (Continued on the other side)








                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!



                  Please detach at perforation before mailing.



This proxy is solicited on behalf of the Board of Directors of American Trust. It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposal 1, regarding the Reorganization of American Trust pursuant to the Agreement and Plan of Reorganization with Franklin Equity Fund. If any other matters properly come before the Meeting about which the proxyholders were not aware prior to the time of the solicitation, authorization is given to the proxyholders to vote in accordance with the views of management on such matters. Management is not aware of any such matters.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.


                                                                            FOR             AGAINST          ABSTAIN
1.   To approve an Agreement and Plan of  Reorganization
     between American Trust and  Franklin   Equity  Fund,
     which  provides  for  the   acquisition  of substantially              [  ]             [  ]             [  ]
     all of the assets of American  Trust in exchange for
     Class A and Class C Shares of Franklin Equity Fund, the
     distribution of such shares to the  shareholders  of
     American  Trust,  and the  dissolution of American
     Trust (the "Reorganization").


                                                                            FOR             AGAINST          ABSTAIN
2.   To grant the  proxyholders  the authority to vote in
     their  discretion  and vote upon any other  business                   [  ]             [  ]              [  ]
     that may legally  come before the Meeting or any
     adjournment thereof.



                      IMPORTANT: PLEASE SEND IN YOUR PROXY...TODAY! ow
PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. ow







                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                              FRANKLIN EQUITY FUND


Acquisition of the Assets of the
TEMPLETON AMERICAN TRUST, INC.

By and in exchange Class A and Class C Shares of the FRANKLIN EQUITY FUND


      This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of the Templeton American Trust, Inc. (the "American Trust") for Class A and Class C Shares of Franklin Equity Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached and is legally considered to be a part of this
SAI:

            1. Statement of Additional Information of Franklin Equity Fund dated November 1, 1998.

            2. Annual Report of American Trust for the fiscal year ended December 31, 1997 and Semi-Annual Report of American Trust for the period ended June 30, 1998.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated January 15, 1999, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Templeton American Trust, Inc., 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091, or to Franklin Equity Fund, 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, CA 94403-7777. The date of this SAI is January 15, 1999.







   134 *SA


                            SHARE CLASS REDESIGNATION
                            Effective January 1, 1999

                           Class A - Formerly Class I
                           Class B - New Share Class
                           Class C - Formerly Class II


                        SUPPLEMENT DATED JANUARY 1, 1999
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                              FRANKLIN EQUITY FUND
                             DATED NOVEMBER 1, 1998

The Statement of Additional Information is amended as follows:


I. As of January 1, 1999, the fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II.  The first sentence of the second paragraph on the cover is revised to read:

     This SAI describes the fund's Class A, B and C shares.

III. The following is added to the "Officers and Directors" section:

     As of December 7, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 8,540 Class A shares and 89,295 Advisor Class shares, or less than 1% and 4.22%, respectively, of the total outstanding Class A and Advisor Class shares of the fund.

IV. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

     If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

V.   In  the  section   "The  Rule  12b-1   Plans,"   found  under  "The  Fund's
     Underwriter,"

     (a) the first sentence is replaced with the following:

     Each class has a separate distribution or "Rule 12b-1" plan that was adopted pursuant to Rule 12b-1 of the 1940 Act.

     (b) the following paragraphs are added after the section "The Class I
     Plan":

     THE CLASS B PLAN. Under the Class B plan, the fund pays Distributors up to 0.75% per year of the class' average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund may also pay a servicing fee of up to 0.25% per year of the class' average daily net assets, payable quarterly. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

     The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

     (c) and the section "The Class I and Class II Plans" is renamed "The Class A, B and C Plans."

VI.  Under "Miscellaneous Information,"

     (a) the fourth paragraph is replaced with the following:

     The fund offers four classes of shares: Franklin Equity Fund, Franklin Equity Fund Series, Franklin Equity Fund - Class A; Franklin Equity Fund, Franklin Equity Fund Series, Franklin Equity Fund - Class B; Franklin Equity Fund, Franklin Equity Fund Series, Franklin Equity Fund - Class C; and Franklin Equity Fund, Franklin Equity Fund Series, Franklin Equity Fund
     - Advisor Class.

     (b) and the following is added:

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

     As of December 7, 1998, the principal shareholders of the fund, beneficial or of record, were as follows:

             NAME AND ADDRESS           SHARE AMOUNT        PERCENTAGE
------------------------------------------------------------------------
     ADVISOR CLASS

     FTTC Trust Services FBO              135,063.222          6.39%
     Martin Wiskemann IRA
     P.O. Box 5086
     San Mateo, CA 94402-0086

     FTTC TTEE for ValuSelect             262,647.473         12.42%
     Franklin Resources PSP
     Attn: Trading
     P.O. Box 2438
     Rancho Cordova, CA 95741-2438

     FT Fund Allocator                     467,093.686        22.09%
       Moderate Target Fund
     C/O Fund Accounting Department
     Attn: Kimberley Monasterio
     1810 Gateway 3rd Floor
     San Mateo, CA 94404-2470

     FT Fund Allocator                    936,917.652         44.32%
       Growth Target Fund
     C/O Fund Accounting Department
     Attn: Kimberley Monasterio
     1810 Gateway 3rd Floor
     San Mateo, CA 94404-2470

VII. In the "Useful Terms and Definitions" section, the definitions of "Class I, Class II and Advisor Class" and "Offering Price" are replaced with the following:

     CLASS A, CLASS B, CLASS C AND ADVISOR CLASS - The fund offers four classes of shares, designated "Class A," "Class B," "Class C" and "Advisor Class." The four classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

     OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.

                 Please keep this supplement for future reference.








FRANKLIN
EQUITY FUND

STATEMENT OF
ADDITIONAL INFORMATION

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN(R)

NOVEMBER 1, 1998

TABLE OF CONTENTS

How Does the Fund Invest Its Assets? .............................     2
What Are the Risks
 of Investing in the Fund? .......................................     8
Investment Restrictions ..........................................    11
Officers and Directors ...........................................    12
Investment Management
 and Other Services ..............................................    16
How Does the Fund Buy
 Securities for Its Portfolio? ...................................    17
How Do I Buy, Sell and Exchange Shares? ..........................    18
How Are Fund Shares Valued? ......................................    21
Additional Information on
 Distributions and Taxes .........................................    22
The Fund's Underwriter ...........................................    28
How Does the Fund Measure Performance? ...........................    29
Miscellaneous Information ........................................    32
Financial Statements .............................................    33
Useful Terms and Definitions .....................................    33
Appendix
 Description of Ratings ..........................................    34

------------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and
Definitions."
------------------------------------------------------------------------------

The fund is a diversified, open-end management investment company. The Prospectus, dated November 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the fund. For a free copy, call 1-800/DIAL BEN.

This SAI describes the fund's Class I and Class II shares. The fund currently offers another share class with a different sales charge and expense structure, which affects performance. To receive more information about the fund's other share class, contact your investment representative or call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
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o  ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
   THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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HOW DOES THE FUND INVEST ITS ASSETS?

WHAT ARE THE FUND'S GOALS?

The principal investment goal of the fund is capital appreciation. The fund's secondary goal is to provide current income return through the receipt of dividends or interest from its investments. These goals are fundamental, which means that they may not be changed without shareholder approval.

The following gives more detailed information about the fund's investment policies and the types of securities that it may buy. Please read this information together with the section "How Does the Fund Invest Its Assets?" in the Prospectus.

MORE INFORMATION ABOUT
THE KINDS OF SECURITIES THE FUND BUYS

EQUITY SECURITIES. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities.

DEBT SECURITIES. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in the fund's Net Asset Value.

REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at no less than the repurchase price. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. The funds will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the fund's board, i.e., banks or broker-dealers that have been determined by the manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES. The fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to 10% of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

FOREIGN SECURITIES. The fund may buy securities of foreign issuers directly in foreign markets so long as, in the manager's judgment, an established public trading market exists (that is, there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the fund). Securities acquired by the fund outside the U.S. that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the fund to be illiquid assets so long as the fund buys and holds the securities with the intention of reselling the securities in the foreign trading market, the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available. The fund will not buy securities of foreign issuers outside of the U.S. under circumstances where, at the time of acquisition, the fund has reason to believe that it could not resell the securities in a public trading market. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents. The fund does not presently intend to buy securities of issuers in developing nations.

DEPOSITARY RECEIPTS. Many securities of foreign issuers are represented by American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively "Depositary Receipts"). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the Depositary Receipts.

CONVERTIBLE SECURITIES. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as the fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which the fund may invest, consistent with its goals and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the fund. The fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The fund, however, intends to buy liquid securities, though there can be no assurances that this will be achieved.

OPTIONS, FUTURES, AND OPTIONS
ON FINANCIAL FUTURES

CALL AND PUT OPTIONS. The fund may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter ("OTC") market. Additionally, the fund may "close out" options it has entered into.

A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

A call option written by the fund is "covered" if the fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference in exercise prices is maintained by the fund in cash and high grade debt securities in a segregated account with its custodian bank. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the fund.

Effecting a closing transaction in the case of a written call option allows a fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows a fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other fund investments. If the fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the cost of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. The fund will realize a loss from a closing transaction if the cost of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

The fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. The fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option (including transaction costs).

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time before its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The fund may write (sell) put options only on a covered basis, which means that the fund maintains in a segregated account cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The fund may generally write covered put options in circumstances where the manager wants to buy the underlying security for the fund's portfolio at a price lower than the current market price of the security. In such event, the fund may write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund may also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in this transaction is that the market price of the underlying security would decline below the exercise price less the premiums received.

The fund may buy put options. As the holder of a put option, the fund has the right to sell the underlying security at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The fund may buy a put option on an underlying security ("a protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager finds it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

The fund may also buy put options at a time when the fund does not own the underlying security. If the fund buys a security it does not own, the fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OVER-THE-COUNTER ("OTC") OPTIONS. The fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. The fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the fund originally wrote the option.

The fund understands the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The fund and the manager disagree with this position. Nevertheless, pending a change in the staff's position, the fund will treat OTC options and "cover" assets as subject to the fund's limitation on illiquid securities.

OPTIONS ON STOCK INDICES. The fund may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements of the underlying index rather than the price movements of an individual stock.

When the fund writes an option on a stock index, the fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The fund will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS. The fund may enter into contracts to buy or sell futures contracts based upon financial indices ("financial futures"). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment ("initial deposit"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it buys or sells financial futures.

The fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy. The fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the fund's total assets would be represented by futures contracts or related options. In addition, the fund may not buy or sell futures contracts or buy or sell related options, if immediately thereafter, the sum of the amount of initial deposits on its existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of the market value of the fund's total assets. When the fund buys futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the custodian bank to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security.

To the extent the fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract. The segregated account will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the fund with respect to such futures contracts.

STOCK AND BOND INDEX FUTURES AND
OPTIONS ON THESE FUTURES

The fund may buy and sell stock index futures contracts and options on stock index futures contracts.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The fund may buy and sell call and put options on stock index futures to hedge against risks of marketside price movements. The need to hedge against these risks will depend on the extent of diversification of the fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions.

The fund may also buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURE DEVELOPMENTS. The fund may take advantage of opportunities in the area of options and futures contracts and any other derivative investments that are not presently contemplated for use by the fund or that are not currently available but may be developed, to the extent such opportunities are both consistent with the fund's investment goals and legally permissible for the fund.

Options, futures, and options on futures are generally considered derivative securities. The fund's investments in these derivative securities will be for portfolio hedging purposes in an effort to stabilize principal fluctuations. The fund is not obligated to hedge its investment positions, but may do so when deemed prudent and consistent with the fund's goals and policies.

WHAT ARE THE RISKS
OF INVESTING IN THE FUND?

DERIVATIVE SECURITIES. The fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund's portfolio. Inasmuch as these securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities that would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the fund of options on stock indexes, stock index futures, financial futures, and related options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options, stock index futures and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions could have an adverse impact on the fund's ability to effectively hedge its securities. The fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

Although the fund believes that use of futures contracts will benefit the fund, if the manager's judgment about the general direction of interest rates is incorrect, the fund's overall performance would be poorer than if it had not entered into any futures contract. For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of its bonds that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

The fund's sale of futures contracts and buying put options on futures will be solely to protect its investments against declines in value and, to the extent consistent therewith, to accommodate cash flows. The fund expects that in the normal course it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without correspondingly buying securities.

To the extent that the fund does invest in options and futures, it may be limited by the requirements of the Code for qualification as a regulated investment company and such investments may reduce the portion of the fund's dividends that are eligible for the corporate dividends-received deduction. These transactions are also subject to certain distributions to shareholders.

FOREIGN SECURITIES. You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and
(vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Emerging markets involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions, and risk of loss arising out of the system of share registration and custody.

The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the manager, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

LOWER-RATED SECURITIES. Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a fund may incur additional expenses to seek recovery.

INVESTMENT RESTRICTIONS

The fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the fund or
(ii) 67% or more of the shares of the fund present at a shareholder meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy, whichever is less. The fund MAY NOT:

 1. Purchase the securities of any one issuer (other than obligations of the U.S.) if immediately thereafter and as a result of the purchase, the fund would (a) have invested more than 5% of the value of the total assets in the securities of the issuer, or (b) hold more than 10% of any or all classes of the securities of any one issuer;

 2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

 3. Borrow money, except for temporary or emergency (but not investment) purposes, and then only from banks and only in an amount up to 5% of the value of the assets;

 4. Invest more than 25% of the fund's assets (at the time of the most recent investment) in any single industry;

 5. Underwrite securities of other issuers, or acquire securities which, at the time of the acquisition, could be disposed of publicly by the fund only after registration under the Securities Act of 1933;

 6. Invest in securities for the purpose of exercising management or control of the issuer;

 7. Maintain a margin account with a securities dealer or invest in commodities or commodity contracts;

 8. Effect short sales, unless at the time the fund owns securities equivalent in kind and amount to those sold. The fund has not in the past, nor does it currently intend to employ this investment technique;

 9. Invest more than 5% of the fund's total assets in companies which have a record of less than three years continuous operation, including the operations of any predecessor companies;

10. Invest directly in real estate (although the fund may invest in real estate investment trusts) or in the securities of other open-end investment companies, except: (a) where there is no commission other than the customary brokerage commission; except (b) that securities of another open-end investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; and (c) except to the extent the fund invests its uninvested daily cash balances in shares of Franklin Money Fund and other money market funds in the Franklin Group of Funds(R) provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the fund in any such money market fund do not exceed (A) the greater of (1) 5% of the fund's total net assets or (2) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund; or

11. Purchase or retain in the fund's portfolio any security if any officer, director or security holder of the issuer is at the same time an officer, director or employee of the fund or of the manager and such person owns beneficially more than 1/2 of 1% of the securities, and if all such persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.

In addition to these fundamental policies, it is the present policy of the fund (which may be changed without shareholder approval) not to pledge, mortgage or hypothecate the fund's assets as security for loans, nor to engage in joint or joint and several trading accounts in securities (except with respect to short-term investments of cash pending investment into portfolio securities of the type discussed in the Prospectus), except that an order to purchase or sell may be combined with orders from other persons to obtain lower brokerage commissions.

Finally, the fund does not currently expect to invest in Franklin money market funds, although the fund is legally authorized to do so subject to the limitations set forth above.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND DIRECTORS

The Board has the responsibility for the overall management of the fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the fund under the 1940 Act are indicated by an asterisk (*).

                           POSITIONS AND OFFICES    PRINCIPAL OCCUPATION
  NAME, AGE AND ADDRESS    WITH THE FUND            DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------

  Frank H. Abbott, III (77)            Director
  1045 Sansome Street
  San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

  Harris J. Ashton (66)                Director
  191 Clapboard Ridge Road
  Greenwich, CT 06830

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

  S. Joseph Fortunato (66)             Director
  Park Avenue at Morris County
  P.O. Box 1945
  Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

* Charles B. Johnson (65)              Chairman of
  777 Mariners Island Blvd.            the Board
  San Mateo, CA 94404                  and Director

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

* Charles E. Johnson (42)              President
  500 East Broward Blvd.               and Director
  Fort Lauderdale, FL
  33394-3091

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.

* Rupert H. Johnson, Jr. (58)          Vice President
  777 Mariners Island Blvd.            and Director
  San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

  Frank W.T. LaHaye (69)               Director
  20833 Stevens Creek Blvd.
  Suite 102
  Cupertino, CA 95014

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

  Gordon S. Macklin (70)               Director
  8212 Burning Tree Road
  Bethesda, MD 20817

Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

* R. Martin Wiskemann (71)             Vice President
  777 Mariners Island Blvd.            and Director
  San Mateo, CA 94404

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President and Director, ILA Financial Services, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in the Franklin Templeton Group of Funds.

  Harmon E. Burns (53)                 Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

  Martin L. Flanagan (38)              Vice President
  777 Mariners Island Blvd.            and Chief
  San Mateo, CA 94404                  Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

  Deborah R. Gatzek (49)               Vice President
  777 Mariners Island Blvd.            and Secretary
  San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

  Diomedes Loo-Tam (59)                Treasurer and
  777 Mariners Island Blvd.            Principal
  San Mateo, CA 94404                  Accounting
                                       Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

  Edward V. McVey (61)                 Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and the manager. As of June 1, 1998, nonaffiliated members of the Board are paid $325 per month plus $300 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The fees payable to nonaffiliated Board members by the fund are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to nonaffiliated Board members by the fund and by other funds in the Franklin Templeton Group of Funds.

                                                               NUMBER OF BOARDS
                                               TOTAL FEES       IN THE FRANKLIN
                             TOTAL FEES     RECEIVED FROM THE  TEMPLETON GROUP
                            RECEIVED FROM  FRANKLIN TEMPLETON  OF FUNDS ON WHICH
NAME                         THE FUND***   GROUP OF FUNDS****   EACH SERVES*****
----------------------------------------------------------------------------
Frank H. Abbott, III ....      $4,880           $165,937             27
Harris J. Ashton ........       4,699            344,642             49
S. Joseph Fortunato .....       4,667            361,562             51
David W. Garbellano* ....        800             91,317              N/A
Frank W.T. LaHaye .......       4,880            141,433             27
Gordon S. Macklin** .....       2,899            337,292             49

*Deceased, September 27, 1997.
**Appointed, November 18, 1997.
***For the fiscal year ended June 30, 1998. During the period from July 1, 1997 through May 31, 1998, fees at the rate of $200 per month plus $200 per meeting attended were in effect.
****For the calendar year ended December 31, 1997.
*****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of August 4, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 2,873 Class I shares and 402,130 Advisor Class shares, or less than 1% and 19%, respectively, of the total outstanding Class I and Advisor Class shares of the fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. The fund's investment manager is Franklin Advisers, Inc. The manager provides investment research and portfolio management services, including the selection of securities for the fund to buy, hold or sell and the selection of brokers through whom the fund's portfolio transactions are executed. The manager's activities are subject to the review and supervision of the Board to whom the manager renders periodic reports of the fund's investment activities. The manager and its officers, directors and employees are covered by fidelity insurance for the protection of the fund.

The manager and its affiliates act as investment manager to numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds that it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, the fund pays the manager a management fee equal to a monthly rate of 5/96 of 1% of the value of net assets up to and including $100 million; and 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and 9/240 of 1% of the value of net assets in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

For the fiscal years ended June 30, 1998, 1997 and 1996, management fees totaling $2,894,330, $2,108,910, and $1,832,299 respectively, were paid to the manager.

MANAGEMENT AGREEMENT. The management agreement is in effect until April 30, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 30 days' written notice to the manager, or by the manager on 30 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with the manager, FT Services provides certain administrative services and facilities for the fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the manager pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal years ended June 30, 1998 and 1997, administration fees totaling $814,177 and $456,465, respectively, were paid to FT Services. The fee is paid by the manager. It is not a separate expense of the fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITOR. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, is the fund's independent auditor. During the fiscal year ended June 30, 1998, the auditor's services consisted of rendering an opinion on the financial statements of the fund included in the fund's Annual Report to Shareholders for the fiscal year ended June 30, 1998.

HOW DOES THE FUND
BUY SECURITIES FOR ITS PORTFOLIO?

The manager selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the fund is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended June 30, 1998, 1997 and 1996, the fund paid brokerage commissions totaling $386,000, $468,666 and $455,544, respectively.

As of June 30, 1998, the fund owned securities issued by Travelers Group Inc. valued in the aggregate at $7 million. Salomon-Smith Barney Inc., a subsidiary of Travelers Group Inc., is a regular broker-dealer of the fund. Except as noted, the fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Banks and financial institutions that sell shares of the fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                                    SALES
SIZE OF PURCHASE - U.S. DOLLARS                    CHARGE
---------------------------------------------------------
Under $30,000 ................................       3.0%
$30,000 but less than $50,000 ................       2.5%
$50,000 but less than $100,000 ...............       2.0%
$100,000 but less than $200,000 ..............       1.5%
$200,000 but less than $400,000 ..............       1.0%
$400,000 or more .............................         0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the fund may use a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION
ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. The fund receives income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the fund, constitute its net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Gains from securities sold by the fund that are held for more than one year will be taxable at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets; at a maximum rate of 10% for individual investors in the 15% federal income tax bracket. Gains from securities sold by the fund prior to January 1, 1998, are taxable at different rates depending on the length of time the fund held such assets.

For "qualified 5-year gains," the maximum capital gains tax rate is 18% for individuals in the 28% or higher federal income tax brackets; 8% for individuals in the 15% federal income tax bracket. For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Additional information on reporting capital gains distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. Please call Fund Information to request a copy. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt instruments are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the fund at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund subject to certain holding period requirements. If this election is made, you will be (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the fund), and, (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the fund). If the fund elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro rata share of the foreign taxes paid by the fund. In this case, these taxes will be taken as a deduction by the fund, and the income reported to you will be the net amount after these deductions.

The procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the fund have been simplified for tax years beginning in 1998. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, the fund must meet certain specific requirements, including:

o The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of the fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets or 10% of the outstanding voting securities of the issuer;

o The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The fund must distribute to its shareholders at least 90% of its investment company taxable income (i.e., net investment income plus net short-term capital gains) and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires the fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in the fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that 36.20% of the dividends paid by the fund for the most recent fiscal year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. Dividends so designated by the fund must be attributable to dividends earned by the fund from U.S. corporations that were not debt-financed.

The amount that the fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the fund were debt-financed or held by the fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your fund shares are debt-financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES. The fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by the fund are generally governed by section 1256 of the Code. These "section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such section 1256 position held by the fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the fund. The acceleration of income on section 1256 positions may require the fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by the fund.

When the fund holds an option or contract which substantially diminishes the fund's risk of loss with respect to another position of the fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. The fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one section 1256 position and at least one non-section 1256 position) which may reduce or eliminate the operation of these straddle rules.

When the fund enters into "constructive sale transactions," the fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by the fund of ordinary income and short-term capital gains arising from the fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. The fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. The fund is authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the fund.

If the fund's section 988 losses exceed the fund's other net investment company taxable income during a taxable year, the fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your fund shares will be treated as capital gain to you.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. The fund may invest in shares of foreign corporation which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If the fund receives an "excess distribution" with respect to PFIC stock, the fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the fund held the PFIC shares. The fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

The fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the fund were to make this second PFIC election, tax at the fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by the fund (if any), the amounts distributable to you by the fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the fund acquires shares in that corporation. While the fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

CONVERSION TRANSACTIONS. Gains realized by a fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of the fund's expected return is attributable to the time value of the fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2)   the transaction is an applicable straddle;

3) the transaction was marketed or sold to the fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of section 263(g) of the Code dealing with capitalized carrying costs.

STRIPPED PREFERRED STOCK. Occasionally, the fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT BONDS. The fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK) may cause the fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by the fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If the fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. The fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the fund's shares, aggregate underwriting commissions for the fiscal years ended June 30, 1998, 1997 and 1996, were $1,563,121, $706,061 and $623,114, respectively. After allowances to dealers, Distributors retained $155,711, $74,074 and $66,540 in net underwriting discounts and commissions and received $9,399, $3,842 and $883 in connection with redemptions or repurchases of shares for the respective years. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLAN. Under the Class I plan, the fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plan, the Board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by Class I shares of the fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by Class I shares of the fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.25% is reached on a yearly basis, up to an additional 0.05% will be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.20% (0.15% plus 0.05%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.25% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I plan, the plan permits the Board to allow the fund to pay a full 0.25% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plan.

The Class I plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS II PLAN. Under the Class II plan, the fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plan, the fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

THE CLASS I AND CLASS II PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the manager or Distributors or other parties on behalf of the fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended June 30, 1998, the total amount paid by the fund pursuant to the Class I plan was $1,070,286, which was used for the following purposes:

                                             CLASS I

Advertising .............................    $ 30,363
Printing and mailing of
 prospectuses other than
 to current shareholders ................    $127,843
Payments to underwriters ................    $ 16,496
Payments to broker-dealers ..............    $895,584

For the fiscal year ended June 30, 1998, Distributors had eligible expenditures of $244,477 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class II plan, of which the fund paid Distributors $155,323 under the Class II plan.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Class I for the one-, five- and ten-year periods ended June 30, 1998, was 15.38%, 18.30% and 12.67%, respectively. The average annual total return for Class II for the one-year period ended June 30, 1998, and for the period from inception (May 1, 1995) through June 30, 1998, was 19.29% and 25.53%, respectively.

These figures were calculated according to the SEC formula:

      n
P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Class I for the one-, five- and ten-year periods ended June 30, 1998, was 15.38%, 131.72% and 229.59%, respectively. The cumulative total return for Class II for the one-year period ended June 30, 1998, and for the period from inception (May 1, 1995) through June 30, 1998, was 19.29% and 107.53%, respectively.

VOLATILITY

Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

b) Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY MAGAZINES - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $207 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 117 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

The fund offers three classes of shares: Franklin Equity Fund, Franklin Equity Fund Series, Franklin Equity Fund - Class I; Franklin Equity Fund, Franklin Equity Fund Series, Franklin Equity Fund - Class II; and Franklin Equity Fund, Franklin Equity Fund Series, Franklin Equity Fund - Advisor Class.

As of August 4, 1998, the principal shareholders of the fund, beneficial or of record, were as follows:

                                             SHARE                    PER-
NAME AND ADDRESS                             AMOUNT                  CENTAGE

ADVISOR CLASS

FTTC Trust Services FBO
Martin Wiskemann IRA
P.O. Box 7519
San Mateo, CA
94403-7519 .............................   360,869.641                  17%

FTTC TTEE for ValuSelect
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA
95741-2438 .............................   247,934.802                  12%

FT Fund Allocator
 Conservative Target Fund
c/o Fund Accounting
Department
1810 Gateway 3rd Floor
San Mateo, CA
94404-2470 .............................   147,475.889                  7%

FT Fund Allocator
 Moderate Target Fund
c/o Fund Accounting
Department
1810 Gateway 3rd Floor
San Mateo, CA
94404-2470 .............................   468,101.879                  23%

FT Fund Allocator
 Growth Target Fund
c/o Fund Accounting
Department
1810 Gateway 3rd Floor
San Mateo, CA
94404-2470 .............................   625,195.816                  30%

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and
(iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the fund, for the fiscal year ended June 30, 1998, including the auditor's report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Directors of the fund

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

DEPOSITARY RECEIPTS - U.S. Certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II. We calculate the offering price to two decimal places using standard rounding criteria.

PROSPECTUS - The prospectus for the fund's Class I and Class II shares dated November 1, 1998, which we may amend from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC - rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

TEMPLETON AMERICAN
TRUST, INC.

Annual Report
DECEMBER 31, 1997

[LOGO] FRANKLIN TEMPLETON

TECHNOLOGY UPDATE:
FRANKLIN TEMPLETON
COMBATS THE YEAR 2000 PROBLEM
By Charles B. Johnson,
President of Franklin Resources, Inc.

As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998", for example -- but didn't take into account that the year 2000 or "00", could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help ensure that our computer systems, which service the funds and their shareholders, will be Year-2000 Compliant. As changes reach completion, we will conduct comprehensive tests to verify their effectiveness. We will also require all of our major software or data-services suppliers to be Year-2000 Compliant.

In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund portfolio managers must be aware of the impact it could have on companies in their portfolios. That's why Franklin Templeton portfolio managers consistently keep this issue in mind while selecting investments and managing their portfolios.




[PHOTO]
PETER A. NORI
Portfolio Manager
Templeton American Trust, Inc.

SHAREHOLDER LETTER

-------------------------------------------------------------------------
Your Fund's Objective: The Templeton American Trust seeks long-term total return through a flexible policy of investing primarily in stocks and debt obligations of U.S. companies. The Fund may, however, invest up to 35% of its assets in securities in any foreign country, developed or developing.
-------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you the annual report of Templeton American Trust for the period ended December 31, 1997. Despite Alan Greenspan's December 1996 warning about "irrational exuberance," and the increase in the federal funds rate from 5.25% to 5.50% in March 1997, low interest rates, strong corporate profit growth, and benign inflation enabled the U.S. stock market to continue setting records during the year. Although share prices of some companies doing business in Asia declined substantially in 1997's fourth quarter, currency crises there helped redirect portfolio flows to the U.S. market, which was perceived by many investors to be safer. Within this environment, the Fund's Class II shares provided a one-year total return of 21.83%, as discussed in the Performance Summary on page 8. The Standard & Poor's 500 Stock Index (S&P 500(R)) posted a 31.63% return for the same period.(1)

1. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You may find a complete listing of the Fund's portfolio holdings, including the number of shares and dollar value, beginning on page 13 of this report.

CONTENTS

Shareholder Letter ............ 1

Performance Summary
 Class I ...................... 5
 Class II ..................... 8

Financial Highlights &
Statement of Investments ......11

Financial Statements ..........16

Notes to Financial Statements .19

Independent Auditor's Report ..23

Tax Designation ...............24

[Pyramid Graph]

The Fund's underperformance compared to the S&P 500 was due to its lack of exposure to many of the large-cap growth companies with high price-to-earnings ratios that dominate the index. The Fund also was hurt by price declines of several foreign stocks, which generally underperformed the strong U.S. market.

However, many Fund holdings did perform well during the year. Prospects for higher earnings benefited appliance maker Windmere-Durable Holdings Inc. and telecommunication providers AT&T Corp. and US West Communications Group. And the value of our holdings in APL Limited, Caliber Systems and Mapco Inc. increased when they were the subject of takeover discussions. In addition, our shares in American International Group Inc., Morgan Stanley Dean Witter Discover & Co., and the Federal National Mortgage Association (Fannie Mae) rose due to strong capital markets and low interest rates.

We found excellent buying opportunities after the sharp market correction between mid-March and mid-April, and added new positions to the portfolio from several industries. These included technology companies such as Intuit Inc., 3Com Corp., and Digital Equipment Corp., and transportation stocks Caliber Systems and Landstar System Inc.

During the year, we also purchased shares of LTC Properties Inc., and National Health Investors Inc., two Real Estate Investment Trusts (REITs). And because we believed that some out-of-favor cyclical companies offered long-term value not recognized by the marketplace, we initiated positions in Birmingham Steel Corp., Exide Corp., Occidental Petroleum Corp. and Sun Co. Inc.

 2

          GEOGRAPHIC DISTRIBUTION
          Based on Total Net Assets
          12/31/97

          United States            72.5%

          Europe                    4.1%

          Canada                    1.6%

          Latin America             1.5%

          Australia &
            New Zealand             1.4%

          Asia                      1.1%

          Short-Term Obligations
           & Other Net Assets      17.8%

On the sell side, we liquidated our holdings of several U.S. stocks which had appreciated beyond our definition of fair value, including NationsBank Corp., Chase Manhattan Corp., Dayton-Hudson Corp. and Limited Inc. We also took profits in three large foreign companies: the Australian bank ANZ Group, Swedish pharmaceutical manufacturer Astra AB, and French telecommunications equipment provider Alcatel Alsthom.

Although the Fund focuses on U.S. companies, we exercised our option to invest in foreign securities. At the end of the reporting period, overseas investments comprised 9.7% of total net assets. As you know, investing in foreign securities involves special risks related to market and currency volatility and economic, political, social and other factors in the countries where the Fund is invested. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. These special risks and other considerations are discussed in the Fund's prospectus.

Looking forward, we remain positive about the U.S. market over the long-term, although short-term valuations give us some concern. Because both the Dow Jones(R) Industrial Average and the S&P 500 Index have been trading well-above their 20-year average levels for price-to-dividends, price-to-sales, and price-to-book value, we expect that our underweighting of these stocks will continue. However, we are optimistic that our philosophy of buying temporarily out-of-favor securities trading at depressed levels relative to long-term expected earnings should produce attractive returns.

Please remember, this discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect

      TOP 10 HOLDINGS
      12/31/97
      COMPANY,                                              % OF TOTAL
      INDUSTRY                                              NET ASSETS
      --------------------------------------------

      Intuit Inc.
      Data Processing & Reproduction                              3.2%

      American International
      Group Inc.
      Insurance                                                   2.8%

      AT&T Corp.
      Telecommunications                                          2.3%

      Morgan Stanley
      Dean Witter Discover & Co.
      Financial Services                                          2.2%

      Pinnacle West
      Capital Corp.
      Utilities Electrical & Gas                                  2.0%

      Goodyear Tire &
      Rubber Co.
      Industrial Components                                       2.0%

      Intel Corp.
      Electronic Components &
      Instruments                                                 2.0%

      Ford Motor Co.
      Automobiles                                                 2.0%

      Landstar System Inc.
      Transportation                                              2.0%

      Exide Corp.
      Industrial Components                                       1.9%
our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

As always, we thank you for your participation in the Templeton American Trust and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Peter A. Nori

Peter A. Nori
Portfolio Manager
Templeton American Trust, Inc.

          TOP 10 INDUSTRIES
          12/31/97

                                                                % OF TOTAL
          INDUSTRY                                              NET ASSETS
          --------------------------------------------

          Data Processing &
          Reproduction                                               10.2%

          Insurance                                                   7.9%

          Industrial Components                                       5.9%

          Energy Sources                                              5.7%

          Merchandising                                               4.4%

          Transportation                                              4.3%

          Metals & Mining                                             4.1%

          Telecommunications                                          3.9%

          Health & Personal Care                                      3.9%

          Electrical & Electronics                                    3.9%

PERFORMANCE SUMMARY

CLASS I

Templeton American Trust - Class I produced a 22.66% cumulative total return for the one-year period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge. We always maintain a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 7, the Fund's Class I shares delivered a cumulative total return of more than 61% since inception on May 1, 1995.

The Fund's share price, as measured by net asset value, increased $1.15, from $16.02 on December 31, 1996, to $17.17 on December 31, 1997. During the reporting period, shareholders received per share distributions of 15 cents ($0.15) in income dividends, 14.5 cents ($0.145) in short-term capital gains, and $2.105 in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 6 compares the performance of Templeton American Trust - Class I since inception on May 1, 1995, with that of the unmanaged Standard and Poor's 500 (S&P 500) Stock Index.

The past performance is not predictive of future results.

index is a domestic, broad market index consisting of 500 large-capitalization U.S. stocks. The graph also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                     CLASS 1
                     Total Return Index Comparison
                     $10,000 Investment (5/1/95 - 12/31/97)

                         Templeton
                       American Trust(1)-    Consumer           S&P 500
                         Class I            Price Index(3)      Index(2)
                       -------------------------------------------------
      5/1/95              $9,423             $10,000             $10,000
        5/95              $9,704             $10,020             $10,385
        6/95              $9,887             $10,040             $10,627
        7/95             $10,190             $10,040             $10,997
        8/95             $10,134             $10,067             $11,019
        9/95             $10,275             $10,086             $11,483
       10/95              $9,972             $10,119             $11,448
       11/95             $10,218             $10,112             $11,941
       12/95             $10,351             $10,105             $12,171
        1/96             $10,467             $10,164             $12,594
        2/96             $10,548             $10,197             $12,703
        3/96             $10,780             $10,250             $12,826
        4/96             $11,071             $10,289             $13,020
        5/96             $11,239             $10,309             $13,341
        6/96             $11,253             $10,316             $13,393
        7/96             $10,940             $10,335             $12,758
        8/96             $11,246             $10,355             $13,079
        9/96             $11,493             $10,388             $13,812
       10/96             $11,755             $10,421             $14,204
       11/96             $12,322             $10,441             $15,271
       12/96             $12,411             $10,441             $14,969
        1/97             $13,000             $10,473             $15,912
        2/97             $12,864             $10,505             $16,029
        3/97             $12,651             $10,531             $15,369
        4/97             $12,880             $10,544             $16,289
        5/97             $13,842             $10,537             $17,268
        6/97             $14,158             $10,550             $18,043
        7/97             $15,302             $10,563             $19,478
        8/97             $15,136             $10,583             $18,383
        9/97             $16,011             $10,609             $19,397
       10/97             $15,065             $10,636             $18,761
       11/97             $15,033             $10,629             $19,622
       12/97             $15,223             $10,617             $19,960


THE HISTORICAL PERFORMANCE DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

1. Includes the sales charge and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains.

2. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

3. Source: U.S. Bureau of Labor Statistics.

Past performance is not predictive of future results.

 CLASS I
 Periods ended 12/31/97

                                                                     SINCE
                                                                   INCEPTION
                                                  1-YEAR           (5/1/95)
  ----------------------------------------------------------------------
  Cumulative Total Return(1)                      22.66%             61.58%
  Average Annual Total Return(2)                  15.61%             17.05%
  Value of $10,000 Investment(3)                 $11,561            $15,229

                                                 12/31/96          12/31/97
  ----------------------------------------------------------------------
  One-Year Total Return(4)                        19.90%             22.66%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 5.75% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum 5.75% initial sales charge.

4. One-year total return represents the change in value of an investment over the indicated periods ended on the specified dates and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

CLASS II

Templeton American Trust - Class II produced a 21.83% cumulative total return for the one-year period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include sales charges. We always maintain a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 10, the Fund's Class II shares delivered a cumulative total return of more than 145% since inception on February 27, 1991.

The Fund's share price, as measured by net asset value, increased $1.17, from $16.04 on December 31, 1996, to $17.21 on December 31, 1997. During the reporting period, shareholders received per share distributions of 0.32 cents ($0.0032) in dividend income, 14.5 cents ($0.145) in short-term capital gains, and $2.105 in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 9 compares the performance of Templeton American Trust - Class II since inception on February 27, 1991, with that of the unmanaged Standard and Poor's 500 (S&P 500) Stock Index. The index is a domestic, broad market index consisting of 500 large-capitalization U.S. stocks. The graph also shows the Fund's

Past performance is not predictive of future results.

performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                    CLASS II
                    Total Return Index Comparison
                    $10,000 Investment (2/27/91 - 12/31/97)

                    Templeton
                 American Trust(1)-          Consumer                S&P 500
                    Class II               Price Index(3)            Index(2)
                 -------------------------------------------------------------
      2/27/91        $9,901                   $10,000                  $10,000
         2/91        $9,911                    $9,999                  $10,000
         3/91       $10,119                   $10,013                  $10,246
         4/91       $10,327                   $10,028                  $10,280
         5/91       $10,673                   $10,057                  $10,708
         6/91       $10,376                   $10,088                  $10,223
         7/91       $10,515                   $10,102                  $10,712
         8/91       $10,663                   $10,132                  $10,953
         9/91       $10,584                   $10,177                  $10,770
        10/91       $10,653                   $10,191                  $10,930
        11/91       $10,208                   $10,221                  $10,476
        12/91       $11,193                   $10,229                  $11,676
         1/92       $11,543                   $10,243                  $11,470
         2/92       $11,893                   $10,281                  $11,605
         3/92       $11,513                   $10,332                  $11,381
         4/92       $11,763                   $10,347                  $11,723
         5/92       $11,783                   $10,362                  $11,760
         6/92       $11,513                   $10,399                  $11,585
         7/92       $11,873                   $10,422                  $12,083
         8/92       $11,233                   $10,451                  $11,823
         9/92       $11,443                   $10,480                  $11,961
        10/92       $11,483                   $10,517                  $12,018
        11/92       $11,923                   $10,532                  $12,411
        12/92       $12,126                   $10,525                  $12,568
         1/93       $12,486                   $10,577                  $12,679
         2/93       $12,589                   $10,614                  $12,839
         3/93       $12,898                   $10,652                  $13,111
         4/93       $12,919                   $10,681                  $12,805
         5/93       $13,125                   $10,696                  $13,124
         6/93       $13,073                   $10,711                  $13,164
         7/93       $13,218                   $10,710                  $13,134
         8/93       $13,588                   $10,740                  $13,620
         9/93       $13,527                   $10,762                  $13,516
        10/93       $13,733                   $10,807                  $13,807
        11/93       $13,630                   $10,815                  $13,660
        12/93       $14,044                   $10,814                  $13,831
         1/94       $14,778                   $10,844                  $14,308
         2/94       $14,569                   $10,882                  $13,905
         3/94       $14,021                   $10,919                  $13,301
         4/94       $14,210                   $10,934                  $13,484
         5/94       $14,358                   $10,940                  $13,683
         6/94       $14,021                   $10,978                  $13,348
         7/94       $14,621                   $11,007                  $13,809
         8/94       $15,106                   $11,052                  $14,366
         9/94       $14,716                   $11,081                  $14,013
        10/94       $14,674                   $11,089                  $14,336
        11/94       $14,252                   $11,104                  $13,804
        12/94       $14,273                   $11,104                  $14,007
         1/95       $14,227                   $11,148                  $14,381
         2/95       $14,656                   $11,192                  $14,930
         3/95       $14,942                   $11,229                  $15,376
         4/95       $15,308                   $11,266                  $15,829
         5/95       $15,789                   $11,289                  $16,437
         6/95       $16,064                   $11,311                  $16,821
         7/95       $16,556                   $11,311                  $17,406
         8/95       $16,453                   $11,341                  $17,441
         9/95       $16,682                   $11,363                  $18,176
        10/95       $16,178                   $11,400                  $18,120
        11/95       $16,568                   $11,392                  $18,901
        12/95       $16,778                   $11,384                  $19,265
         1/96       $16,955                   $11,451                  $19,934
         2/96       $17,061                   $11,488                  $20,107
         3/96       $17,414                   $11,548                  $20,302
         4/96       $17,873                   $11,592                  $20,608
         5/96       $18,144                   $11,614                  $21,118
         6/96       $18,156                   $11,622                  $21,200
         7/96       $17,637                   $11,644                  $20,194
         8/96       $18,120                   $11,666                  $20,703
         9/96       $18,509                   $11,703                  $21,863
        10/96       $18,933                   $11,740                  $22,483
        11/96       $19,839                   $11,762                  $24,173
        12/96       $19,951                   $11,762                  $23,694
         1/97       $20,896                   $11,799                  $25,186
         2/97       $20,667                   $11,835                  $25,371
         3/97       $20,312                   $11,864                  $24,326
         4/97       $20,667                   $11,878                  $25,784
         5/97       $22,200                   $11,871                  $27,333
         6/97       $22,681                   $11,886                  $28,559
         7/97       $24,506                   $11,900                  $30,832
         8/97       $24,240                   $11,922                  $29,098
         9/97       $25,634                   $11,952                  $30,702
        10/97       $24,100                   $11,982                  $29,696
        11/97       $24,037                   $11,975                  $31,060
        12/97       $24,305                   $11,961                  $31,594

THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

1. Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains.

2. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

3. Source: U.S. Bureau of Labor Statistics.

Past performance is not predictive of future results.

 CLASS II
 Periods ended 12/31/97

                                                                        SINCE
                                                                      INCEPTION
                                                 1-YEAR     5-YEAR    (2/7/91)
  ------------------------------------------------------------------------------
  Cumulative Total Return(1)                      21.83%    100.45%     145.49%
  Average Annual Total Return(2)                  19.63%     14.69%      13.86%
  Value of $10,000 Investment(3)                 $11,963    $19,843     $24,305

                            12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
      --------------------------------------------------------------------------
  One-Year Total Return(4)    15.82%      1.63%     17.55%     18.91%     21.83%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the current 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of purchase. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include sales charges.

4. One-year total return represents the change in value of an investment over the indicated periods ended on the specified dates and does not include sales charges.

Note: Prior to May 1, 1995, Class II shares were offered with no initial sales charge and a higher but declining contingent deferred sales charge. Thus, actual total returns for investors who paid this higher charge would differ. Past expense waivers by the Fund's Manager increased the Fund's total returns.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

TEMPLETON AMERICAN TRUST, INC.
Financial Highlights

                                                                                 YEAR ENDED DECEMBER 31,
                                                                        ------------------------------------------
                                                                         1997              1996             1995+
                                                                        ------------------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS I
(For a share outstanding throughout the year)
Net asset value, beginning of year...................................   $16.02            $14.23            $13.37
                                                                        ------------------------------------------
Income from investment operations:
 Net investment income...............................................      .13               .20               .11
 Net realized and unrealized gain....................................     3.42              2.60              1.21
                                                                        ------------------------------------------
Total from investment operations.....................................     3.55              2.80              1.32
                                                                        ------------------------------------------
Less distributions from:
 Net investment income...............................................     (.15)             (.26)             (.20)
 Net realized gains..................................................    (2.25)             (.75)             (.26)
                                                                        ------------------------------------------
Total distributions..................................................    (2.40)            (1.01)             (.46)
                                                                        ------------------------------------------
Net asset value, end of year.........................................   $17.17            $16.02            $14.23
                                                                        ==========================================
Total Return*........................................................   22.66%            19.90%             9.94%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's)......................................   $5,028            $2,053              $881
Ratios to average net assets:
 Expenses............................................................    1.41%             1.57%             1.81%**
 Net investment income...............................................    0.58%             1.53%             1.31%**
Portfolio turnover rate..............................................   41.06%            15.93%             4.44%
Average commission rate paid***......................................   $.0515            $.0410                --

*Total return does not reflect sales commissions and is not annualized. **Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+For the period May 1, 1995 (commencement of operations) to December 31, 1995.

TEMPLETON AMERICAN TRUST, INC.
Financial Highlights (continued)

                                                                                 YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------------------------
                                                                    1997       1996       1995       1994       1993
                                                                   ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS II
(For a share outstanding throughout the year)
Net asset value, beginning of year..............................    $16.04     $14.25     $12.49     $13.39     $11.77
                                                                    --------------------------------------------------
Income from investment operations:
 Net investment income (loss)...................................      (.03)       .14        .14        .04        .04
 Net realized and unrealized gain...............................      3.45       2.54       2.04        .17       1.82
                                                                    --------------------------------------------------
Total from investment operations................................      3.42       2.68       2.18        .21       1.86
                                                                    --------------------------------------------------
Less distributions from:
 Net investment income..........................................        --       (.14)      (.14)      (.05)      (.03)
 Net realized gains.............................................     (2.25)      (.75)      (.28)     (1.06)      (.21)
                                                                    --------------------------------------------------
Total distributions.............................................     (2.25)      (.89)      (.42)     (1.11)      (.24)
                                                                    --------------------------------------------------
Net asset value, end of year....................................    $17.21     $16.04     $14.25     $12.49     $13.39
                                                                    ==================================================
Total Return*...................................................    21.83%     18.91%     17.55%      1.63%     15.82%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's).................................   $52,063    $44,648    $44,183    $37,959    $34,418
Ratios to average net assets:
 Expenses.......................................................     2.17%      2.26%      2.40%      2.47%      2.53%
 Net investment income (loss)...................................    (0.16%)     0.85%      0.95%      0.34%      0.31%
Portfolio turnover rate.........................................    41.06%     15.93%      4.44%     31.92%     14.10%
Average commission rate paid**..................................    $.0515     $.0410         --         --         --

*Total return does not reflect sales commissions or the contingent deferred sales charge.
**Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.

                       See Notes to Financial Statements.

TEMPLETON AMERICAN TRUST, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                            COUNTRY         SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  82.1%
AUTOMOBILES  2.0%
Ford Motor Co. ........................................................  United States        23,000       $ 1,119,812
                                                                                                           -----------

BANKING  0.5%
Credicorp Ltd. ........................................................       Peru            14,400           259,200
                                                                                                           -----------

BROADCASTING & PUBLISHING  0.4%
*Scholastic Corp. .....................................................  United States         5,600           210,000
                                                                                                           -----------

BUILDING MATERIALS & COMPONENTS  0.8%
Pioneer International Ltd. ............................................    Australia         175,000           477,896
                                                                                                           -----------

BUSINESS & PUBLIC SERVICES  2.6%
Columbia HCA Healthcare Corp. .........................................  United States        26,000           770,250
Wheelabrator Technologies Inc. ........................................  United States        44,000           706,750
                                                                                                           -----------
                                                                                                             1,477,000
                                                                                                           -----------

CHEMICALS  0.9%
Great Lakes Chemical Corp. ............................................  United States        11,000           493,625
                                                                                                           -----------

DATA PROCESSING & REPRODUCTION  10.2%
*3com Corp. ...........................................................  United States        31,000         1,083,062
*Bay Networks Inc. ....................................................  United States        35,000           894,687
*Digital Equipment Corp. ..............................................  United States        24,200           895,400
*Intuit Inc. ..........................................................  United States        44,200         1,823,250
*NCR Corp. ............................................................  United States        18,021           501,209
*Quantum Corp. ........................................................  United States        32,300           648,019
                                                                                                           -----------
                                                                                                             5,845,627
                                                                                                           -----------

ELECTRICAL & ELECTRONICS  3.9%
Ametek Inc. ...........................................................  United States        31,100           839,700
*DSC Communications Corp. .............................................  United States        36,100           866,400
Motorola Inc. .........................................................  United States         9,000           513,563
                                                                                                           -----------
                                                                                                             2,219,663
                                                                                                           -----------

ELECTRONIC COMPONENTS & INSTRUMENTS  2.0%
Intel Corp. ...........................................................  United States        16,000         1,124,000
                                                                                                           -----------

ENERGY EQUIPMENT & SERVICES  1.7%
Sun Co. Inc. ..........................................................  United States        23,300           980,056
                                                                                                           -----------

ENERGY SOURCES  5.7%
Norsk Hydro AS, ADR....................................................      Norway            8,800           448,800
Occidental Petroleum Corp. ............................................  United States        32,150           942,397
Societe Elf Aquitane SA................................................      France            4,000           465,232
Total SA, B............................................................      France            7,000           761,818
YPF Sociedad Anonima, ADR..............................................    Argentina          18,000           615,375
                                                                                                           -----------
                                                                                                             3,233,622
                                                                                                           -----------

FINANCIAL SERVICES  3.8%
Federal National Mortgage Association..................................  United States        16,000           913,000
Morgan Stanley, Dean Witter Discover & Co. ............................  United States        21,644         1,279,702
                                                                                                           -----------
                                                                                                             2,192,702
                                                                                                           -----------

TEMPLETON AMERICAN TRUST, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                            COUNTRY         SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS  1.1%
IBP Inc. ..............................................................   United States        30,000       $   628,125
                                                                                                            -----------

FOREST PRODUCTS & PAPER  2.2%
Boise Cascade Corp. ...................................................   United States        20,300           614,075
Fort James Corporation.................................................   United States        17,100           654,075
                                                                                                            -----------
                                                                                                              1,268,150
                                                                                                            -----------

HEALTH & PERSONAL CARE  3.9%
Aetna Inc. ............................................................   United States         8,500           599,781
Pharmacia & Upjohn.....................................................   United States        20,000           732,500
Windmere-Durable Holdings Inc. ........................................   United States        40,000           902,500
                                                                                                            -----------
                                                                                                              2,234,781
                                                                                                            -----------

INDUSTRIAL COMPONENTS  5.9%
Exide Corp. ...........................................................   United States        43,000         1,112,625
Flowserve Corp. .......................................................   United States        20,904           584,005
Goodyear Tire & Rubber Co. ............................................   United States        18,000         1,145,250
Walbro Corp. ..........................................................   United States        37,800           507,938
                                                                                                            -----------
                                                                                                              3,349,818
                                                                                                            -----------

INSURANCE  7.9%
American General Corp. ................................................   United States        17,000           919,062
American International Group Inc. .....................................   United States        14,625         1,590,469
Presidential Life Corp. ...............................................   United States        47,100           953,775
Travelers Inc. ........................................................   United States        19,298         1,039,653
                                                                                                            -----------
                                                                                                              4,502,959
                                                                                                            -----------

MERCHANDISING  4.4%
American Stores Co. ...................................................   United States        48,888         1,005,259
*Circuit City Stores Inc., Carmax Group................................   United States        43,200           388,800
*Gymboree Inc. ........................................................   United States        40,600         1,111,425
                                                                                                            -----------
                                                                                                              2,505,484
                                                                                                            -----------

METALS & MINING  4.1%
Birmingham Steel Corp. ................................................   United States        56,800           894,600
Oregon Steel Mills Inc. ...............................................   United States        36,600           780,038
Reynolds Metals Co. ...................................................   United States        11,000           660,000
                                                                                                            -----------
                                                                                                              2,334,638
                                                                                                            -----------

MISC MATERIALS & COMMODITIES  1.6%
Agrium Inc. ...........................................................       Canada           75,000           914,062
                                                                                                            -----------

MULTI-INDUSTRY  1.1%
Hutchison Whampoa Ltd. ................................................     Hong Kong         100,000           627,178
                                                                                                            -----------

REAL ESTATE  1.6%
LTC Properties Inc. ...................................................   United States        41,720           865,690

National Health Investors Inc. ........................................   United States         1,800            75,375
                                                                                                            -----------
                                                                                                                941,065
                                                                                                            -----------


TEMPLETON AMERICAN TRUST, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                            COUNTRY         SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS  3.9%
AT&T Corp. ............................................................   United States        21,150       $ 1,295,437
U.S. West Communications Group.........................................   United States        21,200           956,650
                                                                                                            -----------
                                                                                                              2,252,087
                                                                                                            -----------

TEXTILES & APPAREL  1.9%
*Fruit of the Loom Inc., A.............................................   United States        23,000           589,375
Shaw Industries Inc. ..................................................   United States        45,000           523,125
                                                                                                            -----------
                                                                                                              1,112,500
                                                                                                            -----------

TRANSPORTATION  4.3%
A.S.A. Holdings Inc. ..................................................   United States         9,200           261,625
*Fritz Companies Inc. .................................................   United States        79,000         1,101,063
*Landstar System Inc. .................................................   United States        42,400         1,118,300
                                                                                                            -----------
                                                                                                              2,480,988
                                                                                                            -----------

UTILITIES ELECTRICAL & GAS  3.2%
Iberdrola SA ..........................................................       Spain            50,000           658,024
Pinnacle West Capital Corp. ...........................................   United States        27,500         1,165,313
                                                                                                            -----------
                                                                                                              1,823,337
                                                                                                            -----------

WHOLESALE & INTERNATIONAL TRADE  0.5%
Brierley Investments Ltd. .............................................    New Zealand        370,000           264,253
                                                                                                            -----------
                                                                                                             46,872,628
      TOTAL COMMON STOCKS (COST $32,424,048)...........................                                     -----------
                                                                                            PRINCIPAL
                                                                                            AMOUNT**
                                                                                            --------

BONDS (COST $21,406)  0.1%
Brierley Investments Ltd., 9.00%, conv., 6/30/98.......................    New Zealand      46,250 NZD           30,072
                                                                                                            -----------

SHORT TERM INVESTMENTS  3.7%
Federal Farm Credit Banks, 5.62%, 4/01/98..............................   United States       610,000           609,874
Federal National Mortgage Assn., 5.47%, 2/18/98........................   United States       900,000           893,479
United States Treasury Bill, 4.81%, 1/02/98............................   United States       610,000           610,000
                                                                                                            -----------
                                                                                                              2,113,353
      TOTAL SHORT TERM INVESTMENTS (COST $2,113,136)...................                                     -----------

      TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST                                                   49,016,053
        $34,558,590)...................................................                                     -----------

(a)REPURCHASE AGREEMENT  15.5%
Deutsche Bank AG, 6.80%, 1/02/98 (Maturity Value $8,855,344)
 (Cost $8,852,000) Collateralized by U.S. Treasury Notes...............   United States     8,852,000         8,852,000
                                                                                                            -----------
                                                                                                             57,868,053
      TOTAL INVESTMENTS (COST $43,410,590)  101.4%.....................                                       (777,019)
      OTHER ASSETS, LESS LIABILITIES  (1.4%)...........................                                     -----------
                                                                                                            $57,091,034
      TOTAL NET ASSETS  100.0%.........................................                                     ===========


*Non-income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
(a)See note 1e regarding repurchase agreement.

CURRENCY ABBREVIATION:

NZD -- New Zealand Dollar
                       See Notes to Financial Statements.

TEMPLETON AMERICAN TRUST, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value (cost $43,410,590)...............................  $57,868,053
 Receivables:
  Capital shares sold.................................................................       35,169
  Dividends and interest..............................................................       54,264
                                                                                        -----------
     Total assets.....................................................................   57,957,486
                                                                                        -----------
Liabilities:
 Payables:
  Investment securities purchased.....................................................      655,048
  Capital shares redeemed.............................................................        1,827
  To affiliates.......................................................................      129,936
 Distributions to shareholders........................................................        2,583
 Funds advanced by custodian..........................................................        4,796
 Other liabilities....................................................................       72,262
                                                                                        -----------
     Total liabilities................................................................      866,452
                                                                                        -----------
Net assets, at value..................................................................  $57,091,034
                                                                                        ===========
Net assets consist of:
 Net unrealized appreciation..........................................................  $14,457,463
 Accumulated net realized gain........................................................    2,946,785
 Capital shares.......................................................................   39,686,786
                                                                                        -----------
Net assets, at value..................................................................  $57,091,034
                                                                                        ===========
CLASS I
 Net asset value per share ($5,027,557 / 292,728 shares outstanding).......................  $17.17
                                                                                             ======
 Maximum offering price per share ($17.17 / 94.25%)........................................  $18.22
                                                                                             ======
CLASS II
 Net asset value per share ($52,063,477 / 3,025,879 shares outstanding)*...................  $17.21
                                                                                             ======
 Maximum offering price per share ($17.21 / 99.00%)........................................  $17.38
                                                                                             ======

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.

TEMPLETON AMERICAN TRUST, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment Income:
 (net of foreign taxes of $13,819)
 Dividends..............................................................   $  751,806
 Interest...............................................................      300,173
                                                                           ----------
     Total investment income............................................                    $ 1,051,979
                                                                                            -----------
Expenses:
 Management fees (Note 3)...............................................      365,732
 Administrative fees (Note 3)...........................................       78,371
 Distribution fees (Note 3)
      Class I...........................................................        7,803
      Class II..........................................................      492,261
 Transfer agent fees (Note 3)...........................................       60,500
 Custodian fees.........................................................        4,943
 Reports to shareholders................................................       26,569
 Registration and filing fees...........................................       34,700
 Professional fees (Note 3).............................................       31,467
 Trustees' fees and expenses............................................        4,600
 Other..................................................................        4,773
                                                                           ----------
     Total expenses.....................................................                      1,111,719
                                                                                            -----------
       Net investment loss..............................................                        (59,740)
                                                                                            -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...........................................................    8,779,056
  Foreign currency transactions.........................................       (6,336)
                                                                           ----------
     Net realized gain..................................................                      8,772,720
     Net unrealized appreciation on investments.........................                      1,234,510
                                                                                            -----------
Net realized and unrealized gain........................................                     10,007,230
                                                                                            -----------
Net increase in net assets resulting from operations....................                    $ 9,947,490
                                                                                            ===========

                       See Notes to Financial Statements.

TEMPLETON AMERICAN TRUST, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                             1997              1996
                                                                          -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss).........................................   $   (59,740)      $   388,090
  Net realized gain from investments and foreign currency
    transactions.......................................................     8,772,720         2,956,343
  Net unrealized appreciation on investments...........................     1,234,510         4,503,472
                                                                          -----------------------------
    Net increase in net assets resulting from operations...............     9,947,490         7,847,905
Distributions to shareholders from:
 Net investment income:
  Class I..............................................................       (34,067)          (31,751)
  Class II.............................................................        (8,714)         (360,732)
 Net realized gains:
  Class I..............................................................      (482,773)          (89,244)
  Class II.............................................................    (6,135,485)       (1,967,862)
Capital share transactions (Note 2):
  Class I..............................................................     2,906,521           997,883
  Class II.............................................................     4,196,590        (4,758,459)
                                                                          -----------------------------
    Net increase in net assets.........................................    10,389,562         1,637,740
Net assets:
 Beginning of year.....................................................    46,701,472        45,063,732
                                                                          -----------------------------
 End of year...........................................................   $57,091,034       $46,701,472
                                                                          =============================
Undistributed net investment income included in net assets:
 End of year...........................................................   $        --       $        --
                                                                          =============================

                       See Notes to Financial Statements.

TEMPLETON AMERICAN TRUST, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton American Trust, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term total return through a flexible policy of investing primarily in stocks and debt obligations of U.S. companies. The Fund may, however, invest up to 35% of its assets in securities in any foreign country, developed or underdeveloped. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON AMERICAN TRUST, INC.
Notes to Financial Statements  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:
(CONTINUED)
Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1997, all outstanding repurchase agreements held by the Fund had been entered into on that date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers two classes of shares: Class I and Class II. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------------
                                                                            1997                          1996
                                                                   ----------------------------------------------------
                                                                   SHARES       AMOUNT            SHARES       AMOUNT
                                                                   ----------------------------------------------------
CLASS I:
Shares sold....................................................... 205,470    $ 3,717,827          96,004    $1,454,259
Shares issued on reinvestment of distributions....................  27,495        464,649           6,973       108,639
Shares redeemed................................................... (68,378)    (1,275,955)        (36,706)     (565,015)
                                                                   ----------------------------------------------------
Net increase...................................................... 164,587    $ 2,906,521          66,271    $  997,883
                                                                   ====================================================

TEMPLETON AMERICAN TRUST, INC.
Notes to Financial Statements  (continued)

2. CAPITAL STOCK (CONTINUED)

                                                                                 YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------
                                                                          1997                            1996
                                                                 -------------------------------------------------------
                                                                  SHARES       AMOUNT             SHARES       AMOUNT
                                                                 -------------------------------------------------------
CLASS II:
Shares sold.....................................................  336,921    $ 6,061,966          207,954    $ 3,182,096
Shares issued on reinvestment of distributions..................  322,381      5,449,383          130,716      2,042,358
Shares redeemed................................................. (416,422)    (7,314,759)        (657,146)    (9,982,913)
                                                                 -------------------------------------------------------
Net increase (decrease).........................................  242,880    $ 4,196,590         (318,476)   $(4,758,459)
                                                                 =======================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                    AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------
0.15%          First $200 million
0.135%         Over $200 million, up to and including $700 million
0.10%          Over $700 million, up to and including $1.2 billion
0.075%         Over $1.2 billion

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At December 31 1997, there were no unreimbursed costs. Distributors received net commissions from sales of fund shares and received contingent deferred sales charges for the year of $8,432 and $2,996, respectively.

Included in professional fees are legal fees of $5,968 that were paid to a law firm in which a partner is an officer of the Fund.

TEMPLETON AMERICAN TRUST, INC.
Notes to Financial Statements  (continued)

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the statement of investments. At December 31, 1997, the net unrealized appreciation based on cost of investments for income tax purposes was as follows:

                  Unrealized appreciation......................................   $15,628,721
                  Unrealized depreciation......................................    (1,171,258)
                                                                                  -----------
                  Net unrealized appreciation..................................   $14,457,463
                                                                                  ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $19,623,879 and $18,986,541, respectively.

TEMPLETON AMERICAN TRUST, INC.
INDEPENDENT AUDITOR'S REPORT
The Board of Directors and Shareholders
Templeton American Trust, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton American Trust, Inc. as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton American Trust, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           McGladrey & Pullen, LLP

New York, New York
January 30, 1998

TEMPLETON AMERICAN TRUST, INC.
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1997.

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+ Portfolio of insured municipal securities.

++ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

                                                                         10/97.1








SEMI ANNUAL
REPORT


JUNE 30, 1998


TEMPLETON AMERICAN TRUST, INC.

[LOGO]
FRANKLIN TEMPLETON(R)

[50-YEAR SEAL]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.


[PHOTO OF PETER A. NORI]

Peter A. Nori
Portfolio Manager
Templeton American Trust, Inc.

CONTENTS

Shareholder Letter................    1

Performance Summaries
   Class I........................    5
   Class II.......................    7

Financial Highlights &
Statement of Investments..........    9

Financial Statements..............   15

Notes to Financial
Statements........................   18


[PYRAMID GRAPHIC]


SHAREHOLDER LETTER


Your Fund's Objective: Templeton American Trust seeks long-term total return (a combination of capital growth and income) by investing at least 65% of its total assets in the equity and debt securities of U.S. companies and the U.S. government, its agencies and instrumentalities.


Dear Shareholder:

We are pleased to bring you this semiannual report of Templeton American Trust for the six months ended June 30, 1998. During this period, concerns over the impact of recession in Asia, which hurt the U.S. stock market in January, were quickly overwhelmed by low interest rates and significant cash flows into the market. The Asian turmoil seemingly redirected portfolio flows from "risky" emerging markets toward the "safer" U.S. market. In the short run, investors in the U.S. market generally profited from the fallout in Asia as it caused a flight to the U.S. dollar, capped inflationary pressures and allowed the Federal Reserve Board to hold interest rates steady.


You will find a complete listing of the Fund's portfolio holdings, including the dollar value and number of shares or principal amount, beginning on page 11 of this report.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
6/30/98

[BAR GRAPH]

United States                                 73.5%
Europe                                         4.5%
Canada                                         3.3%
Latin America                                  1.3%
Australia & New Zealand                        0.9%
Asia                                           0.9%
Short-Term Investments and Other Net Assets   15.6%


However, data available at the close of the reporting period indicated that Asia might not be recovering, and several regional stock markets and currencies were approaching, or breaching, October 1997 lows. But many observers were not overly concerned about the potential risk Asia presents to U.S. corporate profits, and the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) reached record highs as investors appeared to focus on "stable growth" stocks, regardless of valuation.(1) In such an environment, contrarian "value" investors have difficulty performing in line with broad market indices, and Templeton American Trust Class I shares turned in a 9.76% cumulative total return for the first six months of the year, as discussed in the Performance Summary on page 5.

The Fund's performance was affected by its lack of exposure to the large-cap growth names that dominate the S&P 500. With most of these shares trading above our estimates of their true value, our underweighting will likely continue, which may negatively affect the Fund's near-term relative performance. The Asian financial crisis also hurt the Fund, as some of our more economically sensitive holdings like 3Com Corp., whose near-term earnings outlook appeared weak, underperformed the market.

Fund holdings performing well during the period included three companies subject to merger activity: Bay Networks Inc., DSC Communications Corp., and Digital Equipment Corporation (now a part of Compaq Computer Corp.). Spurred by low interest rates and a strong stock market, our financial holdings, including Morgan Stanley Dean Witter Discover & Co., American International Group Inc., and


1. An index is an unmanaged group of securities that is used to measure market performance. One cannot invest directly in an index.

TOP 10 INDUSTRIES
6/30/98

                                    % OF TOTAL
INDUSTRY                            NET ASSETS
----------------------------------------------
Data Processing &
Reproduction                           8.9%

Electronic Components &
Instruments                            6.8%

Insurance                              6.2%

Financial Services                     5.7%

Energy Sources                         5.5%

Industrial Components                  4.9%

Electrical & Electronics               4.5%

Transportation                         4.3%

Merchandising                          3.9%

Telecommunications                     3.7%


American General Corp. also performed well. Home appliance maker Windmere-Durable Holdings Inc., aided by its acquisition of a Black & Decker unit, contributed positively to the Fund's performance, and American Stores Co. (which hurt the Fund's performance last year) rebounded from an earnings disappointment. Positions liquidated as their stock prices reached our target levels included Fruit of the Loom Inc., Intuit Inc., Travelers Inc. and Pinnacle West Capital Corp. During the period, the Fund purchased stock in companies hurt by what we believed to be near-term earnings shortfalls. In doing so, we initiated positions in ADC Telecommunications Inc. and Newbridge Networks Corp., and added to our position in Scholastic Corp.

We remain positive about the U.S. market on a long-term basis, but our analysis of the Dow Jones(R) Industrial Average and the S&P 500 indicates that both indices are trading well-above their 20-year average price-to-book, price-to-sales, price-to-dividends and price-to-cash flow levels, and we are concerned with short-term valuations. Please remember, this discussion reflects our views, opinions and portfolio holdings as of June 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the Fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

While the Fund invests primarily in securities of U.S. companies and the U.S. government, its agencies and instrumentalities, it may also invest up to 35% of its total assets in securities of issuers in any

TOP 10 HOLDINGS
6/30/98

                                    % OF TOTAL
COMPANY, INDUSTRY                   NET ASSETS
----------------------------------------------
ADC Telecommunications Inc.
Electronic Components &
Instruments                            3.5%

Morgan Stanley Dean Witter
Discover & Co.
Financial Services                     3.3%

Landstar System Inc.
Transportation                         2.5%

American International Group Inc.
Insurance                              2.5%

Scholastic Corp.
Broadcasting & Publishing              2.3%

Ford Motor Co.
Automobiles                            2.3%

DSC Communications Corp.
Electrical & Electronics               2.1%

3Com Corp.
Data Processing & Reproduction         2.1%

American General Corp.
Insurance                              2.0%

AT&T Corp.
Telecommunications                     2.0%


foreign country, developed or developing. There are, of course, special risks involved with global investing related to market, currency, economic, social, political and other factors. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. These special risks and other considerations are discussed in the Fund's prospectus. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 785% in the last 15 years, but has suffered six quarterly declines of more than 20% during that time(2).

As always, we thank you for your participation in Templeton American Trust.

Sincerely,


/s/ PETER A. NORI

Peter A. Nori
Portfolio Manager
Templeton American Trust, Inc.



2. Source: Bloomberg. Based on quarterly percentage change over 15 years ended June 30, 1998. Market returns are measured in Hong Kong dollars.

PERFORMANCE SUMMARY


CLASS I

Templeton American Trust - Class I produced a 9.76% cumulative total return for the six-month period ended June 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We have always maintained a long-term perspective when managing the Fund, and we encourage you to view your investments in a similar manner. As you can see from the table on page 6, the Fund's Class I shares delivered a cumulative total return of more than 77% since inception on May 1, 1995.

The Fund's share price, as measured by net asset value, increased 76 cents, from $17.17 on December 31, 1997, to $17.93 on June 30, 1998. During the reporting period, shareholders received per-share distributions of 33 cents ($0.33) in short-term capital gains and 57 cents ($0.57) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.

CLASS I
Periods ended 6/30/98

                                                                         SINCE
                                                                       INCEPTION
                                               1-YEAR       3-YEAR      (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     18.02%       69.00%       77.33%
Average Annual Total Return(2)                 11.21%       16.78%       17.61%
Value of $10,000 Investment(3)               $11,121      $15,927      $16,725


                                              6/30/96      6/30/97      6/30/98
--------------------------------------------------------------------------------
One-Year Total Return(4)                       13.81%       25.81%      18.02%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 5.75% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum 5.75% initial sales charge.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

Class II

Templeton American Trust - Class II produced a 9.44% cumulative total return for the six-month period ended June 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We have always maintained a long-term perspective when managing the Fund, and we encourage you to view your investments in a similar manner. As you can see from the table on page 8, the Fund's Class II shares delivered a cumulative total return of more than 168% since inception on February 27, 1991.

The Fund's share price, as measured by net asset value, increased 70 cents, from $17.21 on December 31, 1997, to $17.91 on June 30, 1998. During the reporting period, shareholders received per-share distributions of 33 cents ($0.33) in short-term capital gains and 57 cents ($0.57) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.

CLASS II
Periods ended 6/30/98

                                                                         SINCE
                                                                       INCEPTION
                                               1-YEAR       5-YEAR     (2/27/91)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     17.22%      103.47%      168.67%
Average Annual Total Return(2)                 15.16%       15.03%       14.26%
Value of $10,000 Investment(3)               $11,516      $20,141      $26,601

                                6/30/94   6/30/95   6/30/96   6/30/97   6/30/98
--------------------------------------------------------------------------------
One-Year Total Return(4)         7.25%    14.57%    13.02%    24.93%    17.22%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to include the current maximum 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment. Prior to May 1, 1995, Class II shares were offered without an initial sales charge and with a higher, but declining, contingent deferred sales charge; thus, actual returns for investors who paid this higher charge would differ.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and have been restated to include the current maximum 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment. Prior to May 1, 1995, Class II shares were offered without an initial sales charge and with a higher, but declining, contingent deferred sales charge; thus, actual returns for investors who paid this higher charge would differ.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include sales charges.

All calculations assume reinvestment of distributions at net asset value. Past expense waivers by the Fund's Manager increased the Fund's total returns to shareholders. Without these waivers, the Fund's total returns would have been lower. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

TEMPLETON AMERICAN TRUST, INC.
Financial Highlights

                                                                                      CLASS I
                                                                ----------------------------------------------------
                                                                SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,
                                                                 JUNE 30, 1998      --------------------------------
                                                                  (UNAUDITED)        1997         1996        1995+
                                                                ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................         $17.17         $16.02       $14.23       $13.37
                                                                ----------------------------------------------------
Income from investment operations:
 Net investment income......................................            .04            .13          .20          .11
 Net realized and unrealized gains..........................           1.62           3.42         2.60         1.21
                                                                ----------------------------------------------------
Total from investment operations............................           1.66           3.55         2.80         1.32
                                                                ----------------------------------------------------
Less distributions from:
 Net investment income......................................             --           (.15)        (.26)        (.20)
 Net realized gains.........................................           (.90)         (2.25)        (.75)        (.26)
                                                                ----------------------------------------------------
Total distributions.........................................           (.90)         (2.40)       (1.01)        (.46)
                                                                ----------------------------------------------------
Net asset value, end of period..............................           $17.93       $17.17       $16.02       $14.23
                                                                ----------------------------------------------------
                                                                ----------------------------------------------------
Total Return*...............................................          9.76%         22.66%       19.90%        9.94%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................         $6,703         $5,028       $2,053         $881
Ratios to average net assets:
 Expenses...................................................          1.50%**        1.41%        1.57%        1.81%**
 Net investment income......................................           .54%**         .58%        1.53%        1.31%**
Portfolio turnover rate.....................................         17.10%         41.06%       15.93%        4.44%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period May 1, 1995 (effective date) to December 31, 1995.
                                                                               9

TEMPLETON AMERICAN TRUST, INC.
Financial Highlights (continued)

                                                                                CLASS II
                                             -------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                              JUNE 30, 1998      -----------------------------------------------------------
                                               (UNAUDITED)        1997         1996         1995         1994         1993
                                             -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
  period)
Net asset value, beginning of period.....         $17.21          $16.04       $14.25       $12.49       $13.39       $11.77
                                             -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)............           (.01)           (.03)         .14          .14          .04          .04
 Net realized and unrealized gains.......           1.61            3.45         2.54         2.04          .17         1.82
                                             -------------------------------------------------------------------------------
Total from investment operations.........           1.60            3.42         2.68         2.18          .21         1.86
                                             -------------------------------------------------------------------------------
Less distributions from:
 Net investment income...................             --              --         (.14)        (.14)        (.05)        (.03)
 Net realized gains......................           (.90)          (2.25)        (.75)        (.28)       (1.06)        (.21)
                                             -------------------------------------------------------------------------------
Total distributions......................           (.90)          (2.25)        (.89)        (.42)       (1.11)        (.24)
                                             -------------------------------------------------------------------------------
Net asset value, end of period...........           $17.91        $17.21       $16.04       $14.25       $12.49       $13.39
                                             -------------------------------------------------------------------------------
                                             -------------------------------------------------------------------------------
Total Return*............................          9.44%          21.83%       18.91%       17.55%        1.63%       15.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)........        $52,672         $52,063      $44,648      $44,183      $37,959      $34,418
Ratios to average net assets:
 Expenses................................          2.15%**         2.17%        2.26%        2.40%        2.47%        2.53%
 Net investment income (loss)............         (.10)%**        (.16)%         .85%         .95%         .34%         .31%
Portfolio turnover rate..................         17.10%          41.06%       15.93%        4.44%       31.92%       14.10%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
                       See Notes to Financial Statements.
 10

TEMPLETON AMERICAN TRUST, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED)

                                                                   COUNTRY          SHARES          VALUE
                                                                   --------------------------------------
COMMON STOCKS 84.4%
AEROSPACE & MILITARY TECHNOLOGY 1.6%
Kaman Corp., A..............................................    United States         50,200     $   955,369
                                                                                                 -----------
AUTOMOBILES 3.4%
*Circuit City Stores Inc., Carmax Group.....................    United States         63,200         643,850
Ford Motor Co...............................................    United States         23,000       1,357,000
                                                                                                 -----------
                                                                                                   2,000,850
                                                                                                 -----------
BANKING .4%
Credicorp, Ltd..............................................        Peru              15,840         232,650
                                                                                                 -----------
BROADCASTING & PUBLISHING 2.3%
*Scholastic Corp............................................    United States         34,600       1,379,675
                                                                                                 -----------
BUILDING MATERIALS & COMPONENTS 2.5%
Owens Corning...............................................    United States         26,015       1,061,737
Pioneer International Ltd...................................      Australia          175,000         417,219
                                                                                                 -----------
                                                                                                   1,478,956
                                                                                                 -----------
BUSINESS & PUBLIC SERVICES 1.3%
Columbia HCA Healthcare Corp................................    United States         26,000         757,250
                                                                                                 -----------
CHEMICALS .8%
Great Lakes Chemical Corp...................................    United States         11,000         433,812
*Octel Corp.................................................    United States          2,750          54,656
                                                                                                 -----------
                                                                                                     488,468
                                                                                                 -----------
DATA PROCESSING & REPRODUCTION 8.9%
*3com Corp..................................................    United States         40,300       1,236,706
*Bay Networks Inc...........................................    United States         35,000       1,128,750
Compaq Computer Corp........................................    United States         22,869         648,908
*NCR Corp...................................................    United States         18,021         585,683
*Newbridge Networks Corp....................................       Canada             41,845       1,001,665
*Quantum Corp...............................................    United States         32,300         670,225
                                                                                                 -----------
                                                                                                   5,271,937
                                                                                                 -----------
ELECTRICAL & ELECTRONICS 4.5%
Ametek Inc..................................................    United States         31,100         911,619
*DSC Communications Corp....................................    United States         42,100       1,263,000
Motorola Inc................................................    United States          9,000         473,063
                                                                                                 -----------
                                                                                                   2,647,682
                                                                                                 -----------
ELECTRONIC COMPONENTS & INSTRUMENTS 6.8%
*ADC Telecommunications Inc.................................    United States         56,200       2,053,056
Harman International Industries Inc.........................    United States         20,500         789,250
Intel Corp..................................................    United States         16,000       1,186,000
                                                                                                 -----------
                                                                                                   4,028,306
                                                                                                 -----------
ENERGY EQUIPMENT & SERVICES 1.5%
Sun Co. Inc.................................................    United States         23,300         904,331
                                                                                                 -----------

TEMPLETON AMERICAN TRUST, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES          VALUE
                                                                   --------------------------------------
COMMON STOCKS (CONT.)
ENERGY SOURCES 5.5%
Norsk Hydro AS, ADR.........................................       Norway              8,800     $   388,300
Occidental Petroleum Corp...................................    United States         32,150         868,050
Societe Elf Aquitaine SA....................................       France              4,000         562,355
Total SA, B.................................................       France              7,000         910,023
YPF Sociedad Anonima, ADR...................................      Argentina           18,000         541,125
                                                                                                 -----------
                                                                                                   3,269,853
                                                                                                 -----------
FINANCIAL SERVICES 5.7%
Associates First Capital Corp., A...........................    United States          6,027         463,326
Fannie Mae..................................................    United States         16,000         972,000
Morgan Stanley Dean Witter Discover & Co....................    United States         21,644       1,977,721
                                                                                                 -----------
                                                                                                   3,413,047
                                                                                                 -----------
FOOD & HOUSEHOLD PRODUCTS .9%
IBP Inc.....................................................    United States         30,000         543,750
                                                                                                 -----------
FOREST PRODUCTS & PAPER 1.1%
Boise Cascade Corp..........................................    United States         20,300         664,825
                                                                                                 -----------
HEALTH & PERSONAL CARE 2.4%
Aetna Inc...................................................    United States          8,500         647,062
*Windmere-Durable Holdings Inc..............................    United States         21,400         766,388
                                                                                                 -----------
                                                                                                   1,413,450
                                                                                                 -----------
INDUSTRIAL COMPONENTS 4.9%
Exide Corp..................................................    United States         43,000         722,937
Flowserve Corp..............................................    United States         20,904         514,761
Goodyear Tire & Rubber Co...................................    United States         18,000       1,159,875
Walbro Corp.................................................    United States         37,800         533,925
                                                                                                 -----------
                                                                                                   2,931,498
                                                                                                 -----------
INSURANCE 6.2%
American General Corp.......................................    United States         17,000       1,210,187
American International Group Inc............................    United States         10,025       1,463,650
Presidential Life Corp......................................    United States         47,100       1,006,763
                                                                                                 -----------
                                                                                                   3,680,600
                                                                                                 -----------
MERCHANDISING 3.9%
American Stores Co..........................................    United States         48,888       1,182,478
*Gymboree Inc...............................................    United States         73,800       1,118,531
                                                                                                 -----------
                                                                                                   2,301,009
                                                                                                 -----------
METALS & MINING 3.4%
Birmingham Steel Corp.......................................    United States         56,800         702,900
Oregon Steel Mills Inc......................................    United States         36,600         681,675
Reynolds Metals Co..........................................    United States         11,000         615,313
                                                                                                 -----------
                                                                                                   1,999,888
                                                                                                 -----------

TEMPLETON AMERICAN TRUST, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES          VALUE
                                                                   --------------------------------------
COMMON STOCKS (CONT.)
MISCELLANEOUS MATERIALS & COMMODITIES 1.6%
Agrium Inc..................................................       Canada             75,000     $   946,875
                                                                                                 -----------
MULTI-INDUSTRY .9%
Hutchison Whampoa Ltd.......................................      Hong Kong          100,000         527,837
                                                                                                 -----------
REAL ESTATE 1.4%
LTC Properties Inc..........................................    United States         41,720         777,035
National Health Investors Inc...............................    United States          1,800          59,625
                                                                                                 -----------
                                                                                                     836,660
                                                                                                 -----------
TELECOMMUNICATIONS 3.7%
AT&T Corp...................................................    United States         21,150       1,208,194
U.S. West Communications Group..............................    United States         21,200         996,400
                                                                                                 -----------
                                                                                                   2,204,594
                                                                                                 -----------
TEXTILES & APPAREL 1.3%
Shaw Industries Inc.........................................    United States         45,000         793,125
                                                                                                 -----------
TRANSPORTATION 4.3%
*Fritz Companies............................................    United States         79,000       1,056,625
*Landstar System Inc........................................    United States         42,400       1,481,350
                                                                                                 -----------
                                                                                                   2,537,975
                                                                                                 -----------
UTILITIES ELECTRICAL & GAS 3.0%
Iberdrola SA................................................        Spain             50,000         813,247
Potomac Electric Power Co...................................    United States         37,650         943,603
                                                                                                 -----------
                                                                                                   1,756,850
                                                                                                 -----------
WHOLESALE & INTERNATIONAL TRADE .2%
Brierley Investments Ltd....................................     New Zealand         225,000         112,126
                                                                                                 -----------
TOTAL COMMON STOCKS ($35,726,901)...........................                                      50,079,436
                                                                                                 -----------


TEMPLETON AMERICAN TRUST, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
                                                                                   AMOUNT**         VALUE
                                                                                   -------------------------
SHORT TERM INVESTMENTS 8.1%
Federal Farm Credit Banks, 5.53%, 10/01/98...................................     $1,930,000     $ 1,930,216
U.S. Treasury Bills, 5.035% to 5.130% with maturities to 11/12/98............      2,949,000       2,894,116
                                                                                                 -----------
TOTAL SHORT TERM INVESTMENTS (COST $4,823,102)...............................                      4,824,332
                                                                                                 -----------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $40,550,003)............                     54,903,768
                                                                                                 -----------
(a)REPURCHASES AGREEMENTS 9.4%
Merrill Lynch & Co. Inc., 5.80%, 7/01/98 (Maturity Value $2,800,451)
  Collaterized by U.S. Treasury Notes........................................      2,800,000       2,800,000
Morgan Stanley Inc., 5.75%, 7/01/98 (Maturity Value $2,800,447) Collaterized
  by U.S. Treasury Notes.....................................................      2,800,000       2,800,000
                                                                                                 -----------
TOTAL REPURCHASE AGREEMENTS (COST $5,600,000)................................                      5,600,000
                                                                                                 -----------
TOTAL INVESTMENTS (COST $46,150,003) 101.9%..................................                     60,503,768
OTHER ASSETS, LESS LIABILITIES (1.9%)........................................                     (1,128,864)
                                                                                                 -----------
TOTAL NET ASSETS 100.0%......................................................                    $59,374,904
                                                                                                 -----------
                                                                                                 -----------

*Non-income producing.
**Securities traded in U.S. dollars.
(a)See Note 1(e) regarding repurchase agreements.
                       See Notes to Financial Statements.
 14

TEMPLETON AMERICAN TRUST, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $40,550,003).....    $54,903,768
 Repurchase agreements, at value and cost...................      5,600,000
 Cash.......................................................            999
 Receivables:
  Investment securities sold................................        924,299
  Capital shares sold.......................................        112,346
  Dividends and interest....................................         57,491
                                                                -----------
      Total assets..........................................     61,598,903
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................      1,930,000
  Capital shares redeemed...................................        132,526
  To affiliates.............................................        139,869
 Accrued liabilities........................................         21,604
                                                                -----------
      Total liabilities.....................................      2,223,999
                                                                -----------
Net assets, at value........................................    $59,374,904
                                                                ===========
Net assets consist of:
 Accumulated net investment loss............................    $    (9,433)
 Net unrealized appreciation................................     14,353,765
 Accumulated net realized gain..............................      5,406,569
 Capital shares.............................................     39,624,003
                                                                -----------
Net assets, at value........................................    $59,374,904
                                                                ===========
CLASS I:
 Net asset value per share ($6,703,060 / 373,909 shares
   outstanding).............................................         $17.93
                                                                ===========
 Maximum offering price per share ($17.93 / 94.25%).........         $19.02
                                                                ===========
CLASS II:
 Net asset value per share ($52,671,844 / 2,940,766 shares
   outstanding)*............................................         $17.91
                                                                ===========
 Maximum offering price per share ($17.91 / 99.00%).........         $18.09
                                                                ===========

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                              15

TEMPLETON AMERICAN TRUST, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $11,501)
 Dividends..................................................    $  376,678
 Interest...................................................       224,770
                                                                ----------
      Total investment income...............................                     $  601,448
Expenses:
 Management fees (Note 3)...................................       205,236
 Administrative fees (Note 3)...............................        43,979
 Distribution fees (Note 3)
  Class I...................................................        10,482
  Class II..................................................       263,291
 Transfer agent fees (Note 3)...............................        32,000
 Custodian fees.............................................         4,900
 Reports to shareholders....................................        15,500
 Registration and filing fees...............................        16,493
 Professional fees..........................................        10,500
 Directors' fees and expenses...............................         8,500
                                                                ----------
      Total expenses........................................                        610,881
                                                                                 ----------
          Net investment loss...............................                         (9,433)
                                                                                 ----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     5,427,543
  Foreign currency transactions.............................        (1,706)
                                                                ----------
      Net realized gain.....................................                      5,425,837
      Net unrealized depreciation on investments............                       (103,698)
                                                                                 ----------
Net realized and unrealized gain............................                      5,322,139
                                                                                 ----------
Net increase in net assets resulting from operations........                     $5,312,706
                                                                                 ----------
                                                                                 ----------

                       See Notes to Financial Statements.
 16

TEMPLETON AMERICAN TRUST, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 1998            YEAR ENDED
                                                                  (UNAUDITED)          DECEMBER 31, 1997
                                                                ----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss.......................................      $    (9,433)            $   (59,740)
  Net realized gain from investments and foreign currency
    transactions............................................        5,425,837               8,772,720
  Net unrealized appreciation (depreciation) on
    investments.............................................         (103,698)              1,234,510
                                                                ----------------------------------------
    Net increase in net assets resulting from operations....        5,312,706               9,947,490
 Distributions to shareholders from:
  Net investment income:
   Class I..................................................               --                 (34,067)
   Class II.................................................               --                  (8,714)
  Net realized gains:
   Class I..................................................         (293,518)               (482,773)
   Class II.................................................       (2,672,535)             (6,135,485)
 Capital share transactions (Note 2):
   Class I..................................................        1,410,531               2,906,521
   Class II.................................................       (1,473,314)              4,196,590
                                                                ----------------------------------------
    Net increase in net assets..............................        2,283,870              10,389,562
Net assets:
 Beginning of period........................................       57,091,034              46,701,472
                                                                ----------------------------------------
 End of period..............................................      $59,374,904             $57,091,034
                                                                ----------------------------------------
                                                                ----------------------------------------
Accumulated net investment loss included in net assets:
 End of period..............................................      $    (9,433)            $        --
                                                                ----------------------------------------
                                                                ----------------------------------------

                       See Notes to Financial Statements.
                                                                              17

TEMPLETON AMERICAN TRUST, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton American Trust, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term total return (a combination of capital growth and income) by investing at least 65% of its total assets primarily in the equity and debt securities of U.S. companies and the U.S. government, its agencies and instrumentalities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON AMERICAN TRUST, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 1998, all outstanding repurchase agreements held by the Fund had been entered into on that date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers two classes of shares: Class I and Class II shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At June 30, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                     JUNE 30, 1998               DECEMBER 31, 1997
                                                                -----------------------------------------------------
                                                                 SHARES       AMOUNT           SHARES       AMOUNT
                                                                -----------------------------------------------------
CLASS I SHARES:
Shares sold.................................................     154,051    $ 2,705,086        205,470    $ 3,717,827
Shares issued on reinvestment of distributions..............      14,989        260,929         27,495        464,649
Shares redeemed.............................................     (87,859)    (1,555,484)       (68,378)    (1,275,955)
                                                                -----------------------------------------------------
Net increase................................................      81,181    $ 1,410,531        164,587    $ 2,906,521
                                                                -----------------------------------------------------
                                                                -----------------------------------------------------

TEMPLETON AMERICAN TRUST, INC.
Notes to Financial Statements (unaudited) (continued)

2. CAPITAL STOCK (CONT.)

                                                                    SIX MONTHS ENDED                 YEAR ENDED
                                                                     JUNE 30, 1998                DECEMBER 31, 1997
                                                                ------------------------------------------------------
                                                                 SHARES        AMOUNT           SHARES       AMOUNT
                                                                ------------------------------------------------------
CLASS II SHARES:
Shares sold.................................................     354,787    $  6,198,815        336,921    $ 6,061,966
Shares issued on reinvestment of distributions..............     136,912       2,385,007        322,381      5,449,383
Shares redeemed.............................................    (576,812)    (10,057,136)      (416,422)    (7,314,759)
                                                                ------------------------------------------------------
Net increase (decrease).....................................     (85,113)   $ (1,473,314)       242,880    $ 4,196,590
                                                                ------------------------------------------------------
                                                                ------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
FEE RATE                    AVERAGE DAILY NET ASSETS
------------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At June 30, 1998, there were unreimbursed costs of $622. Distributors received net commissions from sales of fund shares and received contingent deferred sales charges for the period of $5,839 and $3,245, respectively.

Legal fees of $21,751 were paid to a law firm in which a partner is an officer of the Fund.

TEMPLETON AMERICAN TRUST, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $16,593,952
Unrealized depreciation.....................................   (2,240,187)
                                                              -----------
Net unrealized appreciation.................................  $14,353,765
                                                              -----------
                                                              -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1998 aggregated $8,686,574 and $10,832,976 respectively.

6. SUBSEQUENT EVENT

The Fund's Board of Directors is considering a tax-free merger of the Fund with another fund affiliated with Franklin Resources, Inc., the parent company of the Fund's investment manager.

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
LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           07/98